Exhibit 10.1 (n)

LOAN AGREEMENT

THIS LOAN AGREEMENT (as it may be amended, this “Agreement”) is made as of this 9th day of February, 2005, between AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Borrower”), and the MARYLAND ECONOMIC DEVELOPMENT CORPORATION, a body politic and corporate and a public instrumentality of the State of Maryland (the “Lender”).

RECITALS

1. The Lender currently owns approximately 145 acres of real property located along Route 220 in Allegany County, Maryland (the “Park Property”).

2. The Lender and the County Commissioners of Allegany County (the “County”) are developing the Park Property into an industrial park.

3. The costs to acquire the Park Property and a portion of the costs to develop the Park Property are being financed with the proceeds of a $3,463,000 loan made by the Department of Business and Economic Development, a principal department of the State of Maryland (the “Department”) to the Lender (the “Development Loan”).

4. The Development Loan is evidenced by a Deed of Trust Note dated February 25, 2002, in the original principal amount of $3,463,000 made by the Lender and payable to the Department (as it may be amended or replaced, the “Note”).

5. The Development Loan is subject to the terms of, and secured by, a Deed of Trust, Assignment of Leases and Rents, and Loan Agreement dated February 25, 2002, between the Lender and the Department, and recorded in the Land Records of Allegany County at Liber 941, Folio 323 (as amended, the “Development Deed of Trust”).

6. The Loan was made pursuant to the provisions of the Smart Growth Economic Development Infrastructure Fund (“One Maryland”), then codified as Section 5-701 of Article 83A of the Annotated Code of Maryland (currently codified in Sections 5-1401 through 5-1411 of Article 83A of the Annotated Code of Maryland).

7. The Lender, with the consent of the Department, has agreed to sell approximately 37 acres of the Park Property (the “Land”) to the Borrower for a total sale price of $1,484,320.

8. The Lender has agreed to finance the sale of the Land in the amount of $1,484,320 (the “Loan”), which Loan will be evidenced by a Deed of Trust Note dated the date hereof in the original principal amount of $1,484,320 made by the Borrower and payable to the Lender (as it may be amended or replaced, the “Note”).

9. The Loan will be subject to the terms of this Agreement and will be secured by the Deed of Trust (as defined below).

10. The Lender will assign, without recourse, all of its rights in the Note, this Agreement, and the Deed of Trust to the Department, as payment, equal to the amount of the Note, towards the outstanding amount due under the terms of the Development Note

11. Upon assignment of the Loan to the Department, the Department will deem the Loan to have been made pursuant to the provisions of the Maryland Economic Development Assistance Authority and Fund (“MEDAAF”), codified as Sections 5-1401 through 5-1411 of Article 83A of the Annotated Code of Maryland (as amended, the “Act”).

NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

All accounting terms not specifically defined herein shall have the meanings determined by generally accepted accounting principles, consistently applied. All terms previously defined are incorporated in this Agreement by reference. Capitalized terms used in this Agreement have the meanings defined below:

“Additional Land” means a certain parcel of real property consisting of approximately ten acres located adjacent to the southern boundary of the Land, to be acquired by the County and transferred to the Borrower.

“Application” means the Application from the Borrower to the Department dated July 1, 2004, as it may be amended.

“Borrower’s Contribution” means the Borrower’s provision of at least $10,000,000 towards the costs of the Project, excluding the amount of the Loan and the Grant.

“Calculation Dates” means collectively and individually any and all of the First Tier Calculation Dates and the Second Tier Calculation Dates.

“Claim” means any action or other claim for liability, loss, expense, or other cost, including fees, costs and expenses of attorneys, consultants, contractors, and experts.

“Completion Date” means December 31, 2005.

“Commitment Letter” means the conditional commitment letter issued by the Lender in connection with the Loan dated July 19, 2004, as it may be amended.

“County ReGrant” means a $750,000 conditional grant from the County to the Borrower, made the with the proceeds of a corresponding conditional grant from the Department to the County.

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“County ReGrant Agreement” means the Grant Agreement dated the date of this Agreement, between the Borrower and the County, evidencing the Grant.

“County ReGrant Deed of Trust” means the Deed of Trust and Assignment of Leases and Rents dated the date of this Agreement, made by the Borrower to Jerry L. Frantz and William M. Rudd, as trustees for the benefit of the County, granting the County a second lien security interest in the Project Land as security for the Borrower’s obligations under the County ReGrant Agreement, and to be recorded in the Land Records of Allegany County, as it may be amended

“County ReGrant Documents” means all documents executed and delivered in connection with the County ReGrant and the Obligations, including the County ReGrant Agreement, the Deed of Trust, and any other document, evidencing or securing the County ReGrant, as any of them may be amended.

“Default” means any default under Article IV of this Agreement.

“Deed of Trust” means the Deed of Trust and Assignment of Leases and Rents dated the date of this Agreement, made by the Borrower to James G. Davis and James Henry, as trustees for the benefit of the Lender, granting the Lender a security interest in the Project Land and to be recorded in the Land Records of Allegany County, as it may be amended

“Eligible Project Costs” means the costs of the Land, calculated as $40,000 multiplied by the actual acreage transferred to the Borrower (calculated to the third decimal point).

“Employee Report” means a report prepared by the Borrower which consists of (a) a list of the names of all of the Permanent, Full-time Employees employed by the Borrower at the Facility as of the dates required in Section 6.05 below, and (b) the social security number, the average hours worked, or expected to be worked, for the year, the hourly or annual pay rate, and a general description of available benefits for each listed Permanent, Full-time Employee. Attached to the report shall be a completed and properly executed certification in substantially the form of Exhibit C attached to this Agreement.

“Expenses” means all costs and expenses incurred by the Lender (whether before or after a Default) in connection with, or in exercising or enforcing any rights, powers and remedies provided in, any of the Financing Documents.

“Facility” means the approximately 250,000 square foot facility to be constructed by the Borrower on the Project Land, to be used by the Borrower to assemble wood products.

“Final Report” means a completed and executed final report in substantially the form of Exhibit A attached to this Agreement.

“Financing Documents” means all documents executed and delivered in connection with the Loan and the Obligations, including this Agreement, the Note, the Deed of Trust, and any other document, evidencing or securing the Loan, as any of them may be amended.

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“First Tier Calculation Dates” means collectively and individually December 31, 2007, and December 31, 2008.

“Forgiveness Date” means December 31, 2014.

“Governmental Authority” means the United States, the State, or any of their political subdivisions, agencies, or instrumentalities, including any local authority having jurisdiction over any aspect of the Project.

“Laws” means any current or future federal, state and local laws, statutes, rules, ordinances, regulations, codes, decisions, interpretations, orders, or decrees of any court or other Governmental Authority having jurisdiction.

“Lien” means any mortgage, deed of trust, pledge, security interest, assignment, judgment, lien or charge of any kind, including any conditional sale or other title retention agreement, any lease in the nature thereof, any liens or claims for liens for materials supplied or for labor or services performed, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction.

“Local Contribution” means the provision of at least $150,000 towards the costs of infrastructure improvements which benefit the Project.

“Local Government” means the County Commissioners of Allegany County, a political subdivision of the State.

“MITP” means the Maryland Industrial Training Program.

“MITP Documents” means the documents to be entered into by the Department and the Borrower in connection with any MITP grant from the Department to the Borrower.

“Obligations” means all duties of payment, performance, and completion owed by the Borrower to the Lender under the Financing Documents and by law, including the obligations to:

(a) Pay all sums of money owed in connection with the Loan and any of the Financing Documents, including all funds and all sums of principal, interest, and premium, if any, due or to become due, and past, present, and future advances under any of the Financing Documents, all money advanced or expended by the Lender as provided for in any of the Financing Documents, and all Expenses; and

(b) Strictly observe and perform all of the provisions of the Financing Documents, time being of the essence.

“Permanent, Full-time Employees” means employees who (a) are employed by the Borrower at the Facility for at least 1800 hours per year, without a fixed term of employment, (b) are eligible for an employer subsidized health care benefits package, (c) are eligible for similar other benefits as

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other employees of the Borrower and any subsidiary or affiliate of the Borrower, and (d) make an hourly wage of at least 150% of the federal minimum wage. A Permanent, Full-time Employee shall not include (i) an employee of a company acquired by the Borrower after the date hereof, if the employee’s place of employment immediately prior to the acquisition was in the State or (ii) an employee of the Borrower who is transferred to the Facility, if the employee’s place of employment immediately prior to the transfer was in the State.

“Project” means (a) the acquisition of the Land by the Borrower, (b) the acquisition of the Additional Land by the County and transfer of the Additional Land to the Borrower, (c) the construction of the Facility on the Project Land, (d) the acquisition and installation of furniture, equipment, and machinery in the Facility, and (e) the operation of the Facility in connection with the Borrower’s manufacture and/or assembly of wood products (collectively, the “Project”).

“Project Land” means the Land and the Additional Land.

“Sales Agreement” means the Agreement of Sale with an effective dated July 12, 2004, between the Borrower and the Lender, under the terms of which the Lender has agreed to sell to the Borrower, and the Borrower has agreed to acquire from the Lender, the Land.

“Second Tier Calculation Dates” means collectively and individually December 31, 2009, December 31, 2010, December 31, 2011, December 31, 2012, December 31, 2013, and December 31, 2014.

“State” means the State of Maryland.

“Taxes” means all taxes, water rents, sewer rents, assessments, utility charges (whether public or private), and other governmental or municipal or public dues, charges, and levies.

ARTICLE II

TERMS OF THE LOAN AND DISBURSEMENT

Section 2.01. The Loan.

Subject to the terms and conditions of all of the Financing Documents, the Lender agrees to extend the Loan to the Borrower.

Section 2.02. Repayment and Interest.

All sums advanced under the Loan shall be evidenced by the Note and shall be repaid with interest in accordance with the provisions of the Note.

Section 2.03. Closing.

(a) In General. Subject to the Borrower’s compliance the with the terms of all of the Financing Documents, the satisfaction of all conditions precedent to closing on the Land under this Agreement and the Sales Agreement, and the non-existence of a Default or any event, circumstance,

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act or omission which with the giving of notice, the passage of time, or both, would constitute a Default, the Lender shall transfer the Land to the Borrower, as provided in the Sales Agreement, and the execution and delivery of the Financing Documents shall constitute payment of the purchase price for the Land.

(b) Conditions for Closing. In addition to the conditions to closing specified in the Sales Agreement, closing on the Land is further subject to the satisfaction of the following conditions as of the date the disbursement is made:

(i) Checklist Items. The Lender and the Department shall have received all of the items set forth on the Pre-Closing and Closing Checklist attached hereto as Exhibit B, in form and substance acceptable to the Lender and the Department.

(ii) Solvency Certifications. If requested by the Lender or the Department, the Borrower shall deliver to the Lender and the Department a certificate stating that no (1) petition in bankruptcy, voluntary or otherwise, (2) assignment for the benefit of creditors, (3) petition seeking reorganization or arrangement under bankruptcy laws of the United States or of any state, or (4) other action brought under any bankruptcy laws, is pending against the Borrower. The Department may request such a certification at any time during the Loan term.

(iii) No Adverse Change. There has been no materially adverse change in the Borrower’s financial condition from that reflected in the Borrower’s financial statements most recently submitted to the Lender and the Department prior to the closing.

(c) Strictures to Closing. Closing on the Land, acceptance of the Financing Documents by MEDCO, and assignment of the Financing Documents to the Department are subject to all financing strictures applicable to the Department and the Lender, and compliance with all applicable Laws.

Section 2.04. Completion.

Within 30 days after the Completion Date, the Borrower shall submit to the Lender and the Department the following:

(a) Evidence that the Project is completed;

(b) A copy of a certificate of use and occupancy issued for the Project;

(c) Evidence that the insurance required under Section 3.02(i)(i)(3) of this Agreement includes the Facility; and

(d) A Final Report, together with any additional information required by the Lender or the Department.

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ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

OF THE BORROWER

Section 3.01. Representations and Warranties.

The Borrower represents and warrants as follows:

(a) Organization. The Borrower:

(i) Is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Virginia;

(ii) Has the power to own its property and to carry on its business as now being conducted;

(iii) Is duly qualified to do business and is in good standing in the State and in each jurisdiction in which the character of properties owned by it or the transaction of its business makes qualification necessary; and

(iv) Has delivered a complete copy of its articles of incorporation and by-laws, together with all amendments, to the Lender and the Department.

(b) Due Authorization. The Borrower has the full corporate power and authority to enter into this Agreement, to complete the Project, to borrow the Loan as contemplated by the Financing Documents, to execute and deliver all of the Financing Documents to which it is a party, and to comply with the terms set forth in all of the Financing Documents, all of which have been duly authorized by all necessary corporate action of the Borrower. No approval of any other person or public authority or regulatory body is required as a condition to the validity of any of the Financing Documents, or, if required, the approval has been obtained.

(c) Validity of Financing Documents. All of the Financing Documents have been properly executed by the Borrower and will:

(i) Not violate any Laws, or any provision of the Borrower’s articles of incorporation or by-laws;

(ii) Not violate any provision, or result in a breach, of any document or agreement binding on the Borrower or affecting its property; or

(iii) Constitute the valid and legally binding obligations of the Borrower, fully enforceable against the Borrower, in accordance with their terms.

(d) Legal Actions. To the best of the Borrower’s knowledge there is no (1) Claim pending or, to the best of the Borrower’s knowledge, threatened in any court or before any governmental agency, and (2) investigation by or before any Governmental Authority, that:

(i) Questions the validity or enforceability of any of the Financing Documents, or any action taken, or to be taken, under any of them;

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(ii) Is likely to result in any material adverse change in the authority, properties, assets, liabilities, or conditions (financial or otherwise) of the Borrower that would cause the Borrower’s tangible net worth to fall below $65,000,000 as of any quarterly financial statement; or

(iii) Affects the Facility or the Project.

(e) Borrower’s Financial Statements. The Borrower’s financial statements, copies of which have been furnished to the Lender and the Department, were prepared in accordance with generally accepted accounting principles consistently applied and are complete and correct and fairly and accurately present the financial condition of the Borrower as of their date and the results of its operations for the period then ended. There has been no material adverse change in the financial condition of the Borrower or the results of its operations since the date of such financial statements.

(f) Taxes. All Taxes imposed upon the Borrower and its properties have been paid prior to the date when any interest or penalty would accrue for nonpayment, except for those Taxes being contested in good faith and by appropriate proceedings by the Borrower.

(g) Accuracy of Statements. All information contained in any financial statement, report, or other document given by the Borrower or by any other person in connection with the Loan is true and accurate in all respects and the Borrower and each other person has not omitted to state any material fact or any fact necessary to make the information not misleading.

(h) Application. All information in the Application was true and complete in all material respects as of the date of the Application. The Borrower is aware of no event that would require any amendment to the Application in order to make any information in the Application true and complete in all material respects and not misleading in any material respect as of the date of this Agreement, and the Borrower is aware of no event or other fact that should have been, and has not been, reported in the Application as material information.

(i) Financing Document Defaults. There is no event of default or default (including a Default) on the part of the Borrower under any of the Financing Documents, and no event has occurred or is continuing that, with notice, or the passage of time, or both, would constitute an event of default or default (including a Default) under any of the Financing Documents.

(j) Compliance With Laws. The Borrower has complied with all Laws.

(k) State Drug Policy. The Borrower is in compliance with the State’s policy concerning drug and alcohol free workplaces, as set forth in COMAR 01.01.1989.18 and 21.11.08.

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(l) Approvals. The Borrower has obtained, or expects to obtain prior to the commencement of construction of the Project:

(i) All approvals from and reviews by all Governmental Authorities of the Laws applicable to the Project and the Facility; and

(ii) All necessary building permits for the Project.

(m) Lien of Deed of Trust. Upon the execution and recordation of the Deed of Trust, the Lender will have a first lien security interest in Project Land.

Section 3.02. Borrower’s Covenants.

The Borrower covenants as follows:

(a) Repayment and Performance. The Borrower shall promptly pay and perform all of the Obligations in the manner provided in the Financing Documents.

(b) Financial Information. The Borrower shall furnish the Lender with:

(i) As soon as available, but in no event more than 90 calendar days after the close of each of the Borrower’s fiscal years, a copy of the Borrower’s annual financial statement in reasonable detail satisfactory to the Lender and the Department, prepared in accordance with generally accepted accounting principles, consistently applied, and audited by an independent, certified public accountant; and

(ii) Any additional information reasonably requested by the Lender or the Department.

(c) Qualification to Do Business. The Borrower shall maintain its qualification to do business in the State.

(d) State Drug Policy. The Borrower will comply with the State’s policy concerning drug and alcohol free workplaces, as set forth in COMAR 01.01.1989.18 and 21.11.08, for the term of this Agreement. Specifically, the Borrower shall:

(i) Make a good faith effort to eliminate illegal drug use and alcohol and drug abuse from its workplaces during the term of this Agreement;

(ii) Prohibit the unlawful manufacture, distribution, dispensation, possession, or use of drugs in its workplaces;

(iii) Prohibit its employees from working under the influence of alcohol or drugs;

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(iv) Not hire or assign to work on an activity funded in whole or part with State funds, anyone whom it knows, or in the exercise of due diligence it should know, currently abuses alcohol or drugs and is not actively engaged in a bona fide rehabilitation program;

(v) Promptly inform the appropriate law enforcement agency of every drug related crime that occurs in any of its workplaces if any of its employees has observed the violation or otherwise has reliable information that a violation has occurred; and

(vi) Notify employees that drug and alcohol abuse are banned in the workplaces, impose sanctions on employees who abuse drugs and alcohol in the workplaces, and institute steps to maintain drug and alcohol free workplaces.

(e) Completion. The Borrower shall:

(i) Cause the Project to be completed by the Completion Date, free and clear of any Liens or claims for Liens, except for Permitted Liens, as that term is defined in the Deed of Trust;

(ii) Cause the Project to be completed in accordance with the Application, the Act, the Regulations, and the terms of this Agreement; and

(iii) Satisfy all applicable Laws for the operation of the Facility by the Completion Date.

(f) Payment of Contractors. The Borrower will promptly pay all contractors and materialmen the amounts due them.

(g) Insurance.

(i) During the term of this Agreement the Borrower shall obtain and maintain, except as provided below, the following insurance coverages:

(1) Comprehensive general public liability and property damage insurance in amounts usually carried by similar operations against claims for bodily injury, death, or damage to property occurring on the Facility; and

(2) Workers’ compensation insurance for all contractors and subcontractors employed at the Facility and all employees of the Borrower employed in the State; and

(3) Any other insurance in connection with the Facility, in amounts and against risks as is customarily maintained by similar businesses operating in the same vicinity.

(ii) All insurance policies shall be with responsible companies with an A. M. Best rating of “A-” or better and shall each bear an endorsement that it shall not be canceled, terminated, endorsed, or amended without 30 days written notice to the Lender.

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(iii) The Borrower shall cause certificates of insurance, evidencing that the Borrower maintains the insurance required under this subsection, to be delivered annually to the Lender or upon request.

(h) Notification of Claims. The Borrower shall promptly notify the Lender of any (i) material action or prospective claims or litigation, including tax deficiencies, that may be asserted against the Borrower, and (ii) default or event of default under the terms of any bond, debenture, note, or other evidence of indebtedness of the Borrower.

(i) Access. Any duly authorized representative of the Lender shall, at all reasonable times, have access to all portions of the Facility; provided, however, that if no Default has occurred and is continuing, the Lender shall provide the Borrower with reasonable notice of the Lender’s desire to access the Facility and shall limit its access to normal business hours.

(j) Books and Records. The Borrower shall keep any books, records, and other documents that may be required under the rules and procedures now or hereafter applicable to MEDAAF loans, and as may be reasonably necessary to disclose fully the amount and disposition of the Loan, the total costs incurred to complete the Project, and the source of all funds expended towards the costs of the Project. All books, records and other documents shall be maintained at the offices of the Borrower for inspection, copying, audit and examination at all reasonable times by any duly authorized representative of the Lender. All books, records and other documents shall be maintained until the first to occur of (i) three years after completion of the Project, or (ii) the completion of an audit of the Project by the State. All information obtained by the State from Borrower’s books, records, or other documents shall be kept confidential to the extent permitted by Law.

(k) Taxes. The Borrower shall promptly pay all Taxes imposed on the Borrower and its properties prior to the date when any interest or penalty would accrue for non-payment, except for those Taxes being contested in good faith by appropriate proceedings by the Borrower.

(l) Press Releases. Without the prior consent of the Lender, the Borrower may not issue any press releases in connection with the Loan, the State, the Department, or the Lender.

(m) Further Assurances. At any time, upon request by the Lender, the Borrower, at its sole expense, will make, execute, and deliver, or cause to be made, executed, and delivered, any additional documents that may, in the opinion of the Lender, be necessary or desirable to effectuate, complete, perfect, continue, or preserve the Obligations. Upon any failure by the Borrower to do so, the Lender may make and execute any such documents in the name of the Borrower, and at the sole expense of the Borrower, and the Borrower hereby irrevocably appoints the Lender the agent and attorney-in-fact of the Borrower to do so, this appointment being coupled with an interest. The Lender may, at its option, advance the Expenses incurred in making and executing any such documents and the Borrower shall reimburse the Lender for any sums advanced with interest at a rate equal to 12% per annum. Any such Expenses, together with interest, same shall be part of the Obligations.

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(n) Indemnification. The Borrower releases the State, the Department, and the Lender from, and agrees to protect, indemnify and save each of them harmless against, any Claims and Expenses incurred by, or asserted against, any of them, arising in connection with the Loan, the Project, or the Facility. All money expended by the State, the Department, or the Lender as a result of such Claims and Expenses, together with interest at a rate equal to 12% per annum from the date of payment, shall constitute an additional indebtedness of the Borrower and shall be immediately due and payable by the Borrower to the State, the Department, or the Lender. Nothing contained in this Section 3.02(n) or in the Financing Documents shall be construed as a limit on the Obligations. This Section 3.02(n) shall survive termination of this Agreement and repayment/forgiveness of the Loan and Note in full.

(o) Contractor’s Non-Discrimination. The Borrower shall not discriminate on the basis of race, color, sex, religion, or national or ethnic origin in its hiring of contractors to carry out any portion of the Project. Borrower shall prohibit its contractors from engaging in such discrimination in the hiring of subcontractors to carry out any portion of the Project.

(p) Occupancy. Within 20 business days after the date the Borrower first occupies all or any portion of the Facility, the Borrower shall notify the Lender and the Department in writing of the date of such occupancy.

(q) Expenses. All Expenses incurred by the Lender shall become part of the Obligations and shall be repaid by the Borrower on demand, together with interest at a rate equal to 12% per annum from the date of incurrence.

(r) Compliance With Laws. The Borrower will comply with all Laws.

ARTICLE IV

DEFAULT AND REMEDIES

Section 4.01. Defaults.

The following events shall constitute a Default under this Agreement:

(a) The Borrower fails to pay the principal amount of the Loan and interest thereon according to the terms of the Note or any other payment required by any of the Financing Documents, including the Obligations;

(b) The Borrower ceases to use the Facility in connection with the manufacture and/or assembly of wood products, as contemplated in this Agreement, the Application, and the Commitment Letter;

(c) Any statement made in any certificate, report or opinion (including legal opinions), financial statement, or other document furnished in connection with the Loan was incorrect in any material respect when made;

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(d) The Borrower breaches any covenant, representation, warranty, or other provision of this Agreement, which breach is not cured within 30 calendar days from the date the Borrower receives (as provided in Section 6.01 below) written notice of the breach from the Lender; provided, however that the Borrower shall not receive a 30 calendar day cure period under this subsection for any breach for which there is a specific Default set forth in this Section;

(e) The Borrower breaches (i) any covenant, representation, warranty, or other provision in any other Financing Document, which breach continues beyond any applicable grace or cure period, or (ii) the provisions of Sections 3.02(a), (e), (h), (l), and (o) of this Agreement;

(f) Any portion of, or interest in, the Facility is sold, leased, subleased, transferred, encumbered, or otherwise conveyed, without the prior written consent of the Lender;

(g) The Borrower fails to comply with any requirement of any Governmental Authority within 30 days after written notice of the requirement is made or within any other time period set by the Governmental Authority; or if any proceeding is commenced or action taken to enforce any remedy for a violation of any requirement of a Governmental Authority or any restrictive covenant affecting any part of the Facility;

(h) The Project is not completed, as determined in the sole discretion of the Lender, by the Completion Date;

(i) A default or event of default occurs under the terms of any bond, debenture, note, or other evidence of indebtedness of the Borrower and remains uncured beyond any applicable grace or cure period;

(j) Final judgment for the payment of money in excess of $1,000,000 is rendered against the Borrower and is not discharged or a stay of execution thereon or a bond is not procured within 30 days from the date of entry thereof, or if thereafter the judgment remains unsatisfied for a period of 30 days after the termination of any such stay of execution thereon or bond;

(k) Any court of competent jurisdiction makes a final order (i) adjudicating the Borrower a bankrupt, (ii) appointing a trustee or receiver of a substantial part of the property of the Borrower, (iii) approving a petition for, or affecting an arrangement in, bankruptcy, a reorganization pursuant to federal bankruptcy law, or any other judicial modification or alterations of the rights of the Lender or of other creditors of the Borrower, (iv) assuming custody or sequestering any substantial part of the property of the Borrower, or (v) attaching or garnishing any substantial part of the property of the Borrower; or if the Borrower (A) files such petition, or (B) takes or consents to any other actions seeking any such judicial order, or (C) makes an assignment for the benefit of creditors, or (D) fails to pay debts generally as they become due, or (E) makes an admission in writing of inability to pay debts generally as they become due;

(l) Without the prior written consent of the Lender, the Borrower (i) sells or transfers all or substantially all of its business assets, (ii) begins any proceeding to dissolve or liquidate, (iii) changes the form of business entity through which it presently conducts its business, or (iv) merges or consolidates;

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(m) Without the prior written consent of the Lender, the Borrower is dissolved by operation of law or in any other manner;

(n) The Lender makes a good faith determination that the Borrower’s tangible net worth has fallen below $65,000,000 as of any quarterly financial statement;

(o) The Borrower relocates to an area which is not a Priority Funding Area, as that term is defined in Title 5-7B of the State Finance and Procurement Article of the Annotated Code of Maryland;

(p) A default or event of default occurs under the terms of (i) any of the other Financing Documents, (ii) any of the County ReGrant Documents, or (iii) the MITP Documents; or

(q) As of the Completion Date, the principal amount of the Loan exceeds 70% of the costs of the Project.

Section 4.02. Remedies.

(a) Upon the occurrence of any Default and after any applicable grace or cure period, prior to exercising any other remedy under this Agreement, the Lender shall require the immediate repayment of the entire outstanding principal indebtedness, together with all accrued interest, under the Note and any Obligations.

(b) In the event the Borrower fails to repay the full amount of the Obligations as provided in subsection (a) above within 10 days after the Lender sends a written notice of default, acceleration, and demand for payment, the Lender may:

(i) At any time proceed to protect and enforce all rights and remedies available to the Lender under this Agreement or by Law, by any other proceedings, whether for specific performance of any agreement contained in this Agreement, damages, or other relief; or

(ii) Exercise any of its rights and remedies under the Deed of Trust.

(c) All remedies provided for in this Agreement or by Law are cumulative and are in addition to any other rights and remedies available to the Lender under any Law. The exercise of any right or remedy by the Lender shall not constitute a cure or waiver of any Default by the Borrower, nor invalidate any act done pursuant to any notice of Default, nor prejudice the Lender in the exercise of those rights, unless the Borrower repays the full amount of the Obligations to the Lender.

(d) The failure of the Lender to insist upon performance of any term of this Agreement shall not constitute a waiver of any term of this Agreement. No act of the Lender shall be construed as an election to proceed under any one provision in this Agreement to the exclusion of any other provision.

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(e) If the Lender suspends or terminates this Agreement, the rights and remedies available to the Lender shall survive the suspension or termination.

Section 4.03. Setoff.

The Lender may set off against and apply any funds of the Borrower on deposit with, or under the control of, the State to the payment of the Obligations, without notice and without resort to any judicial proceeding.

ARTICLE V

MISCELLANEOUS

Section 5.01. Notices.

(a) All communications between the parties made pursuant to this Agreement shall be in writing.

(b) Any communication shall (a) when mailed, be effective three business days after it is deposited in the mails, (b) when mailed for next day delivery by a reputable overnight courier service, be effective one business day after mailing, and (c) when sent by fax, be effective when it is faxed and receipt of the communication is confirmed. Communications shall be delivered to the office of the addressee, as follows:

(i)	Communications to the Lender shall be mailed to:

Maryland Economic Development Corporation

100 North Charles Street, Suite 630

Baltimore, Maryland 21201

Attention: Executive Director

FAX Number: 410-625-1848

(ii)	Communications to the Department shall be mailed to:

Department of Business and Economic Development

217 East Redwood Street, 22nd Floor

Baltimore, Maryland 21202

Attention: Financing Programs Accounting and Administration

FAX Number: (410) 333-6931

With a copy to the Counsel to the Lender, on the 11th Floor at the same address, or if by fax, to 410-333-8298.

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(iii)	Communications to the Borrower shall be mailed to:

Glenn E. Eanes, Vice President and Treasurer

American Woodmark Corporation

3102 Shawnee Drive

Winchester, Virginia 22601

FAX Number: 540-665-9176

(c) The Borrower, the Department, and the Lender may change their notice addresses by sending written notice to the other party.

Section 5.02. Assignment.

(a) No benefit or burden imposed on the Borrower under this Agreement may be assigned without the prior written consent of the Lender.

(b) The Borrower acknowledges that immediately following the execution of this Agreement and the other Financing Documents, the Lender will assign all of its rights and interest in the Financing Documents to the Department. Immediately following the assignment of the Financing Documents to the Department shall accede to the rights of the Lender under the Financing Documents and all references to the “Lender” in the Financing Documents shall be deemed to mean the Department. Following the assignment of the Financing Documents to the Department, the Lender shall have no further liability to the Borrower in connection with the Loan or the Financing Documents. In addition, all representations and warranties made by the Borrower in the Financing Documents, and all instruments, certification, or documents delivered by the Borrower in connection with the Financing Documents, shall be deemed to run to the benefit of, and be enforceable by, the Department.

Section 5.03. Successors Bound.

This Agreement shall inure to the benefit of, and shall be binding upon, each of the parties and their successors and permitted assigns.

Section 5.04. Severability.

The invalidity of any part of this Agreement shall not affect the validity of the remaining provisions of this Agreement.

Section 5.05. Entire Agreement.

This Agreement constitutes the entire agreement between the Borrower and the Lender and supersedes all prior oral and written agreements, representations, and negotiations between the parties concerning the Loan and the Obligations. If there is any inconsistency between this Agreement and the Application or the Commitment Letter, the provisions of this Agreement shall prevail.

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Section 5.06. Amendment of Agreement.

This Agreement may be amended only in writing executed by the Lender and the Borrower.

Section 5.07. Headings.

The headings used in this Agreement are for convenience only and do not constitute a part of this Agreement.

Section 5.08. Disclaimer of Relationships.

The Borrower acknowledges that the obligation of the Lender is limited to making the Loan on the terms set forth in this Agreement. Nothing in this Agreement, and no act of the Lender or the Borrower, shall be deemed to create any relationship of third-party beneficiary, principal and agent, limited or general partnership, joint venture, or any other relationship between the Borrower and the Lender. In addition, by inspecting any part of the Facility or by accepting or approving any action of the Borrower under any of the Financing Documents, the Lender shall not be considered to warrant the condition, legality, or sufficiency of any part of the Facility or any action taken or not taken by the Borrower.

Section 5.09. Governing Law.

This Agreement and all of the other Financing Documents shall be governed by the laws of the State.

Section 5.10. Term of Agreement.

Except as otherwise provided in this Agreement, unless sooner terminated by the mutual consent of the Borrower and the Lender, this Agreement shall remain in full force and effect until the earlier to occur of the date the Loan and the Obligations, together with interest and all other sums due and owing in connection with this Agreement, the Obligations or the Loan, have been paid in full to the satisfaction of the Lender and/or the Loan and the Obligations are forgiven by the Lender under the provisions of Article VI below.

Section 5.11. Illegality.

If performance of any obligation under any of the Financing Documents would require the performing party to violate the Law, then the performance shall be reduced to the level permitted by Law, and if (1) any provision of this Agreement, other than provisions requiring the Borrower to pay interest, principal, principal and interest, or any other of the Obligations, operates, or would operate, to invalidate any part of this Agreement, then such provision only shall be void as though not set forth in this Agreement, and the remainder of this Agreement shall remain in full force and effect, (2) any provision of this Agreement requires the Borrower to pay interest, principal, principal and interest, or any other of the Obligations, then at the option of the Lender, the entire unpaid sum under the Loan, with all unpaid interest accrued thereon, and all other unpaid Obligations shall become due and payable.

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Section 5.12. WAIVER OF JURY TRIAL.

THE BORROWER HEREBY VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER AND IN CONNECTION WITH THE LOAN OR ANY OF THE FINANCING DOCUMENTS.

Section 5.13. Expenses.

The Borrower shall pay all Expenses in connection with the execution and delivery of any of the Financing Documents.

Section 5.14. Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one document.

ARTICLE VI

FORGIVENESS AND EMPLOYMENT REPORTING

Section 6.01. Full Repayment.

The Borrower shall repay the outstanding amount of the Loan, together with accrued interest thereon, as provided in the Note, if:

(a) As of any Calculation Date, the Borrower employs less than 200 Permanent, Full-time Employees;

(b) By the Completion Date, the Borrower fails to expend the amount of the Borrower’s Contribution towards the costs of the Project; or

(c) If at any time after the Borrower occupies the Facility through the Forgiveness Date, the Borrower substantially decreases its operations at the Facility.

Section 6.02. Partial Repayment.

(a) First Tier Calculation Dates.

(i) On the first First Tier Calculation Date in which the Borrower employs less than 300 Permanent, Full-time Employees, but employs at least 200 Permanent, Full-time Employees, the Borrower shall repay to the Lender a portion of the Loan equal to $3,000 for each Permanent, Full-time Employees less than 300, together with accrued interest thereon, as provided in the Note.

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(ii) If on a subsequent First Tier Calculation Date the Borrower employs less than 300 Permanent, Full-time Employees, but employs at least 200 Permanent, Full-time Employees, the Borrower shall repay to the Lender a portion of the Loan equal to $3,000 for each Permanent, Full-time Employees less than 300, less an amount equal to the amount of the Loan previously repaid to the Lender under this Section 6.02, plus accrued interest on the amount of the Loan to be repaid, as provided in the Note. If the amount resulting from the calculation in the immediately preceding sentence is zero or negative, the Borrower shall not be required to make any payment to the Lender for the First Tier Calculation Date; it being expressly understood that nothing in this Section shall be construed to require the Lender to repay any amounts to the Borrower.

(b) Second Tier Calculation Dates.

(i) On the first Second Tier Calculation Date in which the Borrower employs less than 500 Permanent, Full-time Employees, but employs at least 200 Permanent, Full-time Employees, the Borrower shall repay to the Lender a portion of the Loan equal to $3,000 for each Permanent, Full-time Employees less than 500, together with accrued interest thereon, as provided in the Note.

(ii) On each future Second Tier Calculation Date in which the Borrower employs less than 500 Permanent, Full-time Employees, but employs at least 200 Permanent, Full-time Employees, the Borrower shall repay to the Lender a portion of the Loan equal to $3,000 for each Permanent, Full-time Employees less than 500, less an amount equal to the amount of the Loan previously repaid to the Lender under this Section 6.02, plus accrued interest on the amount of the Loan to be repaid, as provided in the Note. If the amount resulting from the calculation in the immediately preceding sentence is zero or negative, the Borrower shall not be required to make any payment to the Lender for the Second Tier Calculation Date; it being expressly understood that nothing in this Section shall be construed to require the Lender to repay any amounts to the Borrower.

(c) Example of Operation of This Section. The following is an example of the intended operation of the preceding paragraph. If the Borrower employed 250, 275, 400, 475, 525, 550, 450, and 375 Permanent, Full-time Employees as of each of the Calculation Dates (and assuming a pro rata repayment amount of $4000 per Permanent, Full-time Employee), then:

(1) As of December 31, 2007, the Borrower would be required to repay $200,000, plus accrued interest to the Lender ($4,000 x (300 - 250) = $200,000,

(2) As of December 31, 2008, the Borrower would not be required to make any payments to the Lender ($4,000 x (300 - 275) = $100,000; $100,000 - $200,000 = ($100,000); as this number is negative, no payment would be required),

(3) As of December 31, 2009, the Borrower would be required to repay an additional $100,000, plus accrued interest to the Lender ($4,000 x (500 - 400) = $400,000; $400,000 – $300,000 = $100,000,

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(4) As of December 31, 2010, the Borrower would not be required to make any payments to the Lender ($4,000 x (500 - 475) = $100,000; $100,000 - $400,000 = ($300,000); as this number is negative, no payment would be required),

(5) As of December 31, 2011, the Borrower would not be required to make any payments to the Lender (as the Borrower employed at least 500 Permanent, Full-time Employees),

(6) As of December 31, 2012, the Borrower would not be required to make any payments to the Lender (as the Borrower employed at least 500 Permanent, Full-time Employees),

(7) As of December 31, 2013, the Borrower would not be required to make any payments to the Lender ($4,000 x (500 - 450) = $200,000; $200,000 - $400,000 = ($200,000); as this number is negative, no payment would be required), and

(8) As of December 31, 2014, the Borrower would be required to repay an additional $100,000, plus accrued interest to the Lender ($4,000 x (500 - 375) = $500,000; $500,000 – $400,000 = $100,000.

Section 6.03. Forgiveness.

As of the Forgiveness Date, the Lender will forgive the amount of the Loan which is not subject to repayment under this Article VI, if no Default exists, and no event, circumstance, act or omission which, with the giving of notice, the passage of time, or both, would constitute a Default. Determination of amounts to be forgiven shall be made after determining any amounts required to be repaid under this Article VI.

Section 6.04. General Conditions.

(a) All information submitted by the Borrower to the Lender as evidence of compliance with any requirement of this Article must be in form and substance acceptable to the Lender.

(b) The Lender shall not be obligated to forgive all or any portion of the Loan or permit repayment as provided in this Article if a Default exists, or an event, circumstance, act or omission exists which, with the giving of notice, the passage of time, or both, would constitute a Default.

(c) All calculations of the Borrower’s employment shall be based upon the employment reports received by the Lender under Section 6.05 below.

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Section 6.05. Employee Reporting Requirement.

(a) On the dates specified below, the Borrower shall submit an Employee Report to the Lender with information effective as of the dates specified below:

Report Date	Effective Date of Information
January 31, 2006	December 31, 2005
January 31, 2007	December 31, 2006
January 31, 2008	December 31, 2007
January 31, 2009	December 31, 2008
January 31, 2010	December 31, 2009
January 31, 2011	December 31, 2010
January 31, 2012	December 31, 2011
January 31, 2013	December 31, 2012
January 31, 2014	December 31, 2013
January 31, 2015	December 31, 2014

(b) Upon the request of the Lender, the Borrower shall provide the Lender with any information and reports that the Lender determines, in its reasonable discretion, are needed to verify information contained in an Employee Report. The Borrower shall permit the Lender to inspect the employee records of the Borrower to confirm the information contained in an Employee Report.

(c) The failure to hire and maintain Permanent, Full-time Employees at the Facility as required under this Article VI shall not constitute a Default under the terms of this Agreement.

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be executed and delivered as of the date first above written.

WITNESS:		MARYLAND ECONOMIC DEVELOPMENT CORPORATION

/s/ David Robinson		By:	/s/ Robert D. Brennan
Name:	David Robinson	Name:	Robert C. Brennan
		Title:	Executive Director

WITNESS:		AMERICAN WOODMARK CORPORATION

/s/ James L. Cooper		By:	/s/ Glenn Eanes	(SEAL)
Name:	James L. Cooper	Name:	Glenn Eanes
		Title:	Vice President and Treasurer

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STATE OF MARYLAND, CITY/COUNTY OF Baltimore, TO WIT:

I HEREBY CERTIFY that on this 20 day of January, 2005, before me, a Notary Public in the State of Maryland, personally appeared Robert C. Brennan, who acknowledged himself to be the Executive Director of the Maryland Economic Development Corporation, known or satisfactorily proven to me to be the person whose name is subscribed to this document, and acknowledged that he executed it on behalf of the Maryland Economic Development Corporation as its duly authorized Executive Director.

AS WITNESS my hand and Notarial Seal.

/s/ Charlotte Base Trainor
Notary Public

My Commission expires: 3/1/2007

COMMONWEALTH OF VIRGINIA, CITY/COUNTY OF Frederick, TO WIT:

I HEREBY CERTIFY that on this 7th day of February, 2005, before me, a Notary Public in the Commonwealth of Virginia, personally appeared Glenn Eanes, who acknowledged himself/herself to be the Vice President and Treasurer of the American Woodmark Corporation, known or satisfactorily proven to me to be the person whose name is subscribed to this document, and acknowledged that she/he executed it on behalf of the American Woodmark Corporation, as its duly authorized                     .

AS WITNESS my hand and Notarial Seal.

Brenda Lee Clark
Notary Public

My Commission expires: 4/30/2007

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EXHIBIT A

Smart Growth Economic Development Infrastructure Fund (“One Maryland”)

Final Report and Certification of Completion Costs

1. Project Name:

2. Borrower:

3. Period Covered:                                  to

4. Activity:

Costs of Project	Costs Paid by One Maryland	Other Source	Other Source	Other Source

TOTAL:

*	(Please specify in parenthesis the entity which paid each particular cost.)

CERTIFICATION:

American Woodmark Corporation hereby certifies that: (1) the above costs have been incurred for work actually performed or equipment actually acquired and installed in accordance with an One Maryland loan for the above named Project, and (2) the information provided above is true and correct.

WITNESS:	AMERICAN WOODMARK CORPORATION

	By:	(SEAL)
Name:	Name:
Title:

Date:

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LOAN AGREEMENT

EXHIBIT B

PRE-CLOSING AND CLOSING CHECKLIST

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LOAN AGREEMENT

EXHIBIT C

FORM OF EMPLOYMENT CERTIFICATION

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ASSIGNMENT OF LOAN DOCUMENTS

THIS ASSIGNMENT OF LOAN DOCUMENTS (this “Assignment”) is made as of this 9th day of February, 2005, from the MARYLAND ECONOMIC DEVELOPMENT CORPORATION, a body politic and corporate and public instrumentality of the State of Maryland (the “Assignor”), to the MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, a the principal department of the State of Maryland (the “Assignee”).

RECITALS

1. The Assignor owns approximately 145 acres of real property located along Route 220 in Allegany County, Maryland (the “Park Property”).

2. The Assignor and the County Commissioners of Allegany County (the “County”) are developing the Park Property into an industrial park.

3. The costs to acquire the Park Property and a portion of the costs to develop the Park Property are being financed with the proceeds of a $3,463,000 loan made by the Assignee to the Assignor (the “Development Loan”).

4. The Assignor, with the consent of the Assignee, has agreed to sell approximately 37 acres of the Park Property (the “Land”) to American Woodmark Corporation (the “Borrower”) for a total sale price of $1,484,320.

5. The Assignor has agreed to finance the sale of the Land in the amount of $1,484,320 (the “than”), which than is evidenced by a Deed of Trust Note dated the date hereof in the original principal amount of $1,484,320 made by the Borrower and payable to the Assignor (as it may be amended or replaced, the “Note”).

6. The than is subject to the terms of a than Agreement dated the date hereof between the Assignor and the Borrower (the “Loan Agreement”), and is secured by a Deed of Trust and Assignment of Lease of Rents dated the date hereof, granted by the Borrower to James G. Davis and James Henry as trustees for the benefit of the Assignor, to be recorded in the Land Records of Allegany County (the “Deed of Trust”).

7. In exchange for the cancellation of a portion of the outstanding principal amount of the Development Loan equal to the principal amount of the Loan, the Assignor has agreed to assign the Loan to the Assignee without recourse or warranty. The Assignee has agreed to accept the assignment of all of the Assignor’s rights in connection with the Loan, and the Assignor hereby endorses and assigns to the Assignee (and the Assignee accepts) the Loan and the Loan Documents (as defined below) as provided in this Assignment.

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8. Upon assignment of the Loan to the Assignee, the Assignee will deem the Loan to have been made pursuant to the provisions of the Maryland Economic Development Assistance Authority and Fund (“MEDAAF”), codified as Sections 5-1401 through 5-1411 of Article 83A of the Annotated Code of Maryland (as amended, the “Act”).

AGREEMENT

NOW, THEREFORE, in consideration of the sum of $5.00 and for other good and valuable consideration paid by the Assignee to the Assignor, the receipt and adequacy of which are hereby acknowledged by the Assignor, the Assignor and the Assignee as follows:

1. Assignment, etc. Without recourse and without any representation or warranty of any kind whatsoever except for those set forth specifically in this Assignment, the Assignor hereby transfers, endorses, assigns, delivers, and conveys to the Assignee the Loan, together with any security and collateral therefor, and all of the Assignor’s rights, title, and interest in, to and under the following documents, as amended (the “Loan Documents”) and in connection with the Loan:

(a) The Note;

(b) The Loan Agreement;

(c) The Deed of Trust; and

(d) The Policy of Title Insurance issued by Chicago Title Insurance Company to the Assignor in the amount of $1,484,320, being Policy No. 5084.

2. No Other Loan Documents, etc. The Assignor represents and warrants to the Assignee that, to the best of the Assignor’s knowledge as of the date hereof, the Loan Documents listed in Section 1 above are the only documents evidencing or securing the Loan or granting any right, title, or interest in, to, under or in connection with the Loan, or any of the Loan Documents and any collateral or security granted or provided therein.

3. Organization. The Assignor is a body politic and corporate and a public instrumentality of the State.

4. Resolution. A resolution has been duly adopted as an official act of the Assignor’s governing body authorizing the execution and delivery of this Assignment and the execution of all of the Loan Documents requiring execution by the Assignor, and authorizing and directing the person executing this Assignment to do so on behalf of the Assignor.

5. Due Authorization. The Assignor has the full power and authority to enter into this Assignment and consummate the transactions contemplated by this Assignment and the Loan Documents, and to comply with the terms set forth in all of this Assignment and the Loan

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Documents, all of which have been duly authorized by all necessary corporate action of the Assignor. No approval of any other person or public authority or regulatory body is required as a condition to the validity of this Assignment or any of the Loan Documents

6. No Defaults. The Assignor hereby represents and warrants that there is currently no monetary default or Default (as defined in the Loan Documents) relating to any payment of money, as of the date hereof.

7. Authorization. The Assignor does hereby authorize and empower the Assignee, its successors and assigns, to exercise all of the rights, powers, and privileges conferred by the Loan Documents to the same extent as the Assignor is authorized and empowered to exercise the same under the provisions of the Loan Documents and applicable laws. This authorization is merely intended to transfer to the Assignee all rights and powers granted to the Assignor in the Loan Documents, but is not intended as a warranty by the Assignor with respect thereto.

8. No Prior Assignments, etc. The Assignor represents and warrants to the Assignee that the Assignor has not sold, assigned, transferred or encumbered any interest in the Loan, or any of its rights, title and interest in, to and under any of the Loan Documents.

9. Further Assurances, etc. Promptly upon the request of the Assignee, the Assignor will execute and deliver any further assurances, endorsements, and assignments and take any further action reasonably required by the Assignee so that the Assignee may obtain the benefits of this Assignment, it being the intent of the Assignor and the Assignee that the Loan and all of the Assignor’s rights, title and interest in, to and under the Loan Documents be absolutely and irrevocably transferred, endorsed, assigned, delivered, and conveyed to the Assignee. Any further assurances, endorsements, or assignments shall include an assignment of the Deed of Trust in form suitable for recording; and an appropriate endorsement on the Note or any allonge attached thereto.

10. Miscellaneous. This Assignment shall be governed by the laws of the State of Maryland and may be executed in any number of duplicate originals or counterparts, each of which original and counterpart, and all taken together, shall constitute one and the same instrument. This Assignment shall be binding upon the Assignor and inure to the benefit of the Assignee and its successors and assigns.

11. Acknowledgement by Assignee. By signing below, the Assignee hereby accepts the assignment of the Loan and the Loan Documents as provided in this Assignment.

12. Cancellation of Indebtedness. Upon assignment of the Loan and the Loan Documents as set forth in this Assignment, the Assignee will cancel a portion of the outstanding principal amount of the Development Loan equal to the principal amount of the Loan.

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IN WITNESS WHEREOF, the Assignor has executed and delivered this Assignment under seal as of the date and year first written above.

WITNESS:	MARYLAND ECONOMIC DEVELOPMENT CORPORATION

/s/ David Robinson	/s/ Robert C. Brennan (Seal)
	By:	Robert C. Brennan
	Title:	Executive Director

STATE OF MARYLAND, CITY/COUNTY OF Baltimore, TO WIT:

I HEREBY CERTIFY that on this 20th day of January 2005, before me, a Notary Public in the State of Maryland, personally appeared Robert C. Brennan, who acknowledged himself to be the Executive Director of the Maryland Economic Development Corporation, known or satisfactorily proven to me to be the person whose name is subscribed to this document, and acknowledged that he executed it on behalf of the Maryland Economic Development Corporation as its duly authorized Executive Director.

AS WITNESS my hand and Notarial Seal.

/s/ Charlotte Base Trainor
Notary Public

My Commission expires: 3/1/2007

ACCEPTANCE OF ASSIGNMENT BY ASSIGNEE

The DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, by the signature below of its Secretary, hereby acknowledges and accepts the foregoing Assignment and consents to the provisions thereof.

WITNESS:

/s/ Gloria M. Shryock	/s/ Aris Melissaratos
	By:	Aris Melissaratos
	Title:	Secretary

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STATE OF MARYLAND, CITY/COUNTY OF Baltimore TO WIT:

I HEREBY CERTIFY that on this 9th day of February,, 2005, before me, a Notary Public in the State of Maryland, personally appeared Aris Melissaratos, who acknowledged himself to be the Secretary of the Department of Business and Economic Development, known or satisfactorily proven to me to be the person whose name is subscribed to this document, and acknowledged that he executed it on behalf of the Department of Business and Economic Development as its duly authorized Secretary.

AS WITNESS my hand and Notarial Seal.

/s/ Robin G. Whitfield
Notary Public 17

My Commission expires: 3/1/2008

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GRANT AGREEMENT

THIS GRANT AGREEMENT (as it may be amended, this “Agreement”) is made as of this 9th day of February, 2005, between AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Recipient”), and the COUNTY COMMISSIONERS OF ALLEGANY COUNTY, a political subdivision of the State of Maryland (the “County”).

RECITALS

1. The County received a grant from the Department of Business and Economic Development, a principal department of the State of Maryland (the “Department”), in the amount of $750,000 (the “DBED Grant”).

2. The DBED Grant was made pursuant to the provisions of the Maryland Economic Development Assistance Authority and Fund, codified as Sections 5-1401 through 5-1411 of Article 83A of the Annotated Code of Maryland (the “Act”).

3. The County has agreed to regrant the proceeds of the DBED Grant to the Recipient (the “County ReGrant”).

4. The proceeds of the County ReGrant will be used to reimburse the Recipient for costs incurred in developing and constructing an approximately 250,000 square foot facility in the Barton Business Park in Allegany County, Maryland (the “Facility”).

5. The development and construction of the Facility are part of a larger project consisting of: (a) the Recipient’s acquisition of approximately 37 acres in the Barton Business Park (the “Land”) from MEDCO (as defined below), (b) the County’s acquisition of approximately 10 acres adjacent to the Land (the “Additional Land”) and transfer of the Additional Land to the Recipient, (c) the construction of the Facility on the Project Land (as defined below), (d) the acquisition and installation of furniture, equipment, and machinery in the Facility, and (e) the operation of the Facility in connection with the Recipient’s manufacture and/or assembly of wood products (collectively, the “Project”).

4. In addition to the Project, the Recipient shall employ Permanent, Full-time Employees as provided in this Agreement.

NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

All accounting terms not specifically defined herein shall have the meanings determined by generally accepted accounting principles, consistently applied. All terms previously defined are incorporated in this Agreement by reference. Capitalized terms used in this Agreement have the meanings defined below:

“Application” means the Application from the Recipient to the Department dated July, 2004, as it may be amended.

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“Calculation Dates” means collectively and individually the First Tier Calculation Dates and the Second Tier Calculation Dates.

“Claim” means any action or other claim for liability, loss, expense, or other cost, including fees, costs and expenses of attorneys, consultants, contractors, and experts.

“Closing Checklist” means the Pre-Closing and Closing Checklist attached hereto as Exhibit C

“Completion Date” means December 31, 2005.

“Commitment Letter” means the conditional commitment letter issued by the Department in connection with the DBED Grant and the County ReGrant dated July 19, 2004, as it may be amended.

“County ReGrant Documents” means all documents executed and delivered in connection with the County ReGrant and the Obligations, including this Agreement, the Deed of Trust, and any other document, evidencing or securing the County ReGrant, as any of them may be amended.

“County’s Contribution” means the provision of at least $300,000 towards the costs of the Project by the County, which shall be in the form of acquisition of the Additional Land and infrastructure costs related to the Project.

“DBED Grant Agreement” means the grant agreement dated the date hereof between the Department and the County, made in connection with the DBED Grant.

“Deed of Trust” means the Deed of Trust and Assignment of Leases and Rents dated the date of this Agreement, made by the Recipient to Jerry L. Frantz and William M. Rudd, as trustees for the benefit of the County, granting the County a second lien security interest in the Project Land as security for the Recipient’s Obligations, and to be recorded in the Land Records of Allegany County, as it may be amended

“Default” means any default under Article IV of this Agreement.

“Eligible Project Costs” means costs to develop and construct the Facility, as approved by the County and the Department.

“Employee Report” means a report prepared by the Recipient which consists of (a) a list of the names of all of the Permanent, Full-time Employees employed by the Recipient at the Facility as of the dates required in Section 6.06 below, and (b) the social security number, the average hours worked, or expected to be worked, for the year, the hourly or annual pay rate, and a general

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description of available benefits for each listed Permanent, Full-time Employee. Attached to the report shall be a completed and properly executed certification in substantially the form of Exhibit D attached to this Agreement.

“Expenses” means all costs and expenses incurred by the County (whether before or after a Default) in connection with, or in exercising or enforcing any rights, powers and remedies provided in, any of the County ReGrant Documents.

“Final Report” means a completed and executed final report in substantially the form of Exhibit B attached to this Agreement.

“First Tier Calculation Dates” means collectively and individually December 31, 2007, and December 31, 2008.

“Forgiveness Date” means December 31, 2014.

“Governmental Authority” means the United States, the State, or any of their political subdivisions, agencies, or instrumentalities, including any local authority having jurisdiction over any aspect of the Project.

“Laws” means any current or future federal, state and local laws, statutes, rules, ordinances, regulations, codes, decisions, interpretations, orders, or decrees of any court or other Governmental Authority having jurisdiction.

“Lien” means any mortgage, deed of trust, pledge, security interest, assignment, judgment, lien or charge of any kind, including any conditional sale or other title retention agreement, any lease in the nature thereof, any liens or claims for liens for materials supplied or for labor or services performed, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction.

“Loan” means the financing provided by MEDCO to the Recipient in the amount of $1,484,320, in connection with the Recipient’s acquisition of the Land.

“Loan Agreement” means the Loan Agreement dated the date hereof between the Recipient and MEDCO in connection with the Loan, as it may be amended or replaced.

“Loan Deed of Trust” means the Deed of Trust and Assignment of Leases and Rents dated the date of this Agreement, made by the Recipient to James G. Davis and James Henry, as trustees for the benefit of MEDCO, granting MEDCO a security interest in the Project Land and to be recorded in the Land Records of Allegany County, as it may be amended

“Loan Documents” means all documents executed and delivered in connection with the Loan, including the Note, the Loan Agreement, the Loan Deed of Trust, and any other document, evidencing or securing the Loan, as any of them may be amended.

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“MEDCO” means the Maryland Economic Development Corporation, a body politic and corporate and a public instrumentality of the State of Maryland.

“Note” means the Deed of Trust Note dated the date hereof in the original principal amount of $1,484,320 made by the Recipient and payable to MEDCO, as it may be amended or replaced.

“Obligations” means all duties of payment, performance, and completion owed by the Recipient to the County under the County ReGrant Documents and by law, including the obligations to:

(a) Pay all sums of money owed in connection with the County ReGrant and any of the County ReGrant Documents, including all funds and all sums of principal, interest, and premium, if any, due or to become due, and past, present, and future advances under any of the County ReGrant Documents, all money advanced or expended by the County as provided for in any of the County ReGrant Documents, and all Expenses; and

(b) Strictly observe and perform all of the provisions of the County ReGrant Documents, time being of the essence.

“Permanent, Full-time Employees” means employees who (a) are employed by the Recipient at the Facility for at least 1800 hours per year, without a fixed term of employment, (b) are eligible for an employer subsidized health care benefits package, (c) are eligible for similar other benefits as other employees of the Recipient and any subsidiary or affiliate of the Recipient, and (d) make an hourly wage of at least 150% of the federal minimum wage. A Permanent, Full-time Employee shall not include (i) an employee of a company acquired by the Recipient after the date hereof, if the employee’s place of employment immediately prior to the acquisition was in the State or (ii) an employee of the Recipient who is transferred to the Facility, if the employee’s place of employment immediately prior to the transfer was in the State.

“Project Land” means collectively the Land and the Additional Land.

“Recipient’s Contribution” means the Recipient’s provision of at least $10,000,000 towards the costs of the Project, excluding the amount of the Loan and the County Regrant.

“Regulations” means the regulations in COMAR 24.05.02.01 through 24.05.02.16, as they may be amended.

“Second Tier Calculation Dates” means collectively and individually December 31, 2009, December 31, 2010, December 31, 2011, December 31, 2012, December 31, 2013, and December 31, 2014.

“State” means the State of Maryland.

“Taxes” means all taxes, water rents, sewer rents, assessments, utility charges (whether public or private), and other governmental or municipal or public dues, charges, and levies.

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ARTICLE II

TERMS OF THE GRANT AND DISBURSEMENT

Section 2.01. The Grant.

Subject to the terms of all of the County ReGrant Documents, the County agrees to extend the County ReGrant to the Recipient.

Section 2.02. Repayment of County ReGrant.

All sums advanced under the County ReGrant shall be repaid as provided in this Agreement.

Section 2.03. Disbursements.

(a) In General. Subject to the Recipient’s continued compliance with all of the terms of the County ReGrant Documents, the continued satisfaction of all conditions precedent to disbursing County ReGrant proceeds under this Agreement, and the continued non-existence of a Default or any event, circumstance, act or omission which with the giving of notice, the passage of time, or both, would constitute a Default, the County shall advance to the Recipient the sums requested by the Recipient in a completed Request for Disbursement, the form of which is attached hereto as Exhibit A.

(b) Monthly Disbursement. All Requests for Disbursement shall be made to the County at the address specified in Section 5.01, or at any other place that the County designates. The Recipient may submit only one Request for Disbursement every 30 days. Requests for disbursement shall, at the option of the County, be submitted no later than 30 business days before the date of the requested disbursement.

(c) Disbursements to the Recipient. All disbursements shall be made directly to the Recipient by check. The County shall only disburse County ReGrant proceeds upon presentation by the Recipient of invoices, bills, or other satisfactory proof of payments to reimburse the Recipient for payments made for Eligible Project Costs.

(d) Conditions for All Disbursements. The obligation of the County to make any disbursements of the County ReGrant, including the first through final disbursements, is subject to the satisfaction of the following conditions as of the date the disbursement is made:

(i) Receipt of Request for Disbursement. The County shall have received a completed Request for Disbursement.

(ii) Representations True. No representation or warranty of the Recipient contained in this Agreement shall be or have become materially incorrect or inaccurate.

(iii) No Defaults. There shall be no breach, default, or event of default (including a Default) under the terms of any of the County ReGrant Documents, and no event, circumstance, act, or omission shall exist which with the giving of notice, the passage of time, or both, would

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constitute breach, default, or event of default (including a Default) under any of the County ReGrant Documents.

(iv) Solvency Certifications. If requested by the County or the Department, the Recipient shall deliver to the Department and the County a certificate stating that no (1) petition in bankruptcy, voluntary or otherwise, (2) assignment for the benefit of creditors, (3) petition seeking reorganization or arrangement under bankruptcy laws of the United States or of any state, or (4) other action brought under any bankruptcy laws, is pending against the Recipient. The Department or the County may request such a certification at any time during the County ReGrant term.

(v) No Adverse Change. There has been no materially adverse change in the Recipient’s financial condition from that reflected in the Recipient’s financial statements most recently submitted to the County and the Department prior to the closing.

(vi) Receipt of DBED Grant Funds. The County has received a corresponding disbursement of the DBED Grant funds from the Department under the terms of the DBED Grant Agreement.

(e) The Recipient’s right to request funds under this Agreement shall terminate five months after the date of this Agreement.

(f) Availability of Funds. Disbursements of County ReGrant proceeds are subject to the continuing availability of funds for such purpose, and compliance with all applicable Laws.

(g) Upon each disbursement, the Recipient shall be deemed to have issued each of the representations and warranties contained in Section 3.01 of this Agreement.

(h) In no event shall the County be obligated to make any advance under this Agreement if a Default has occurred or if the advance would cause the total amount of advances made to exceed the amount of the County ReGrant.

Section 2.04. Conditions Precedent to Disbursement.

(a) Except as provided in subsection (b) below, before disbursing any County ReGrant proceeds, the County and the Department shall receive all of the items set forth on the Closing Checklist, in form and substance acceptable to the County and the Department.

(b) Notwithstanding subsection (a) above, the County shall disburse up to $250,000 of the County ReGrant as provided in this Section so long as the County and the Department receive all of the items set forth in Sections I and II of the Closing Checklist, in form and substance acceptable to the County and the Department

Section 2.04. Completion.

Within 30 days after the Completion Date, the Recipient shall submit to the Department and the County the following:

(a) Evidence that the Project is completed;

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(b) A copy of a certificate of use and occupancy issued for the Project;

(c) Evidence that the insurance required under Section 3.02(c)(i)(2) of the Deed of Trust includes the Facility; and

(d) A Final Report, together with any additional information required by the County or the Department.

ARTICLE III

REPRESENTATIONS, WARRANTIES, AND COVENANTS

OF THE RECIPIENT

Section 3.01. Representations and Warranties.

The Recipient represents and warrants as follows:

(a) Organization. The Recipient:

(i) Is a corporation duly organized, validly existing, and in good standing under the laws of the State of Virginia;

(ii) Has the power to own its property and to carry on its business as now being conducted;

(iii) Is duly qualified to do business and is in good standing in the State and in each jurisdiction in which the character of properties owned by it or the transaction of its business makes qualification necessary; and

(iv) Has delivered a complete copy of its articles of incorporation and by-laws, together with all amendments, to the County.

(b) Due Authorization. The Recipient has the full corporate power and authority to enter into this Agreement, to accept the County ReGrant as contemplated by the County ReGrant Documents, to execute and deliver all of the County ReGrant Documents to which it is a party, and to comply with the terms set forth in all of the County ReGrant Documents, all of which have been duly authorized by all necessary corporate action of the Recipient. No approval of any other person or public authority or regulatory body is required as a condition to the validity of any of the County ReGrant Documents, or, if required, the approval has been obtained.

(c) Validity of County ReGrant Documents. All of the County ReGrant Documents have been properly executed by the Recipient and will:

(i) Not violate any Laws, or any provision of the Recipient’s articles of incorporation or by-laws;

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(ii) Not violate any provision, or result in a breach, of any document or agreement binding on the Recipient or affecting its property; or

(iii) Constitute the valid and legally binding obligations of the Recipient, fully enforceable against the Recipient, in accordance with their terms.

(d) Legal Actions. To the best of the Recipient’s knowledge there is no (1) Claim pending or, to the best of the Recipient’s knowledge, threatened in any court or before any governmental agency, and (2) investigation by or before any Governmental Authority, that:

(i) Questions the validity or enforceability of any of the County ReGrant Documents, or any action taken, or to be taken, under any of them;

(ii) Is likely to result in any material adverse change in the authority, properties, assets, liabilities, or conditions (financial or otherwise) of the Recipient that would cause the Recipient’s tangible net worth to fall below $65,000,000 as of any quarterly financial statement; or

(iii) Affects the Facility or the Project.

(e) Recipient’s Financial Statements. The Recipient’s financial statements, copies of which have been furnished to the County, were prepared in accordance with generally accepted accounting principles consistently applied and are complete and correct and fairly and accurately present the financial condition of the Recipient as of their date and the results of its operations for the period then ended. There has been no material adverse change in the financial condition of the Recipient or the results of its operations since the date of such financial statements.

(f) Taxes. All Taxes imposed upon the Recipient and its properties have been paid prior to the date when any interest or penalty would accrue for nonpayment, except for those Taxes being contested in good faith and by appropriate proceedings by the Recipient.

(g) Accuracy of Statements. All information contained in any financial statement, report, or other document given to the County or the Department by the Recipient or by any other person in connection with the County ReGrant is true and accurate in all respects, and the Recipient and each other person has not omitted to state any material fact or any fact necessary to make the information not misleading.

(h) Application. All information in the Application was true and complete in all material respects as of the date of the Application. The Recipient is aware of no event that would require any amendment to the Application in order to make any information in the Application true and complete in all material respects and not misleading in any material respect as of the date of this Agreement, and the Recipient is aware of no event or other fact that should have been, and has not been, reported in the Application as material information.

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(i) Document Defaults. There is no event of default or default (including a Default) on the part of the Recipient under any of the County ReGrant Documents, and no event has occurred or is continuing that, with notice, or the passage of time, or both, would constitute an event of default or default (including a Default) under any of the County ReGrant Documents.

(j) Compliance With Laws. The Recipient has complied with all Laws.

(k) State Drug Policy. The Recipient is in compliance with the State’s policy concerning drug and alcohol free workplaces, as set forth in COMAR 01.01.1989.18 and 21.11.08.

(l) Approvals. The Recipient has obtained, or expects to obtain prior to the commencement of construction of the Project:

(i) All approvals from and reviews by all Governmental Authorities of the Laws applicable to the Project and the Facility; and

(ii) All necessary building permits for the Project.

(m) Lien of Deed of Trust. Upon the execution and recordation of the Deed of Trust, the County will have a second lien security interest in Project Land.

Section 3.02. Recipient’s Covenants.

The Recipient covenants as follows:

(a) Repayment and Performance. The Recipient shall promptly pay and perform all of the Obligations in the manner provided in the County ReGrant Documents.

(b) Use of Grant Proceeds. The Recipient shall use the County ReGrant proceeds for Eligible Project Costs.

(c) Financial Information. The Recipient shall furnish the County and the Department with:

(i) As soon as available, but in no event more than 90 calendar days after the close of each of the Recipient’s fiscal years, a copy of the Recipient’s annual financial statement in reasonable detail satisfactory to the County, prepared in accordance with generally accepted accounting principles, consistently applied, and audited by an independent, certified public accountant; and

(ii) Any additional information reasonably requested by the County or the Department.

(d) Good Standing. The Recipient shall maintain its existence as a Virginia corporation and its good standing and qualification to do business in the State.

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(e) State Drug Policy. The Recipient will comply with the State’s policy concerning drug and alcohol free workplaces, as set forth in COMAR 01.01.1989.18 and 21.11.08, for the term of this Agreement. Specifically, the Recipient shall:

(i) Make a good faith effort to eliminate illegal drug use and alcohol and drug abuse from its workplaces during the term of this Agreement;

(ii) Prohibit the unlawful manufacture, distribution, dispensation, possession, or use of drugs in its workplaces;

(iii) Prohibit its employees from working under the influence of alcohol or drugs;

(iv) Not hire or assign to work on an activity funded in whole or part with State funds, anyone whom it knows, or in the exercise of due diligence it should know, currently abuses alcohol or drugs and is not actively engaged in a bona fide rehabilitation program;

(v) Promptly inform the appropriate law enforcement agency of every drug related crime that occurs in any of its workplaces if any of its employees has observed the violation or otherwise has reliable information that a violation has occurred; and

(vi) Notify employees that drug and alcohol abuse are banned in the workplaces, impose sanctions on employees who abuse drugs and alcohol in the workplaces, and institute steps to maintain drug and alcohol free workplaces.

(f) Completion. The Recipient shall:

(i) Cause the Project to be completed by the Completion Date, free and clear of any Liens or claims for Liens, except for Permitted Liens, as that term is defined in the Deed of Trust;

(ii) Cause the Project to be completed in accordance with the Application, the Act, the Regulations, and the terms of this Agreement; and

(iii) Satisfy all applicable Laws for the operation of the Facility by the Completion Date.

(g) Payment of Contractors. The Recipient will promptly pay all contractors and materialmen the amounts due them.

(h) Insurance.

(i) During the term of this Agreement the Recipient shall obtain and maintain, except as provided below, the following insurance coverages: (1) Comprehensive general public liability and property damage insurance in amounts usually carried by similar operations against claims for bodily injury, death, or damage to property occurring on the Facility; and (2) Workers’ compensation insurance for all contractors and subcontractors employed at the Facility and all employees of the Recipient employed in the State.

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(ii) All insurance policies shall be with responsible companies with an A. M. Best rating of “A-” or better.

(iii) The Recipient shall cause certificates of insurance, evidencing that the Recipient maintains the insurance required under this subsection, to be delivered annually to the County.

(i) Notification of Claims. The Recipient shall promptly notify the County and the Department of any (i) material action or prospective claims or litigation, including tax deficiencies, that may be asserted against the Recipient, and (ii) default or event of default under the terms of any bond, debenture, note, or other evidence of indebtedness of the Recipient.

(j) Access. Any duly authorized representative of the County or the Department shall, at all reasonable times, have access to all portions of the Facility; provided, however, that if no Default has occurred and is continuing, the County shall provide the Recipient with reasonable notice of the County’s desire to access the Facility and shall limit its access to normal business hours.

(k) Books and Records. The Recipient shall keep any books, records, and other documents that may be required under the rules and procedures now or hereafter applicable to MEDAAF Grants, and as may be reasonably necessary to disclose fully the amount and disposition of the County ReGrant, the total costs incurred to complete the Project, and the source of all funds expended towards the costs of the Project. All books, records and other documents shall be maintained at the offices of the Recipient for inspection, copying, audit and examination at all reasonable times by any duly authorized representative of the County or the Department. All books, records and other documents shall be maintained until the first to occur of (i) three years after completion of the Project, or (ii) the completion of an audit of the Project by the State. All information obtained by the State or the County from Recipient’s books, records, or other documents shall be kept confidential to the extent permitted by Law.

(l) Taxes. The Recipient shall promptly pay all Taxes imposed on the Recipient and its properties prior to the date when any interest or penalty would accrue for non-payment, except for those Taxes being contested in good faith by appropriate proceedings by the Recipient.

(m) Press Releases. Without the prior consent of the County and the Department, the Recipient may not issue any press releases in connection with the County ReGrant, the Project, the County, the State, or the Department.

(n) Further Assurances. At any time, upon request by the County, the Recipient, at its sole expense, will make, execute, and deliver, or cause to be made, executed, and delivered, any additional documents that may, in the opinion of the County, be necessary or desirable to effectuate, complete, perfect, continue, or preserve the Obligations.

(o) Indemnification. The Recipient releases the County, the State, and the Department from, and agrees to protect, indemnify and save each of them harmless against, any Claims and

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Expenses incurred by, or asserted against, any of them, arising in connection with the DBED Grant, County ReGrant, the Project, or the Facility. All money expended by the County, the State, or the Department as a result of such Claims and Expenses, together with interest at a rate equal to 12% per annum from the date of payment, shall constitute an additional indebtedness of the Recipient and shall be immediately due and payable by the Recipient to the County, the State, or the Department, as the case may be. Nothing contained in this Section 3.02(o) or in the County ReGrant Documents shall be construed as a limit on the Obligations. This Section 3.02(o) shall survive termination of this Agreement and repayment or forgiveness of the County ReGrant. The State and the Department are third-party beneficiaries of the obligations under this subsection and may enforce the provisions of this subsection directly against the Recipient.

(p) Contractor’s Non-Discrimination. The Recipient shall not discriminate on the basis of race, color, sex, religion, or national or ethnic origin in its hiring of contractors to carry out any portion of the Project. Recipient shall prohibit its contractors from engaging in such discrimination in the hiring of subcontractors to carry out any portion of the Project.

(q) Expenses. All Expenses incurred by the County shall become part of the Obligations and shall be repaid by the Recipient on demand, together with interest at a rate equal to 12% per annum from the date of incurrence.

(r) Political Contributions.

(i) The Recipient shall not use any County ReGrant proceeds to make contributions: (1) to any persons who hold, or are candidates for, elected office; (2) to any political party, organization, or action committee; or (3) in connection with any political campaign or referendum.

(ii) If in any fiscal year ending during the term of this Agreement the Recipient derives more than 50% of its operating funds from State funding, it shall not contribute any money or thing of value: (1) to any persons who hold, or are candidates for, elected office; (2) to any political party, organization, or action committee; or (3) in connection with any political campaign or referendum.

(s) Compliance With Laws. The Recipient will comply with all Laws.

(t) Occupancy. Within 20 business days after the date the Recipient first occupies all or any portion of the Facility, the Recipient shall notify the County and the Department in writing of the date of such occupancy.

ARTICLE IV

DEFAULT AND REMEDIES

Section 4.01. Defaults.

The following events shall constitute a Default under this Agreement:

(a) The Recipient fails to repay the amount of the County ReGrant, and interest thereon, according to the terms of this Agreement or any other payment required by any of the County ReGrant Documents, including the Obligations;

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(b) The Recipient ceases to use the Facility in connection with the manufacture and/or assembly of wood products, as contemplated in this Agreement, the Application, and the Commitment Letter;

(c) Any Grant proceeds are used for any purpose other than Eligible Project Costs;

(d) Any statement made in any certificate, report or opinion (including legal opinions), financial statement, or other document furnished in connection with the Grant was incorrect in any material respect when made;

(e) The Recipient breaches any covenant, representation, warranty, or other provision of this Agreement, which breach is not cured within 30 calendar days from the date the Recipient receives (as provided in Section 6.01 below) written notice of the breach from the County; provided, however that the Recipient shall not receive a 30 calendar day cure period under this subsection for any breach for which there is a specific Default set forth in this Section;

(f) The Recipient breaches (i) any covenant, representation, warranty, or other provision in any other County ReGrant Document, which breach continues beyond any applicable grace or cure period, or (ii) the provisions of Sections 3.02 (a), (b), (f), (i), (m), (p), and (r) of this Agreement;

(g) Any portion of, or interest in, the Facility is sold, leased, subleased, transferred, encumbered, or otherwise conveyed, without the prior written consent of the County or the Department;

(h) The Recipient fails to comply with any requirement of any Governmental Authority within 30 days after written notice of the requirement is made or within any other time period set by the Governmental Authority; or if any proceeding is commenced or action taken to enforce any remedy for a violation of any requirement of a Governmental Authority;

(i) The Project is not completed, as determined in the sole discretion of the County, by the Completion Date;

(j) A default or event of default occurs under the terms of any bond, debenture, note, or other evidence of indebtedness of the Recipient and remains uncured beyond any applicable grace or cure period;

(k) Final judgment for the payment of money in excess of $1,000,000 is rendered against the Recipient and is not discharged or a stay of execution thereon or a bond is not procured within 30 days from the date of entry thereof, or if thereafter the judgment remains unsatisfied for a period of 30 days after the termination of any such stay of execution thereon or bond;

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(l) Any court of competent jurisdiction makes a final order (i) adjudicating the Recipient a bankrupt, (ii) appointing a trustee or receiver of a substantial part of the property of the Recipient, (iii) approving a petition for, or affecting an arrangement in, bankruptcy, a reorganization pursuant to federal bankruptcy law, or any other judicial modification or alterations of the rights of the County or of other creditors of the Recipient, (iv) assuming custody or sequestering any substantial part of the property of the Recipient, or (v) attaching or garnishing any substantial part of the property of the Recipient; or if the Recipient (A) files such petition, or (B) takes or consents to any other actions seeking any such judicial order, or (C) makes an assignment for the benefit of creditors, or (D) fails to pay debts generally as they become due, or (E) makes an admission in writing of inability to pay debts generally as they become due;

(m) Without the prior written consent of the County and the Department, the Recipient (i) sells or transfers all or substantially all of its business assets, (ii) begins any proceeding to dissolve or liquidate, (iii) changes the form of business entity through which it presently conducts its business, or (iv) merges or consolidates;

(n) Without the prior written consent of the County and the Department, the Recipient is dissolved by operation of law or in any other manner;

(o) The County makes a good faith determination that the Recipient’s tangible net worth has fallen below $65,000,000 as of any quarterly financial statement;

(p) The Recipient relocates to an area which is not a Priority Funding Area, as that term is defined in Title 5-7B of the State Finance and Procurement Article of the Annotated Code of Maryland.

(q) A default or event of default occurs under the terms of (i) any of the other County ReGrant Documents, (ii) the DBED Grant Agreement, or (iii) any of the Loan Documents;

(r) Without the written consent of the County and the, any direct or indirect interest in the Recipient is sold, assigned, or transferred; or

(s) As of the Completion Date, the amount of the County ReGrant shall not exceed 70% of the costs of the Project.

Section 4.02. Remedies.

(a) Upon the occurrence of any Default and after any applicable grace or cure period, prior to exercising any other remedy under this Agreement, the County shall require the immediate repayment of the entire County ReGrant, together with accrued interest at the rate of 10% per annum from the date of disbursement, and any Obligations.

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(b) In the event the Recipient fails to repay the full amount of the Obligations as provided in subsection (a) above within 10 days after the County sends a written notice of default, acceleration, and demand for payment, the County may:

(i) At any time proceed to protect and enforce all rights and remedies available to the County under this Agreement or by Law, by any other proceedings, whether for specific performance of any agreement contained in this Agreement, damages, or other relief;

(ii) Suspend or terminate the Recipient’s authority to receive any undisbursed County ReGrant proceeds at any time by notice to the Recipient; and

(iii) Exercise any of its rights and remedies under the Deed of Trust.

(c) All remedies provided for in this Agreement or by Law are cumulative and are in addition to any other rights and remedies available to the County under any Law. The exercise of any right or remedy by the County shall not constitute a cure or waiver of any Default by the Recipient, nor invalidate any act done pursuant to any notice of Default, nor prejudice the County in the exercise of those rights, unless the Recipient repays the full amount of the Obligations to the County.

(d) The failure of the County to insist upon performance of any term of this Agreement shall not constitute a waiver of any term of this Agreement. No act of the County shall be construed as an election to proceed under any one provision in this Agreement to the exclusion of any other provision.

(e) If the County suspends or terminates this Agreement, the rights and remedies available to the County shall survive the suspension or termination.

(f) Notwithstanding any provision in this Agreement to the contrary, in the event that the Recipient breaches Section 4.01(i) above, the amount of the County ReGrant which the County can seek repayment under Section 4.02(a) above shall be limited to $500,000, together with accrued interest at the rate of 3% per annum on $500,000 from the date of disbursement, and any Obligations. It being understood that in the event of a breach Section 4.01(i) only, the Recipient shall be entitled to retain the first $250,000 of County ReGrant proceeds disbursed to the Recipient. Other than this limitation on the County’s remedies, all of the terms of this Agreement apply to the full amount of the County ReGrant.

ARTICLE V

MISCELLANEOUS

Section 5.01. Notices.

(a) All communications between the parties made pursuant to this Agreement shall be in writing.

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(b) All communications shall (a) when mailed, be effective three business days after it is deposited in the mails, (b) when mailed for next day delivery by a reputable overnight courier service, be effective one business day after mailing, and (c) when sent by fax, be effective when it is faxed and receipt of the communication is confirmed by return fax. Communications shall be delivered to the office of the addressee, as follows:

(i)	Communications to the County shall be mailed to:

Allegany County Commissioners

701 Kelly Road

Cumberland, Maryland 21502

(ii)	Communications to the Recipient shall be mailed to:

Glenn E. Eanes, Vice President and Treasurer

American Woodmark Corporation

3102 Shawnee Drive

Winchester, Virginia 22601

FAX Number: 540-665-9176

(c) The Recipient and the County may change their notice addresses by sending written notice to the other party.

Section 5.02. Assignment.

No benefit or burden imposed on the Recipient under this Agreement may be assigned without the prior written consent of the County.

Section 5.03. Successors Bound.

This Agreement shall inure to the benefit of, and shall be binding upon, each of the parties and their successors and permitted assigns.

Section 5.04. Severability.

The invalidity of any part of this Agreement shall not affect the validity of the remaining provisions of this Agreement.

Section 5.05. Entire Agreement.

This Agreement constitutes the entire agreement between the Recipient and the County and supersedes all prior oral and written agreements, representations, and negotiations between the parties concerning the County ReGrant and the Obligations. If there is any inconsistency between this Agreement and the Application or the Commitment Letter, the provisions of this Agreement shall prevail.

Section 5.06. Amendment of Agreement.

This Agreement may be amended only in writing executed by the County and the Recipient.

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Section 5.07. Headings.

The headings used in this Agreement are for convenience only and do not constitute a part of this Agreement.

Section 5.08. Disclaimer of Relationships.

The Recipient acknowledges that the obligation of the County is limited to making the County ReGrant on the terms set forth in this Agreement. Nothing in this Agreement, and no act of the County or the Recipient, shall be deemed to create any relationship of third-party beneficiary, principal and agent, limited or general partnership, joint venture, or any other relationship between the Recipient and the County.

Section 5.09. Governing Law.

This Agreement and all of the other County ReGrant Documents shall be governed by the laws of the State.

Section 5.10. Term of Agreement.

Except as otherwise provided in this Agreement, unless sooner terminated by the mutual consent of the Recipient and the County, this Agreement shall remain in full force and effect until the earlier to occur of the date the Grant and the Obligations, together with interest and all other sums due and owing in connection with this Agreement, the Obligations or the County ReGrant, have been paid in full to the satisfaction of the County or the County ReGrant and the Obligations are forgiven by the County under the provisions of Section 6.01 of this Agreement.

Section 5.11. Illegality.

If performance of any obligation under any of the County ReGrant Documents would require the performing party to violate the Law, then the performance shall be reduced to the level permitted by Law, and if (1) any provision of this Agreement, other than provisions requiring the Recipient to pay interest, principal, principal and interest, or any other of the Obligations, operates, or would operate, to invalidate any part of this Agreement, then such provision only shall be void as though not set forth in this Agreement, and the remainder of this Agreement shall remain in full force and effect, (2) provision of this Agreement requires the Recipient to pay interest, principal, principal and interest, or any other of the Obligations, then at the option of the County, the entire unpaid sum under the Grant, with all unpaid interest accrued thereon, and all other unpaid Obligations shall become due and payable.

Section 5.12. WAIVER OF JURY TRIAL.

THE RECIPIENT HEREBY VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER AND IN CONNECTION WITH THE GRANT, ANY OF THE FINANCING DOCUMENTS.

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Section 5.13. Expenses.

The Recipient shall pay all Expenses in connection with the execution and delivery of any of the County ReGrant Documents.

Section 5.14. Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one document.

ARTICLE VI

FORGIVENESS AND EMPLOYMENT REPORTING

Section 6.01. Full Repayment.

The Recipient shall repay the full amount of the County ReGrant, together with accrued interest at the rate of 3% per annum, if:

(a) As of any Calculation Date, the Recipient employs less than 200 Permanent, Full-time Employees;

(b) By the Completion Date, the Recipient fails to expend the amount of the Recipient’s Contribution towards the costs of the Project; or

(c) If at any time after the Recipient occupies the Facility through the Forgiveness Date, the Recipient substantially decreases its operations at the Facility.

Section 6.02. Partial Repayment.

(a) First Tier Calculation Dates.

(i) On the first First Tier Calculation Date in which the Recipient employs less than 300 Permanent, Full-time Employees, but employs at least 200 Permanent, Full-time Employees, the Recipient shall repay to the County a portion of the County ReGrant equal to $1,500 for each Permanent, Full-time Employees less than 300, together with accrued interest thereon at the rate of 3% per annum.

(ii) If on a subsequent First Tier Calculation Date the Recipient employs less than 300 Permanent, Full-time Employees, but employs at least 200 Permanent, Full-time Employees, the Recipient shall repay to the County a portion of the County ReGrant equal to $1,500 for each Permanent, Full-time Employees less than 300, less an amount equal to the amount of the County ReGrant previously repaid to the County under this Section 6.02, plus accrued interest on the amount of the County ReGrant to be repaid at the rate of 3% per annum. If the amount resulting from the calculation in the immediately preceding sentence is zero or negative, the Recipient shall not be required to make any payment to the County for the First Tier Calculation Date; it being expressly understood that nothing in this Section shall be construed to require the County to repay any amounts to the Recipient.

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(b) Second Tier Calculation Dates.

(i) On the first Second Tier Calculation Date in which the Recipient employs less than 500 Permanent, Full-time Employees, but employs at least 200 Permanent, Full-time Employees, the Recipient shall repay to the County a portion of the County ReGrant equal to $1,500 for each Permanent, Full-time Employees less than 500, together with accrued interest thereon at the rate of 3% per annum.

(ii) On each future Second Tier Calculation Date in which the Recipient employs less than 500 Permanent, Full-time Employees, but employs at least 200 Permanent, Full-time Employees, the Recipient shall repay to the County a portion of the County ReGrant equal to $1,500 for each Permanent, Full-time Employees less than 500, less an amount equal to the amount of the County ReGrant previously repaid to the County under this Section 6.02, plus accrued interest on the amount of the County ReGrant to be repaid at the rate of 3% per annum. If the amount resulting from the calculation in the immediately preceding sentence is zero or negative, the Recipient shall not be required to make any payment to the County for the Second Tier Calculation Date; it being expressly understood that nothing in this Section shall be construed to require the County to repay any amounts to the Recipient.

(c) Example of Operation of This Section. The following is an example of the intended operation of the preceding paragraph. If the Recipient employed 250, 275, 400, 475, 525, 550, 450, and 375 Permanent, Full-time Employees as of each of the Calculation Dates (and assuming a pro rata repayment amount of $1,500 per Permanent, Full-time Employee), then:

(1) As of December 31, 2007, the Recipient would be required to repay $75,000, plus accrued interest to the County ($1,500 x (300 - 250) = $75,000,

(2) As of December 31, 2008, the Recipient would not be required to make any payments to the County ($1,500 x (300 - 275) = $37,500; $37,500 - $75,000 = ($37,500); as this number is negative, no payment would be required),

(3) As of December 31, 2009, the Recipient would be required to repay an additional $37,500, plus accrued interest to the County ($1,500 x (500 - 400) = $150,000; $150,000 – $112,500 = $37,500,

(4) As of December 31, 2010, the Recipient would not be required to make any payments to the County ($1,500 x (500 - 475) = $37,500; $37,500 - $150,000 = ($112,500); as this number is negative, no payment would be required),

(5) As of December 31, 2011, the Recipient would not be required to make any payments to the County (as the Recipient employed at least 500 Permanent, Full-time Employees),

(6) As of December 31, 2012, the Recipient would not be required to make any payments to the County (as the Recipient employed at least 500 Permanent, Full-time Employees),

(7) As of December 31, 2013, the Recipient would not be required to make any

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payments to the County ($1,500 x (500 - 450) = $75,000; $75,000 - $150,000 = ($75,000); as this number is negative, no payment would be required), and

(8) As of December 31, 2014, the Recipient would be required to repay an additional $37,500, plus accrued interest to the County ($1,500 x (500 - 375) = $187,500; $187,500 – $150,000 = $37,500.

Section 6.03. Forgiveness.

As of the Forgiveness Date, the County will forgive the amount of the County ReGrant which is not subject to repayment under this Article VI, if (a) no Default exists, and no event, circumstance, act or omission which, with the giving of notice, the passage of time, or both, would constitute a Default and (b) the County has received forgiveness of a corresponding amount under the terms of the Grant Agreement. Determination of amounts to be forgiven shall be made after determining any amounts required to be repaid under this Article VI.

Section 6.04. General Conditions.

(a) All information submitted by the Recipient to the County and the Department as evidence of compliance with any requirement of this Article must be in form and substance acceptable to the County and the Department.

(b) The County shall not be obligated to forgive all or any portion of the County ReGrant or permit repayment as provided in this Article if a Default exists, or an event, circumstance, act or omission exists which, with the giving of notice, the passage of time, or both, would constitute a Default. In addition, the County shall not be obligated to forgive all or any portion of the County ReGrant if the County has not received forgiveness of a corresponding amount under the terms of the Grant Agreement.

(c) All calculations of the Recipient’s employment shall be based upon the employment reports received by the County and the Department under Section 6.06 below.

Section 6.05 Terms of Repayment.

Repayment of any portion of the County ReGrant under this Article shall be on the following terms:

(i) Interest Added to Grant Amount. On the date the Recipient is obligated to repay any portion of the County ReGrant under this Article, an amount equal to interest on the County ReGrant at the rate of 3% per annum from the date of disbursement of the County ReGrant proceeds through the date the County becomes obligated to repay the County ReGrant shall be added to the amount of the County ReGrant required to be repaid.

(ii) Interest. Interest shall accrue from the date the Recipient becomes obligated to repay any portion of the County ReGrant at the rate of 3% per annum on the amount of the County ReGrant required to be repaid.

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(iii) Calculation of Interest. Interest shall be calculated on the basis of three hundred sixty (360) days per year factor applied to the actual days on which there exists an unpaid balance hereunder.

(iv) Repayment. All repayments of the County ReGrant shall be due within 15 days after the Recipient receives written demand for repayment from the County.

(v) Late Payment Charge. If any payment due hereunder is not received by the County within 10 calendar days after its due date, the Recipient shall pay a late payment charge equal to five percent (5%) of the amount then due.

(vi) Application of Payments. All payments made under this Article shall be applied first to accrued interest, then to the County ReGrant amount, and then to late payments, charges or other sums owed to the County, or in such other order or proportion as the County, in the County’s sole discretion, may elect from time to time.

(vii) Prepayment. The Recipient may prepay the amounts due under this Article in whole or in part at any time or from time to time without premium or penalty. The County shall apply any voluntary prepayment first to late charges and fees, then to accrued interest and default interest, and then to the County ReGrant amount in the inverse order of scheduled maturities.

(viii) Place of Payment. All payments due under this Article, and all prepayments, shall be delivered to: Allegany County Finance Office, c/o Mr. Jerry Frantz, Director, 701 Kelly Road, Cumberland, Maryland. 21502, or to any other place that the County may designate in writing, and shall be made in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public or private debts.

Section 6.06. Employee Reporting Requirement.

(a) On the dates specified below, the County and the Department shall receive Employee Report with information effective as of the dates specified below:

Report Date	Effective Date of Information
January 31, 2006	December 31, 2005
January 31, 2007	December 31, 2006
January 31, 2008	December 31, 2007
January 31, 2009	December 31, 2008
January 31, 2010	December 31, 2009
January 31, 2011	December 31, 2010
January 31, 2012	December 31, 2011
January 31, 2013	December 31, 2012
January 31, 2014	December 31, 2013
January 31, 2015	December 31, 2014

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(b) Upon the request of the County or the Department, the Recipient shall provide the County and the Department with any information and reports that the County or the Department determines, in their reasonable discretion, are needed to verify information contained in an Employee Report. The Recipient shall permit the County and/or the Department to inspect the employee records of the Recipient to confirm the information contained in an Employee Report.

(c) The failure of the Recipient to hire and maintain Permanent, Full-time Employees at the Facility as required under this Article VI shall not constitute a Default under the terms of this Agreement.

IN WITNESS WHEREOF, the Recipient and the County have caused this Agreement to be executed and delivered as of the date first above written.

WITNESS:		COUNTY COMMISSIONERS OF ALLEGANY COUNTY

/s/ Carol A. Gaffney		By:	/s/ James Stakem
Name:	Carol A. Gaffney	Name:	James Stakem
		Title:	President

WITNESS:		AMERICAN WOODMARK CORPORATION

/s/ James L. Cooper		By:	/s/ Glenn Eanes (SEAL)
Name:	James L. Cooper	Name:	Glenn Eanes
		Title:	Vice President and Treasurer

STATE OF MARYLAND, CITY/COUNTY OF Allegany, TO WIT:

I HEREBY CERTIFY that on this 21st day of January, 2005, before me, a Notary Public in the State of Maryland, personally appeared James Stakem, who acknowledged himself/herself to be the President of the County Commissioners of Allegany County, known or satisfactorily proven to me to be the person whose name is subscribed to this document, and acknowledged that she/he executed it on behalf of the County Commissioners of Allegany County, as its duly authorized President.

AS WITNESS my hand and Notarial Seal.

/s/ Cathy E. Blank
Notary Public

My Commission expires: 11/1/2007

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COMMONWEALTH OF VIRGINIA, CITY/COUNTY OF Frederick, TO WIT:

I HEREBY CERTIFY that on this 10th day of February, 2005, before me, a Notary Public in the Commonwealth of Virginia, personally appeared Glenn Eanes, who acknowledged himself/herself to be the Vice President and Treasurer of the American Woodmark Corporation, known or satisfactorily proven to me to be the person whose name is subscribed to this document, and acknowledged that she/he executed it on behalf of the American Woodmark Corporation, as its duly authorized                         .

AS WITNESS my hand and Notarial Seal.

/s/ Brenda Lee Clark
Notary Public

My Commission expires: 04/30/2007

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EXHIBIT A

REQUEST FOR DISBURSEMENT

1.	Project Name: MEDAAF—American Woodmark Conditional Grant

2.	Applicant: American Woodmark Corporation
County Commissioners of Allegany County

3.	Request No. (number consecutively):

4.

Activity	Actual Cost (& Contract # if applicable)	Amount Requested from Department in this Request	Cumulative Amount Requested from Department to date

Total:

Instructions:

(1) Cost figures must be supported by adequate documentation (invoices, bills, vouchers, etc.).

(2) The Department will not honor requests for disbursement which exceed the actual cost of the work performed.

Certification:

American Woodmark Corporation (the “Recipient”) hereby certifies to the County Commissioners of Allegany County (the “County”) and the Department of Business and Economic Development that:

1. The attached request is for funds to reimburse the Recipient for a portion of the costs incurred in connection with the Project as approved by MEDAAF and the County and described in the Grant Agreement between the County and the Recipient dated                     , 2005 (the “County ReGrant Agreement”).

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2. This request is not for previously requested funds.

3. The conditions to be satisfied prior to the disbursement of MEDAAF funds as set forth in the County ReGrant Agreement have been met.

4. No default exists under the County ReGrant Agreement.

5. The representations and warranties made by the Recipient in the County ReGrant Agreement are true and correct.

WITNESS:		AMERICAN WOODMARK CORPORATION

/s/James L. Cooper		By:	/s/Glenn Eanes (SEAL)
Name:	James L. Cooper	Name:	Glenn Eanes
		Title:	Vice President and Treasurer

		Date:	02/10/2005

The County approves the request of the Recipient and hereby certifies that:

1. This request is not for previously requested funds.

2. The conditions to be satisfied prior to the disbursement of MEDAAF funds as set forth in the Grant Agreement between the County and the Department dated                     , 2005 (the “Grant Agreement”), have been met.

4. No default exists under the Grant Agreement.

5. The representations and warranties made by the County in the Grant Agreement are true and correct.

WITNESS:	COUNTY COMMISSIONERS OF ALLEGANY COUNTY

	By:	(SEAL)
Name:	Name:
Title:

Date:

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EXHIBIT B

Maryland Economic Development Assistance Authority and Fund (“MEDAAF”)

Final Report and Certification of Completion Costs

1. Project Name: MEDAAF—American Woodmark Conditional Grant

2. Recipient: American Woodmark Corporation

3. Period Covered:                                          to

4. Activity:

Costs of Project	Costs Paid by MEDAAF	Other Source	Other Source	Other Source

TOTAL:

*	(Please specify in parenthesis the entity which paid each particular cost.)

CERTIFICATION:

American Woodmark Corporation hereby certifies that: (1) the above costs have been incurred for work actually performed or equipment actually acquired and installed in accordance with a MEDAAF Grant for the above named Project, and (2) the information provided above is true and correct.

WITNESS:		AMERICAN WOODMARK CORPORATION

/s/James L. Cooper		By:	/s/Glenn Eanes (SEAL)
Name:	James L. Cooper	Name:	Glenn Eanes
		Title:	Vice President and Treasurer

		Date:	02/10/2005

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GRANT AGREEMENT

EXHIBIT C

PRE-CLOSING AND CLOSING CHECKLIST

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GRANT AGREEMENT

EXHIBIT D

FORM OF EMPLOYMENT CERTIFICATION

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DEED OF TRUST AND

ASSIGNMENT OF LEASES AND RENTS

THIS DEED OF TRUST AND ASSIGNMENT OF LEASES AND RENTS (as it may be amended, this “Deed of Trust”) is made as of this 9th day of February, 2005, by AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Recipient”), to Jerry L. Frantz and William M. Rudd (collectively, the “Trustees”, and individually, a “Trustee”), as trustees for the benefit of the COUNTY COMMISSIONERS OF ALLEGANY COUNTY, a political subdivision of the State of Maryland (the “County”).

RECITALS

1. The County has made a conditional grant to the Recipient in the amount of $750,000 (the “County ReGrant”).

2. The County ReGrant is evidenced by Grant Agreement dated the date hereof between the Recipient and the County (the “County ReGrant Agreement”).

3. The proceeds of the County ReGrant will be used by the Recipient to finance a portion of the costs to develop and construct an approximately 250,000 square foot facility to be located in the Barton Business Park in Allegany County, Maryland (the “Facility”).

4. As security for the Obligations (as defined below) the County has required, and the Recipient has agreed to, the granting of security interest in the real property being transferred as described in Recital 2 and certain additional contiguous acreage, all located in Allegany County, Maryland and more particularly described in Exhibit A attached to this Deed of Trust (the “Land”).

5. It is a condition precedent to the making of the Loan that the payment and performance of the Recipient’s obligations to the County be secured by this Deed of Trust.

NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

All accounting terms not specifically defined herein shall have the meanings determined by generally accepted accounting principles, consistently applied. All terms previously defined are incorporated in this Deed of Trust by reference. Capitalized terms used in this Deed of Trust have the meanings defined below:

“Accounts” means all accounts of the Recipient within the meaning of the Uniform Commercial Code of the State derived from or arising out of a Lease .

“Casualty” means any event that results in damage, loss, or destruction to any portion of the Property.

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“Claim” means any action or other claim for liability, loss, expense, or other cost, including fees, costs and expenses of attorneys, consultants, contractors, and experts.

“Condemnation” means any temporary or permanent taking of title, use, or any other property interest under the exercise of the power of eminent domain by any Governmental Authority or by any person acting under Governmental Authority.

“Condemnation Awards” means any judgments, awards of damages (including severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation, including any interest, and the right to receive any such payments, as a result of, or in connection with, any Condemnation or threatened Condemnation.

“County Loan Agreement” means the loan agreement dated the date of this Deed of Trust between the County and the Recipient, made in connection with the County Loan, as it may be amended.

“County Loan Documents” means all documents executed and delivered in connection with the County Loan and the Obligations, including the County Note, the County Loan Agreement, this Deed of Trust, and any other document, evidencing or securing the County Loan, as any of them may be amended.

“County Note” means the deed of trust note dated the date of this Deed of Trust, made by the Recipient for the benefit of the County, in the original principal amount of $1,295,000, which evidences the County Loan, as it may be amended or replaced.

“Default” means any default under Article V of this Deed of Trust.

“Department” means the Department of Business and Economic Development, a principal department of the State.

“Encumbrance” means any Lien, easement, right-of-way, roadway (public and private), common area, condominium regime, cooperative housing regime, restrictive covenant, Lease, or other matter which would affect title to the Property.

“Environmental Assessment” means a report of an environmental assessment of the Property (including the taking of soil borings and air and groundwater samples and other above and below ground testing) in scope satisfactory to the County, prepared by a recognized environmental consulting firm acceptable to the County and sufficient in detail to comply with any requirements of the County or of any other appropriate Governmental Authority.

“Environmental Requirement” means any current or future Law or other restriction, whether public or private, that in any way pertains to human health, safety, or welfare, Hazardous Materials, Hazardous Materials Contamination or the environment (including any Law or restriction dealing with ground, air, water or noise pollution or contamination, and underground or above ground tanks).

2

“Equipment” means all building materials, fixtures, equipment, and other tangible personal property which is necessary for the operation of the Facility as shell building, now or hereafter located on, or attached to, the Property, whether now owned or hereafter acquired by the Recipient, together with all additions to the Equipment and Proceeds thereof. The term “Equipment” specifically excludes machinery, equipment, and furniture used specifically in connection with the Recipient’s operation of its business.

“Expenses” means all costs and expenses incurred by the County or the Trustees (whether before or after a Default) in connection with, or in exercising or enforcing any rights, powers and remedies provided in, any of the County Loan Documents, including attorneys’ fees, court costs, receivers’ fees, management fees, and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property.

“Facility” means an approximately 150,000 square foot manufacturing facility to be constructed on the Land by the Recipient.

“Governmental Authority” means the United States, the State, or any of their political subdivisions, agencies, or instrumentalities, including any local authority having jurisdiction over any aspect of the Project.

“Hazardous Materials” means any hazardous or toxic substances, wastes or materials, including any substance that contains asbestos, radon, polychlorinated biphenyls, urea formaldehyde, explosives, radioactive materials, or petroleum products, that, because of their quantity, concentration, or physical, chemical, or infectious characteristics, may pose a present or potential hazard or nuisance to human health, safety or welfare or to the environment.

“Hazardous Materials Contamination” means the present or future contamination of (a) any part of the Property, including soil, ground water, and air, by Hazardous Materials, or (b) any part of any other property (including soil, ground water, and air) or improvement as a result of Hazardous Materials emanating from the Property.

“Hydric Soils” means any soil category upon which building could be prohibited or restricted under any applicable Law, including any restrictions imposed by the Army Corps of Engineers based upon its guidelines concerning soil, vegetation, and effect on the ecosystem.

“Improvements” means all buildings, improvements, fixtures, and replacements existing, or to be erected, on the Land, and all landscaping and related amenities.

“Laws” means any current or future federal, state and local laws, statutes, rules, ordinances, regulations, codes, decisions, interpretations, orders, or decrees of any court or other Governmental Authority having jurisdiction.

“Lease” means collectively, any current or future lease, sublease, or agreement for occupancy or use for any part of the Property, together with any amendments, extensions, or renewals thereof.

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“Lien” means any mortgage, deed of trust, pledge, security interest, assignment, judgment, lien or charge of any kind, including any conditional sale or other title retention agreement, any lease in the nature thereof, any liens or claims for liens for materials supplied or for labor or services performed, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction.

“Loan Dead of Trust” means the Deed of Trust and Assignment of Leases and Rents dated                         , 2005, made by Recipient to James G. Davis and James Henry, as trustees for the benefit of the Maryland Economic Development Corporation, granting the Maryland Economic Development Corporation as security interest in the Project Land and to be recorded in the Land Records of Allegany County, and to be assigned to the Department, as it may be amended.

“Net Proceeds”, when used with respect to any Condemnation Awards or insurance proceeds allocable to the Property, means the gross proceeds from any Casualty or Condemnation remaining after payment of all expenses (including attorneys’ fees) incurred in the collection of such gross proceeds.

“Obligations” means all duties of payment, performance, and completion owed by the Recipient to the County under the County Loan Documents and by law, including the obligations to:

(a) Pay all sums of money secured by this Deed of Trust, including all funds and all amounts due or to become due, and past, present, and future advances under any of the County Loan Documents, all money advanced or expended by the County as provided for in any of the County Loan Documents, and all Expenses; and

(b) Strictly observe and perform all of the provisions of the County Loan Documents, time being of the essence.

“Permitted Encumbrances” means: (a) This Deed of Trust; (b) A lien granted to the primary lender of the Recipient so long as that lien is subordinate to the lien of this Deed of Trust, and (c) Any Encumbrance set forth in the Commitment for Title Insurance No. 5083 issued by Chicago Title Insurance Company, as updated to the date of this Deed of Trust.

“Personalty” means the Recipient’s interest in all (a) the Equipment, (b) the Accounts, (c) any franchise or license agreements and management agreements entered into in connection with the Property or the business conducted therein, (provided that all agreements are subordinate to this Deed of Trust and the County has no responsibility for the performance of the Recipient’s obligations thereunder), and (d) all plans and specifications, contracts, and subcontracts for the construction or repair of the Improvements, sewer and water taps, allocations and agreements for utilities, bonds, permits, licenses, guarantees, warranties, causes of action, judgments, Claims, profits, security deposits, utility deposits, refunds of fees or deposits paid to any Governmental Authority, letters of credit and policies of insurance, together with all additions to the Personalty and Proceeds thereof; provided, however, that all items listed in subsections (c) and (d) above are limited to items which are used in the operation of the Property as a shell building and which are not prohibited by their terms from being assigned or assumed.

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“Proceeds” means all proceeds from any part of the Property within the meaning of the Uniform Commercial Code of the State, as well as the proceeds of any insurance policies.

“Property” has the meaning specified in Article II below.

“Rents” means all income of any kind and rights to payment arising out of any Lease, and any cash or securities deposited to secure the performance by a lessee, sublessee, or other occupier of the Property of its obligations under its Lease.

“State” means the State of Maryland.

“Taxes” means all taxes, water rents, sewer rents, assessments, utility charges (whether public or private), and other governmental or municipal or public dues, charges, and levies.

ARTICLE II

GRANTING CLAUSE

In order to secure the prompt payment and performance of all of the Obligations, the Recipient hereby grants, assigns, and conveys to the Trustees, in trust for the County, the Land in fee simple, together with all of the Recipient’s right, title, and interest in and to the property described below:

1. Any other interest in the Land that the Recipient may acquire in the future;

2. All Improvements;

3. All Personalty, as to which the Recipient grants to the Trustees a continuing security interest under the Maryland Uniform Commercial Code, as it may be amended, as well as in any and all Proceeds and products thereof and all substitutions, renewals, and replacements thereof, whether now owned or hereafter acquired;

4. All roads, ways, streets, avenues, alleys, tenements, hereditaments, easements, appurtenances, passages, waters, water rights, water courses, riparian rights, liberties, advantages, accessions, and privileges now or hereafter appertaining to any part of the Property, including any homestead or other claim at law or in equity,

5. All reversions and remainders related to the Property, and any estate, property, claim, right, title, or interest acquired by the Recipient in or to any part of the Property after the date of this Deed of Trust;

6. All Rents, issues, and proceeds now or hereafter accruing from and/or affecting the Property;

7. All Leases; and

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8. All Condemnation Awards and any insurance proceeds payable with respect to any Casualty occurring on or to the Property.

TO HAVE AND TO HOLD, the Land, all Improvements, and other property and rights described above (collectively, the “Property”) unto the Trustees, and their successors, in trust for the benefit of the County, in fee simple forever.

PROVIDED, HOWEVER, that until the occurrence of a Default, and subject to the terms of this Deed of Trust, the Recipient shall have the right to remain in quiet and peaceful possession of the Property and a license to collect the Rents.

PROVIDED, FURTHER, that if the Recipient pays, or causes to be paid, the Obligations in full to the satisfaction of the County as provided in the County Loan Documents, then the estate granted in this Deed of Trust shall cease, and upon delivery of proof satisfactory to the County that the Obligations have been satisfied in full, the Trustees shall release the lien and security interest of this Deed of Trust of record upon payment to the County of a reasonable fee for the release and reconveyance of the Property or any partial release and reconveyance thereof.

ARTICLE III

REPRESENTATIONS, WARRANTIES, AND COVENANTS

OF THE RECIPIENT

Section 4.01. Representations and Warranties.

The Recipient represents and warrants as follows:

(a) Due Authorization. The Recipient has the full power and authority to enter into, execute, and deliver this Deed of Trust, and to comply with the terms set forth in this Deed of Trust, all of which have been duly authorized by all necessary action of the Recipient. No approval of any other person or public authority or regulatory body is required as a condition to the validity of this Deed of Trust, or, if required, the approval has been obtained.

(b) Validity of Deed of Trust. This Deed of Trust has been properly executed by the Recipient and will: (i) Not violate any Laws, or any provision of the Recipient’s organizational documents; (ii) Not violate any provision, or result in a breach, of any document or agreement binding on the Recipient or affecting its property; or (iii) Constitutes the valid and legally binding obligation of the Recipient, fully enforceable against the Recipient, in accordance with its terms.

(c) Legal Actions. To the best of the Recipient’s knowledge, there is no (1) Claim pending or threatened in any court or before any governmental agency, and (2) investigation by or before any Governmental Authority, that:

(i) Questions the validity or enforceability of this Deed of Trust, or any action taken, or to be taken, under it;

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(ii) Is likely to result in any material adverse change in the authority, properties, assets, liabilities, or conditions (financial or otherwise) of the Recipient that would cause the Recipient’s tangible net worth to fall below $65,000,000 as of any quarterly financial statement; or

(iii) Affects the Property.

(d) Taxes. All Taxes imposed upon the Recipient in connection with the Property have been paid prior to the date when any interest or penalty would accrue for nonpayment, except for those Taxes being contested in good faith and by appropriate proceedings by the Recipient.

(e) Deed of Trust Default. There is no Default on the part of the Recipient under this Deed of Trust, and no event has occurred or is continuing that, with notice, or the passage of time, or both, would constitute a Default under this Deed of Trust.

(f) Warranty of Title. The Recipient is the owner of the legal title to, and is lawfully seized and possessed of a fee simple interest in the Property, free from all liens, charges, and encumbrances except for Permitted Encumbrances. The Recipient has the right and authority to convey the Property and warrants generally, and agrees to defend, the Property and the title thereto, whether now owned or hereafter acquired, against all Claims by any person or entity claiming through the Recipient.

(g) Utilities. The Recipient agrees to procure from the appropriate State, county, municipal, and other authorities and corporations, connection and discharge arrangements for the supply of water, gas, electricity, and other utilities and sewage and industrial waste disposal for the operation of the Property.

(h) Zoning. The intended use of the Property will not violate any zoning or other Law, or any restrictive covenant or agreement of the Recipient (now in existence or known by the Recipient to be proposed) applicable to the Property or its use, and all requirements for such use have been satisfied.

(i) Environmental Conditions. The Property, including the land, surface water, ground water, and all other Improvements: (i) Is free of any substantial amounts of waste or debris; (ii) Is free of any Hazardous Materials and Hazardous Materials Contamination; (iii) Has never been used as a manufacturing, storage, or dump site for Hazardous Materials; (iv) Is in compliance with all Environmental Requirements; and (v) Contains no Hydric Soils on any portion of the Land upon which any Improvements have been, or will be, constructed.

(j) Tax Assessment. As of the date the Recipient takes possession of the Property, the Property is assessed for purposes of taxes as a separate and distinct parcel from any other real property so that the Property shall never become subject to the lien of any taxes levied or assessed against any real property other than the Property.

(k) Independence of Land. As of the date the Recipient takes possession of the Property, no improvements on property not covered by this Deed of Trust rely on the Land, or any interest therein, to fulfill any requirement of a Governmental Authority for the existence of such property or

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improvements; and no part of the Property relies, or will rely, on any property not covered by this Deed of Trust, or any interest therein, to fulfill any requirement of a Governmental Authority. The Land has been properly subdivided in accordance with the requirements of any applicable Governmental Authority.

Section 3.02. Recipient’s Covenants.

The Recipient covenants as follows:

(a) Repairs, Correction of Defects. The Recipient will, upon demand by the County, promptly and diligently make any repairs to, and correct any structural defect in, the Property. The County shall determine in its discretion whether the Recipient is acting diligently.

(b) Maintenance of the Property. The Recipient shall, at its sole cost and expense:

(i) Keep, or cause to be kept, the Property in good condition, working order, and repair;

(ii) Make, or cause to be made, all replacements to any of the Property so that the Property will always be in good condition, fit and proper for the purposes for which it was originally erected or installed or for other manufacturing or assembly activities of the Recipient;

(iii) Operate, or cause to be operated, the Property in a manner which is similar to other property operated by the Recipient

(iv) Keep all portions of the Property and adjoining sidewalks, curbs, and passageways in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions;

(v) Procure, or cause to be procured, all necessary permits, certificates, licenses or other authorizations required for the Property’s use as set forth in the Application, and comply with all requirements necessary to preserve all rights, licenses, permits, privileges, franchises, and concessions that are now, or may be, applicable to the Property; and

(vi) Not use or occupy the Property, or permit the same to be used or occupied, in any manner which would cause structural injury to any of the Property or which would cause the value or the usefulness of any portion of the Property to diminish (ordinary wear and tear for its business excepted), or which would constitute a public or private nuisance, or waste.

(c) Insurance. The Recipient will maintain the insurance coverage required under the terms of the County Loan Agreement.

(i) In addition, during the term of this Deed of Trust the Recipient shall obtain and maintain, except as provided below, the following insurance coverages:

(1) During any period of construction on the Property, builder’s all-risk

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insurance of the type customarily carried in the case of similar construction for the full replacement cost of work in place and materials stored in connection with such construction;

(2) “All risk” coverage for the Property in amounts necessary to prevent the application of any co-insurance provisions up to the full replacement value of the Property but in no event less than the aggregate outstanding amount of the County Loan; and

(3) If the Property is, or is later found to be, in an area that has been identified by the Federal Insurance Administration as having special flood and mudslide hazards, and in which the sale of flood insurance is available under the National Flood Insurance Act of 1968, a flood insurance policy satisfactory to the County. If the Property is not in an area having special flood and mudslide hazards, the Recipient shall deliver to the County a certificate or letter issued by its insurance company stating that the Property is not in a special flood and mudslide hazard area.

(ii) All insurance policies shall be with responsible companies with an A. M. Best rating of “A-” or better and shall have attached to them standard non-contributing, non-reporting loss payee or mortgagee clauses (as appropriate) in favor of the County as its interest may appear.

(iii) Each insurance policy shall bear an endorsement that it shall not be canceled, terminated, endorsed, or amended without 30 days written notice to the County.

(iv) Annually, the Recipient shall file with the County a detailed list of the insurance then in effect covering the Property, stating the names of the insurance companies, the amounts and rates of insurance, dates of the expiration, and the properties and risks covered; and obtain any additional insurance requested by the County which is carried by a business of a similar size and risk.

(v) Prior to the expiration date of each policy for insurance required under this subsection, the Recipient shall pay all insurance premiums required to renew or replace any required insurance policy, and will deliver evidence of renewal of each required insurance policy to the County.

(vi) The Recipient shall give the County prompt notice of any loss covered by the builders all-risk or the all-risk insurance required under this Deed of Trust, and if a Default has occurred and is continuing beyond and applicable grace or cure period, the County shall have the right to adjust and compromise any such loss, to collect and receive the proceeds of such insurance and to endorse the Recipient’s name upon any check in payment thereof, for which purpose the Recipient appoints the County, its successors and assigns, as the Recipient’s attorney-in-fact, which appointment shall be deemed to be coupled with an interest and irrevocable. Net Proceeds received as payment for a Casualty covered by such insurance shall be applied as provided in Article VIII below.

(vii) The Recipient shall not take out separate builder’s all-risk insurance or all-risk insurance concurrent in form or contributing in the event of loss with that required to be maintained above unless the County is included thereon as a mortgagee and loss payee.

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(d) No Alterations. The Recipient shall not make, or cause to be made, any substantial alterations or additions to the Property which would materially lower the value of the Property without the prior written consent of the County.

(e) No Zoning Changes. Without the prior written consent of the County, the Recipient will not initiate, join in, or consent to, any change in any restrictive covenant, easement, zoning ordinance, or other public or private restriction, limiting or defining the uses that may be made of the Property. The County agrees to cooperate with the Recipient in obtaining easements required for the development of the Project, including easements for utilities and ingress and egress, and the County will, to the extent required, join in and execute necessary easements, so long as all costs are paid by the Recipient. The Recipient shall:

(i) Promptly perform and observe all of the terms of all agreements affecting the Property; and

(ii) Do all things necessary to preserve intact and unimpaired any easements, appurtenances and other interests in favor of, or constituting any portion of, the Property.

(f) Notification of Claims or Liens. The Recipient shall promptly notify the County of any (i) prospective change of zoning or other action affecting the Property, (ii) default in any lien, mortgage, security interest or encumbrance on the Property, and (iii) foreclosure or threat of foreclosure of any lien, mortgage, security interest or encumbrance on the Property.

(g) Access. Any duly authorized representative of the County shall, at all reasonable times, have access to all portions of the Property; provided, however, that if no Default has occurred and is continuing, the County shall provide the Recipient with reasonable notice of the County’s desire to access the Facility and shall limit its access to normal business hours.

(h) Hazardous Materials.

(i) Any Hazardous Materials that are placed, manufactured, or stored on the Property, must be placed, manufactured, stored, removed, treated, or disposed of in compliance with all Environmental Requirements.

(ii) The Recipient shall (1) give written notice to the County immediately upon acquiring knowledge of the presence of any Hazardous Materials on the Property or of any Hazardous Materials Contamination, with a full description thereof, and (2) comply promptly with all Environmental Requirements requiring the removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the County with satisfactory evidence of compliance. At the option of the County, compliance may include an Environmental Assessment. If the Recipient fails to cause any such action to be taken, the County may make advances or payments necessary to comply with Environmental Requirements, including any Environmental Assessments deemed necessary by the County, but shall be under no obligation to do so. All sums advanced, including all sums advanced in connection with any judicial or

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administrative investigation or proceeding relating to Environmental Requirements, including attorneys’ fees, fines or other penalty payments, shall be paid by the Recipient to the County upon demand, with interest thereon at a rate equal to 12% per annum from the date of advancement, and any such advances shall be a part of the Obligations secured by this Deed of Trust.

(iii) The Recipient shall indemnify, defend, and hold the State, the County, and the Trustees harmless against any Claim that may be asserted against the State, the County, or the Trustees as a result of the presence of any Hazardous Materials on the Property or Hazardous Materials Contamination, and against all Expenses. Upon the written demand of the County, the Recipient shall diligently defend any Claim subject to indemnification under this subsection at the Recipient’s expense by counsel approved the County. Alternatively, the County may elect to conduct its own defense through counsel chosen by the County at the expense of the Recipient. The provisions of this Section 4.02(h) shall survive termination of this Deed of Trust and repayment of the County Loan and the County Note in full.

(i) Taxes. The Recipient shall promptly pay all Taxes imposed on the Recipient in connection with the Property prior to the date when any interest or penalty would accrue for non-payment, except for those Taxes being contested in good faith by appropriate proceedings by the Recipient. The Recipient shall, upon the request of the County, deliver receipts evidencing the payment of all Taxes arising in connection with the Property to the County. If the Recipient fails to pay any Taxes arising in connection with the Property as provided in this subsection, the County may, at its option, pay those Taxes and the Recipient shall pay to the County on demand the amount of any Taxes paid by the County, with interest thereon at a rate equal to 12% per annum from the date of payment, and the amount of Taxes paid by the County, together with interest, shall be a part of the Obligations.

(j) Condemnation.

(i) Immediately upon obtaining knowledge of the commencement or threatened commencement of any Condemnation, the Recipient shall immediately notify the County in writing, describing in detail the nature and extent of the proposed Condemnation. If a Default has occurred and is continuing beyond and applicable grace or cure period, the County may participate in any such proceedings and the Recipient shall deliver to the County all instruments requested by the County to permit its participation and copies of all documents received by the Recipient in connection with a proposed Condemnation. The County shall be under no obligation to question the amount of any Condemnation Award and may accept the Condemnation Award in the amount offered; provided, however, if the County has not instituted foreclosure procedures, the County will not accept any Condemnation Award if the Recipient institutes or is maintaining a legally justifiable protest. In any proceedings for Condemnation, the County may be represented by counsel selected by it, and the Recipient shall pay the attorneys’ fees incurred by the County.

(ii) In addition, if a Default has occurred and is continuing beyond and applicable grace or cure period, the Recipient, for itself and its successors and assigns, appoints the County, its successors and assigns, as the Recipient’s attorney-in-fact, which appointment is coupled with an interest, and empowers the County, at its option, on behalf of the Recipient to: (1) adjust or compromise any claims, (2) collect any proceeds, (3) execute in the Recipient’s name any documents necessary to effect collection, and (4) endorse any checks for a Condemnation Award.

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(iii) Net Proceeds received from any Condemnation Award shall be applied as provided in Article VIII below.

(k) Further Assurances. At any time, upon request by the County, the Recipient, at its sole expense, will make, execute, deliver, and record, or cause to be made, executed, delivered, and recorded, any additional documents that may, in the opinion of the County, be necessary or desirable to effectuate, complete, perfect, continue, or preserve the Obligations and the lien of this Deed of Trust.

(l) Indemnification. The Recipient releases the State, the County, and the Trustees from, and agrees to protect, indemnify and save each of them harmless against, any Claims and Expenses incurred by, or asserted against, any of them, arising in connection with the County Loan, the Project, or the Property. All money expended by the State, the County, or the Trustees as a result of such Claims and Expenses, together with interest at a rate equal to 12% per annum from the date of payment, shall constitute an additional indebtedness of the Recipient and shall be immediately due and payable by the Recipient to the State, the County, and the Trustees. Nothing contained in this Section 4.02(l) or in the County Loan Documents shall be construed as a limit on the Obligations. This Section 4.02(l) shall survive termination of this Deed of Trust and repayment of the County Loan and County Note in full. The State and the Department are third-party beneficiaries of the obligations under this subsection and may enforce the provisions of this subsection directly against the Recipient.

(m) Future Encumbrances. The Recipient shall not (i) permit any part of the Property to be subject to any Encumbrance other than Permitted Encumbrances, (ii) assign the rights to any Lease or rents to any other person or entity, or (iii) permit mechanics’ liens which are being properly contested by the Recipient.

(n) Compliance With Laws. The Recipient will operate and maintain the Property in compliance with all Laws.

(o) Expenses. All Expenses incurred by the County or the Trustees shall become part of the Obligations and shall be repaid by the Recipient on demand, together with interest at a rate equal to 12% per annum from the date of incurrence.

ARTICLE IV

DEFAULT AND REMEDIES

Section 4.01. Defaults.

The following events shall constitute a Default under this Deed of Trust:

(a) The Recipient fails to pay the principal amount of the County Loan and interest thereon according to the terms of the County Note or any other payment required by any of the County Loan Documents, including the Obligations;

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(b) The Recipient breaches any covenant, representation, warranty, or other provision of this Deed of Trust, which breach is not cured within 30 calendar days from the date the Recipient receives (as provided in Section 5.01 below) written notice of the breach from the County; provided, however that the Recipient shall not receive a 30 calendar day cure period under this subsection for any breach for which there is a specific Default set forth in this Section;

(c) The Recipient breaches (i) any covenant, representation, warranty, or other provision in any other County Loan Document, which breach continues beyond any applicable grace or cure period, or (ii) the provisions of Sections 3.02(d), (e), and (f) of this Deed of Trust;

(d) Any portion of, or interest in, the Property is sold, leased, subleased, transferred, encumbered, or otherwise conveyed, without the prior written consent of the County;

(e) The Recipient fails to comply with any requirement of any Governmental Authority within 30 days after written notice of the requirement is made or within any other time period set by the Governmental Authority; or if any proceeding is commenced or action taken to enforce any remedy for a violation of any requirement of a Governmental Authority or any restrictive covenant affecting any part of the Property;

(f) An event of default occurs under any Encumbrance encumbering any portion of the Property regardless of whether or not the Encumbrance is a Permitted Encumbrance;

(g) A default or event of default occurs under the terms of any of the other County Loan Documents, which default is not cured within any applicable grace or cure period;

Section 4.02. Remedies.

(a) Upon the occurrence of any Default and after any applicable grace or cure period, prior to exercising any other remedy under this Deed of Trust the County shall require the immediate repayment of the entire County Loan, together with accrued interest thereon, and any Obligations.

(b) In the event the Recipient fails to repay the full amount of the Obligations as provided in subsection (a) above within 10 days after the County sends a written notice of default, acceleration, and demand for payment, the County may:

(i) At any time proceed to protect and enforce all rights and remedies available to the County under this Deed of Trust or by Law, by any other proceedings, whether for specific performance of any agreement contained in this Deed of Trust, damages, or other relief;

(ii) Enter into possession of the Property, take over and complete the Project and discharge and replace any of the contractors. The County, and its successors and assigns, are hereby authorized and irrevocably appointed (which appointment is coupled with an interest) to enter into contracts, incur obligations, enforce any contracts and agreements previously made by or on behalf of the Recipient and do all things necessary or proper to complete the Project, including the signing

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of Recipient’s name to any documents that the County deems necessary or desirable. The County shall not be required to expend its own funds to complete the Project, but may, at its option, advance those funds. Any funds advanced shall be paid to the County by the Recipient on demand, with interest at a rate equal to 12% per annum, and become a part of the Obligations secured by this Deed of Trust. Neither this Deed of Trust nor any action taken under it shall impose any obligation upon the County to complete the construction of the Project or fulfill any obligation of the Recipient in connection with the Project;

(iii) Enter upon, take possession of, lease and operate the Property, without becoming a mortgagee in possession; take possession of all Personalty, documents, books, records, papers and Accounts of the Recipient, exclude the Recipient, and its agents and servants, from the Property, and apply any Rents received as provided in Section 5.04; and

(iv) With respect to any Lease assigned under this Deed of Trust (1) perform any obligations of the Recipient, and exercise any rights of the Recipient, as fully as the Recipient could, with or without bringing any legal action or seeking the appointment of a receiver for the Recipient, (2) make, enforce, modify, or accept the surrender of any Lease, (3) retain or evict any tenant, (4) fix or modify rent with respect to any portion of the Property, and (5) sue for or otherwise collect any Rents, and apply the Rents in the manner provided in Section 5.03 below.

(c) All remedies provided for in this Deed of Trust or by Law are cumulative and are in addition to any other rights and remedies available to the County under any Law. The exercise of any right or remedy by the County shall not constitute a cure or waiver of any Default by the Recipient, nor invalidate any act done pursuant to any notice of Default, nor prejudice the County in the exercise of those rights, unless the Recipient repays the full amount of the Obligations to the County.

(d) The failure of the County to insist upon performance of any term of this Deed of Trust shall not constitute a waiver of any term of this Deed of Trust. No act of the County shall be construed as an election to proceed under any one provision in this Deed of Trust to the exclusion of any other provision, unless the Recipient repays the full amount of the Obligations to the County.

(e) If the County suspends or terminates this Deed of Trust, the rights and remedies available to the County shall survive the suspension or termination.

(f) If the County elects by a written notice to the Recipient it may exercise its right to receive the Rents and apply them to the County Loan as set forth in Section 4.04 below.

Section 4.03. Assent to Decree; Power of Sale.

(a) Upon the occurrence of any Default, the Recipient agrees to the passage of a decree for the sale of the Property and authorizes the County to sell the Property. Any sale of the Property under the authority of this Deed of Trust shall be conducted in accordance with the provisions of any applicable Law of the State relating to mortgages. Upon the sale of the Property, the proceeds shall be applied in the following order of priority:

(i) To pay all expenses incident to the sale, and a commission to the party making sale of the Property equal to the commission allowed trustees for making sale of property by virtue of a decree of a Court of equity having jurisdiction in the State;

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(ii) To pay all Claims of, and Obligations owed to, the County, whether the same shall have matured or not; and

(iii) Any surplus shall be paid to the Recipient or to any person or entity entitled to payment.

(b) The Recipient may possess the Property until Default by the Recipient.

Section 4.04. Additional Security; Assignment of Leases and Rents.

In the event that the Recipient enters into a Lease the following provisions shall apply:

(a) Assignment. As additional security to assure the Recipient’s payment and performance of the Obligations, the Recipient absolutely assigns to the Trustees, in trust for the County, and grants to the Trustees a continuing security interest under the Maryland Uniform Commercial Code in all of the Recipient’s right, title, and interest in and to all Leases and Rents, together with any guarantees of the obligations of a lessee under any Lease.

(b) Recipient’s Rights. As long as no Default has occurred, the Recipient shall have the right to (i) collect and receive the Rents, but not more than one month prior to accrual, and (ii) exercise the rights of the lessor under the Leases. The Recipient’s right to collect Rents shall terminate automatically upon the occurrence of a Default.

(c) Application of Rents. Upon the occurrence of a Default, the Recipient grants to Trustees or the County the exclusive irrevocable power to act as agent, or to appoint a third person to act as agent for the Recipient, with power to take possession of, collect and apply the Rents, at the option of the County, to the payment of the County Loan, any Expenses, and any costs of operating or managing the Property, in the order of priority that the County determines in its sole discretion, and to turn any balance remaining over to the Recipient. The collection of the Rents shall not operate as the Trustees’ or the County’s approval of any lessee or Lease if the Recipient’s title to the premises is acquired by the County. The Trustees or the County shall be liable to account only for Rents actually received by them.

(d) Power of Attorney. The Recipient hereby appoints the County as the Recipient’s true and lawful attorney-in-fact, with full power of substitution, in its name or in the County’s name, after the occurrence of a Default, to sue for or settle any Claims arising under any Lease, and to demand, collect, and receive any Rents. This power of attorney shall be deemed to be coupled with an interest, shall be irrevocable, and shall not terminate on the disability of the Recipient. It is the intention of the Recipient that all persons may rely upon this power of attorney until this Deed of Trust is terminated.

(e) Payment by Tenants to the Trustees or the County. The lessees under any Lease are authorized and directed, upon written demand by the Trustees or the County, to pay all amounts due to

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the Recipient under a Lease to the Trustees or the County, or to any nominee designated by the County in writing to the lessees. Each lessee is expressly relieved of any obligation to the Recipient with respect to all payments so made.

(f) Trustees and County Not Liable for Performance under Leases. The Trustees and the County are under no obligation to exercise any of the rights assigned to them under this Deed of Trust, or to perform any of the obligations of the Recipient under any of the Leases. The Trustees and the County do not assume any liabilities of the Recipient arising out of the Leases. This assignment does not place any responsibility for the control, management, or repair of any part of the Property upon the Trustees or the County, or make the Trustees or the County liable for (i) any waste of the Property by any lessee or any other party, (ii) any dangerous or defective condition of the Property, or (iii) any negligence in the management, upkeep, repair or control of the Property.

(g) No Merger. The Recipient, without the prior written consent of the County, shall not cause or permit the leasehold estate under any Lease to merge with the Recipient’s reversionary interest.

Section 4.05. Waivers and Agreements Regarding Remedies.

To the full extent permitted by Law, the Recipient:

(a) Agrees that it will not take advantage of any Laws for appraisement, valuation, stay, extension, or redemption, and waives all rights of redemption, valuation, appraisement, stay of execution, extension, and notice of election to accelerate the Obligations;

(b) Waives all rights to a marshaling of the assets of the Recipient, or to a sale in the inverse order of alienation in the event of a foreclosure of the Property, and shall not assert any right under any Law pertaining to the marshaling of assets, the sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or any other matters which would affect the rights of the County to sell the Property or to pay the Obligations out of the proceeds of the sale of the Property;

(c) Waives any right to assert any defense, counterclaim, or setoff, other than one that denies the existence or sufficiency of the facts upon which any foreclosure action is grounded. If any defense, counterclaim, or setoff is based on a Claim that could be tried in an action for money damages, that Claim may be brought in a separate action, which shall not be consolidated with the foreclosure action. The bringing of a separate action for money damages by the Recipient shall not grounds for staying the foreclosure action; and

(d) Waives any rights and remedies that the Recipient may have under any Laws pertaining to the rights and remedies of sureties.

Section 4.06. Uniform Commercial Code.

The Trustees may proceed under the Uniform Commercial Code of the State as to any part of the Personalty, and may exercise all of the rights, remedies, and powers of a secured creditor under the Uniform Commercial Code of the State. Upon the occurrence of any Default, the Recipient

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shall assemble all of the Equipment and make the same available within the Improvements. Any notification required by Section 9-611 of the Uniform Commercial Code of the State shall be deemed reasonably and properly given if sent in accordance with the notice provision of this Deed of Trust at least 10 days before any sale or other disposition of the Personalty. Disposition of the Personalty shall be deemed commercially reasonable if made pursuant to a public sale advertised at least twice in a newspaper of general circulation in the community where the Property is located. Proceeds from any such sale shall be applied as follows: (a) first, to pay all Expenses incurred in connection with the sale, and (b) the balance, if any, to payment of the Obligations.

ARTICLE V

MISCELLANEOUS

Section 5.01. Notices.

(a) All communications between the parties made pursuant to this Deed of Trust shall be in writing.

(b) Any communication shall (a) when mailed, be effective three business days after it is deposited in the mail\, (b) when mailed for next day delivery by a reputable overnight courier service, be effective one business day after mailing, and (c) when sent by fax, be effective when it is faxed and receipt of the communication is confirmed by return fax. Communications shall be delivered to the office of the addressee, as follows:

(i)	Communications to the County shall be mailed to:

Allegany County Commissioners

701 Kelly Road

Cumberland, Maryland 21502

(ii)	Communications to the Recipient shall be mailed to:

Glenn E. Eanes, Vice President and Treasurer

American Woodmark Corporation

3102 Shawnee Drive

Winchester, Virginia 22601

FAX Number: 540-665-9176

(c) The Recipient and the County may change their notice addresses by sending written notice to the other party.

Section 5.02. Assignment.

No benefit or burden imposed on the Recipient under this Deed of Trust may be assigned without the prior written consent of the County.

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Section 5.03. Successors Bound.

This Deed of Trust shall inure to the benefit of, and shall be binding upon, each of the parties and their successors and permitted assigns. This Deed of Trust shall also benefit the Trustees and any substitute Trustees.

Section 5.04. Severability.

The invalidity of any part of this Deed of Trust shall not affect the validity of the remaining provisions of this Deed of Trust.

Section 5.05. Entire Agreement.

This Deed of Trust and the other County Loan Documents constitute the entire agreement between the Recipient and the County and supersede all prior oral and written agreements, representations, and negotiations between the parties concerning the County Loan and the Obligations. If there is any inconsistency between this Deed of Trust and the other County Loan Documents, on the one hand, and the Application, on the other hand, the provisions of this Deed of Trust and the other County Loan Documents shall prevail.

Section 5.06. Amendment of Deed of Trust.

This Deed of Trust may be amended only in writing executed by the County and the Recipient.

Section 5.07. Headings.

The headings used in this Deed of Trust are for convenience only and do not constitute a part of this Deed of Trust.

Section 5.08. Disclaimer of Relationships.

The Recipient acknowledges that the obligation of the County is limited to making the County Loan on the terms set forth in this Deed of Trust. Nothing in this Deed of Trust, and no act of the County or the Recipient, shall be deemed to create any relationship of third-party beneficiary, principal and agent, limited or general partnership, joint venture, or any other relationship between the Recipient and the County. In addition, by inspecting any part of the Property or by accepting or approving any action of the Recipient under any of the County Loan Documents, the County and the Trustees shall not be considered to warrant the condition, legality, or sufficiency of any part of the Property or any action taken or not taken by the Recipient.

Section 5.09. Governing Law.

This Deed of Trust shall be governed by the laws of the State.

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Section 5.10. Term of Deed of Trust.

Except as otherwise provided in this Deed of Trust, unless sooner terminated by the mutual consent of the Recipient and the County, this Deed of Trust shall remain in full force and effect until the date the County cancels the County Note and the County Loan Agreement is terminated.

Section 5.11. Illegality.

If performance of any obligation in this Deed of Trust would require the performing party to violate the Law, then the performance shall be reduced to the level permitted by Law, and if (1) any provision of this Deed of Trust, other than provisions requiring the Recipient to pay interest, principal, principal and interest, or any other of the Obligations, operates, or would operate, to invalidate any part of this Deed of Trust, then such provision only shall be void as though not set forth in this Deed of Trust, and the remainder of this Deed of Trust shall remain in full force and effect, (2) any provision of this Deed of Trust requires the Recipient to pay interest, principal, principal and interest, or any other of the Obligations, then at the option of the County, the entire unpaid sum under the County Loan, with all unpaid interest accrued thereon, and all other unpaid Obligations shall become due and payable.

Section 5.12. WAIVER OF JURY TRIAL.

THE RECIPIENT HEREBY VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER AND IN CONNECTION WITH THE COUNTY LOAN OR ANY OF THE COUNTY LOAN DOCUMENTS.

Section 5.13. Taxes.

The Recipient shall pay all transfer taxes, documentary stamp taxes, real estate taxes, recording fees, and other Taxes and Expenses in connection with the execution and delivery of the County Loan Documents.

ARTICLE VI

TRUSTEES

Section 6.01. Substitute or Successor Trustees.

The County has the irrevocable power to remove and substitute one or more of the Trustees named in this Deed of Trust, or substituted therefor, for any reason and without notice, by recording a deed of appointment among the land records where this Deed of Trust is recorded. Upon the filing of the deed of appointment all of the title, powers, rights, and duties of the superseded Trustee shall terminate and shall be vested in any successor Trustee. The Recipient and the Trustees, their substitutes, successors, and assigns, waive notice of the exercise of this power, the giving of a bond by any Trustee, and any requirement for application to any court for removal, substitution or

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appointment of a Trustee under this Deed of Trust. In addition, the act of any one Trustee shall be effective for all purposes under this Deed of Trust, and any person may rely upon any document executed by one Trustee, as though it had been executed by all of the current Trustees.

Section 6.02. Liability of Trustees.

With respect to the Recipient, the Trustees (a) shall have no liability for, and make no warranties in connection with, the validity or enforceability of any of the County Loan Documents, or of the description, value, or status of title to the Property, (b) shall be protected in acting on any document believed by them to be genuine and to have been signed by the party or parties purporting to sign it, (c) shall not be liable for any error of judgment, for any act done or step taken or omitted, for any mistakes of law or fact, or for anything that they may do or refrain from doing in good faith, and generally shall have no accountability under this Deed of Trust except for willful misconduct or gross negligence, (d) may exercise their duties and powers under this Deed of Trust through any attorneys, agents, or servants as they may appoint, and shall have no liability or responsibility for any act, failure to act, negligence, or willful conduct of any such attorney, agent, or servant, so long as they were selected with reasonable care, (e) may consult with legal counsel selected by them and shall have no liability or responsibility by reason of any act or failure to act in accordance with the opinions of their counsel, (f) may act hereunder and may sell or otherwise dispose of any part of the Property as provided in this Deed of Trust, although the Trustees have been, may now be, or may be in the future, attorneys, officers, agents, or employees of the County, and (g) shall have no obligation to sell any part of the Property on the occurrence of a Default or take any other action authorized under this Deed of Trust, except upon demand of the County.

ARTICLE VII

NET PROCEEDS

Section 7.01. Application of Net Proceeds.

Net Proceeds must be applied to either (i) the payment of the Obligations, or (ii) the restoration, renovation, or replacement of any Improvements or any other Property. If a Default has occurred and is continuing, the County shall determine, in its sole discretion, the manner in which Net Proceeds are to be applied. If no Default has occurred or is continuing, the Recipient shall determine the manner in which Net Proceeds are to be applied. If any Net Proceeds are to be applied to the restoration, renovation, or replacement of effected Improvements, or any other Property, each of the following conditions must also be met:

(a) If a Default has occurred and is continuing, an escrow account shall be established with the County into which shall be deposited the Net Proceeds, and, if necessary, additional deposits by the Recipient, that, in the sole judgment of the County are sufficient to restore the Property to its use, value, and condition immediately prior to the Casualty or Condemnation. No interest will be paid on funds in the escrow account. If no Default has occurred or is continuing, then the Recipient shall deposit the Net Proceeds in a separate account. The Recipient assigns to, and grants the County a security interest in, the escrow account or separate account, and the funds therein to secure the payment and performance of the Obligations.

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(b) All Leases shall continue in full force and effect (subject to any rent abatement during restoration provided for in the Leases) or, if terminated, the terminated Leases shall be replaced with Leases of equal quality in the judgment of the County. Any lessee that has the right to terminate its Lease due to Casualty or Condemnation, and has not exercised that right, shall confirm to the County in writing its irrevocable waiver of its termination right.

(c) Proceeds from any rental loss or business interruption insurance, or other funds of the Recipient, shall be available to the Recipient in amounts determined by the County to be sufficient to pay the debt service under the County Note, and all Property assessments, insurance premiums and other sums becoming due from the Recipient under any of the County Loan Documents during the time required for restoration.

(d) All restoration shall be conducted under the supervision of an architect or engineer, or both, selected and paid for by the Recipient.

(e) The restoration shall be performed pursuant to plans and specifications approved by appropriate Governmental Authorities and, if required, by the County.

(f) If required by the County in its sole discretion, all contractors responsible for the restoration shall obtain payment and performance bonds from a corporate surety acceptable to the County, naming the County as dual obligee.

(g) The Recipient shall keep the County informed on a timely basis of the progress of the any rehabilitation, renovation, or restoration of the Property.

Section 7.02. Failure to Meet Conditions.

If any of the foregoing conditions are not satisfied, the County may, in its sole discretion, apply Net Proceeds to the payment of the Obligations.

Section 7.03. Restoration.

If applied to restoration and the Recipient is required to deposit Net Proceeds in an escrow account under Section 7.01, Net Proceeds and any other funds required to be deposited with the County shall be disbursed in accordance with the terms of the construction loan agreement most commonly used by the County at the time of the Casualty or Condemnation for major commercial construction loans, and subject to the following conditions, which shall control if there is any conflict with the provisions of the construction loan agreement:

(a) Restoration shall begin within 30 days after receipt of the Net Proceeds by the County and shall be completed within a time period determined by the County in view of the extent of the Casualty or Condemnation.

(b) At the time of each disbursement, (i) no Leases shall be terminated that either singularly or in the aggregate affect more than 10% of the leasable area of the Property unless those

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Leases have been replaced with Leases of equal quality, in the judgment of the County, and (ii) no Default shall have occurred.

(c) Accompanying each request for a disbursement, the County shall receive (i) a certificate addressed to the County from the architect or engineer supervising the restoration stating that the disbursement is to pay the cost of restoration not paid previously by any prior disbursement, that all restoration completed to the date of the certificate has been completed in accordance with applicable Laws and the approved plans and specifications, and that the amount of the requested disbursement, together with all other disbursements, does not exceed 90% of the aggregate of all costs incurred or paid on account of work, labor or services performed on, and material installed, in, the Property at the date of the certificate, and (ii) evidence that all Claims then existing for labor, services, and materials have been paid in full or will be paid in full from the proceeds of the disbursement requested.

(d) The final 10% holdback shall be disbursed only upon delivery to the County, in addition to the items required in paragraph (iv) above, of the following:

(i) Final waivers of Liens from all contractors and subcontractors;

(ii) A certificate of the architect or engineer stating that the restoration has been completed in a good and workmanlike manner, in accordance with the plans and specifications and all applicable Laws; and

(iii) An estoppel affidavit from each lessee occupying space in the Property stating that it’s Lease is in full force and effect.

(e) Immediately on the occurrence of a Default, the County may apply Net Proceeds and any other sums deposited with the County to the repayment of the Obligations.

IN WITNESS WHEREOF, the Recipient has caused this Deed of Trust to be executed and delivered as of the date first above written.

WITNESS:		AMERICAN WOODMARK CORPORATION

/s/ James L. Cooper		By:	/s/ Glenn Eanes (SEAL)
Name:	James L. Cooper	Name:	Glenn Eanes
		Title:	Vice President and Treasurer

STATE OF MARYLAND, CITY/COUNTY OF Frederick, TO WIT:

I HEREBY CERTIFY that on this 7th day of February, 2005, before me, a Notary Public in the State of Maryland, personally appeared Glenn Eanes, who acknowledged himself/herself to be the Vice President and Treasurer of the American Woodmark Corporation, known or satisfactorily proven to me to be the person whose name is subscribed to this document, and acknowledged that

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she/he executed it on behalf of the American Woodmark Corporation, as its duly authorized                         .

AS WITNESS my hand and Notarial Seal.

/s/ Brenda Lee Clark
Notary Public

My Commission expires: 04/30/2007

This is to certify that the within instrument has been prepared by or under the supervision of the undersigned Maryland attorney, or by a party to this instrument.

/s/ W. David Rawle
W. David Rawle

RETURN TO:

________________

_____________________________

_____________________________

_____________________________

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DEED OF TRUST AND

ASSIGNMENT OF LEASES AND RENTS

EXHIBIT A

PROPERTY DESCRIPTION

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All that piece or parcel of land situated between the B&0 Railroad and U.S. Route 220, in Election District No. 7, near The Village of Pinto, Allegany County, Maryland and being more particularly described as follows; (Maryland Grid Meridian as taken from Minor Subdivision Plat No. 1626 and horizontal measurements) being used thru—out to wit:

Beginning for the same at a ½” iron pin with cap found at the end of the 13th line of a deed dated March 13, 2002, from First United Bank & Trust, Eva Mae Barton, John W. Barton, M. Colleen Nelson, and Eva H. Crist to the Maryland Economic Development Corporation, recorded in Deed Liber 702, Folio 712, thence with the entire 14th through the 21st lines of said deed;

1. South 41 degrees 40 minutes 43 seconds West for a distance of 165.02 feet to a 5/8” iron pin with cap found, thence;

2. South 50 degrees 53 minutes 00 seconds East for a distance of 1236.99 feet to a point, passing at 1227.73 feet a 5/8” iron pin with cap found, thence running with the westerly limit of The B&O Railroad 45 feet from said centerline;

3. South 21 degrees 54 minutes 10 seconds West for a distance of 357.68 feet to a 5/8” iron pin with cap set 45 feet from said centerline, thence around an existing cemetery;

4. North 68 degrees 14 minutes 04 seconds West for a distance of 67.06 feet to a 5/8” iron pin with cap set, thence;

5. South 21 degrees 46 minutes 17 seconds West for a distance of 123.67 feet to 5/8” iron pin with cap set, thence;

6. South 68 degrees 14 minutes 04 seconds East for a distance of 67.12 feet to a 5/8” iron pin with cap set on the westerly limit of the B&0 Railroad 45 feet from said centerline, thence running with said limit;

7. South 21 degrees 44 minutes 33 seconds West for a distance of 324.54 feet to a 5/8” iron pin with cap set 45 feet from said centerline, thence;

8. South 26 degrees 56 minutes 57 seconds West for a distance of 183.94 feet to a 5/8” iron pin with cap set, thence leaving the railroad and running with a portion of the 22nd line of the aforesaid deed recorded in Liber 702, Folio 712;

9. North 51 degrees 02 minutes 45 seconds West for a distance of 756.03 feet to a 5/8” iron pin with cap set at the end of the 3rd line of a deed dated July 2, 2004, from William Harold Moran and Mary Ellen Moran to the Board of County Commissioners of Allegany County, Maryland, recorded in deed liber 732, folio 681, and running thence with the 4th and 5th lines of said deed as corrected, and with the line of a fence;

10. South 35 degrees 28 minutes 25 seconds East for a distance of 398.00 feet to a fence post, thence leaving the fence;

11. North 51 degrees 02 minutes 45 seconds West for a distance of 1113.09 feet to a 5/8” iron pin with cap set on the easterly limit of U.S. Route 220 and running with said right of way margin;

12. North 32 degrees 58 minutes 27 seconds East for a distance of 171.39 feet to a 5/8” iron pin with cap set, thence;

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13. North 30 degrees 53 minutes 17 seconds East for a distance of 133.51 feet to a 5/8” iron pin with cap set, thence;

14. North 25 degrees 44 minutes 50 seconds East for a distance of 20.00 feet to a 5/8” iron pin with cap set, thence;

15. North 25 degrees 44 minutes 50 seconds East for a distance of 80.00 feet to a 5/8” iron pin with cap set, thence;

16. South 45 degrees 09 minutes 15 seconds East for a distance of 26.59 feet to a ½” iron pin with cap found, thence;

17. North 23 degrees 15 minutes 51 seconds East for a distance of 472.34 feet to a point at the intersection of the easterly margin of U.S. Route 220 and the southerly margin of Barton Park Drive, thence leaving U.S. Route 220 and running with said Barton park Drive, 60 feet from the center thereof, and with new division lines through the whole tract of which this is a part;

18. South 55 degrees 31 minutes 19 seconds East for a distance of 38.19 feet to a point, thence;

19. South 62 degrees 22 minutes 02 seconds East for a distance of 36.20 feet to a point, thence;

20. 467.80 feet along the arc of a curve to the left, having a radius of 355.00 feet and being subtended by a chord bearing North 79 degrees 52 minutes 57 seconds East for a distance of 434.68 feet to a point, thence;

21. North 42 degrees 07 minutes 56 seconds East for a distance of 324.66 feet to a point, thence leaving Barton Park Drive;

22. South 51 degrees 29 minutes 08 seconds East for a distance of 124.45 feet to the place of beginning, containing 47.371 acres more or less.

Together with and subject to covenants, easements, and restrictions of record and as shown on Minor Subdivision flat No. 1626.

All of the above described parcel being part of a deed dated March 13, 2002, from First United Bank & Trust, Eva Mae Barton, John W. Barton, M. Colleen Nelson, and Eva H. Crist to the Maryland Economic Development Corporation, recorded in Liber 702, Folio 712, and all of a deed dated July 2, 2004, from William Harold Moran and Mary Ellen Moran to the Board of Commissioners of Allegany County, Maryland, recorded in deed Liber 732, Folio 681, and all of a deed dated July 2, 2004 from Jack J. Duke to the Board of County Commissioners of Allegany County, Maryland, recorded in deed Liber 732, Folio 686, and all of a deed dated July 2, 2004 from Arden William Haycock and Vivian Elaine Haycock to the Board of County Commissioners of Allegany County, Maryland, recorded in deed Liber 732, Folio 678, all among the land records of Allegany County, Maryland.

The portion of the total tract described above being conveyed from Maryland Economic Development Corporation to the Grantor is 37.108 acres, more or less.

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INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT, made this 9th day of February 2005, by and between the BOARD OF COUNTY COMMISSIONERS OF ALLEGANY COUNTY, MARYLAND, a body corporate and politic of the State of Maryland, hereinafter referred to as “County”, 701 Kelly Road, Cumberland, MD 21502; and AMERICAN WOODMARK CORPORATION, a body corporate, organized and existing under the laws of the State of Virginia, having an address of 3102 Shawnee Drive, Winchester, VA 22601-4208, hereinafter referred to as “American Woodmark”.

WHEREAS, the parties on or about July 16, 2004, entered into an Agreement of Sale for certain real estate located in the Barton Industrial Park in Allegany County, Maryland, said property hereinafter referred to as “the Property”; and

WHEREAS, certain restrictive covenants have been discovered in the chain of title for the Property, which restrictive covenants are more fully detailed herein; and

WHEREAS, the County believes that said restrictive covenants should not be cloud upon the title or prevent American Woodmark’ s development of said Property; and

WHEREAS, American Woodmark wishes assurances from the County that said restrictive covenants will not adversely affect its development or use of the Property.

NOW, THEREFORE, the parties agree as follows:

THAT FOR AND IN CONSIDERATION of mutual covenants and agreements of the parties hereto, as are hereinafter set forth, and for other good and valuable consideration, receipt and adequacy of which are hereby acknowledged by each party hereto, the parties enter into this Agreement.

1. The Restrictions: In a Deed from Robert C. Wilson and Allie B. Wilson, his wife, to Willard L. Collins and Thelma W. Collins, his wife, dated November 14, 1940, and recorded in Liber 188, Folio 447, among the Land Records of Allegany County, Maryland, there are restrictions pertaining to the Property which restrict its use for residential purposes only and further state that no mercantile establishment shall be maintained thereon.

2. The County agrees to indemnify and hold harmless American Woodmark, as well as its title insurer, Chicago Title Company; its mortgagees, the Maryland Economic Development Corp., and the State of Maryland Department of Business & Economic Development, from any claims, lawsuits, or other demands which may be made upon them by any person, firms, entities, or insurers based upon the restrictions which challenge the right of American Woodmark to develop the property for its manufacturing facility in the Barton Industrial Park.

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3. In the event that any challenge or claim as described in paragraph (b) should be brought, the County, at its expense, shall defend the right of American Woodmark to develop and use the Property despite said restrictions and the County shall reserve unto itself the right to select the attorneys at law to defend such challenges and the right to direct the defense thereof

4. The County’s obligations undertaken herein are expressly contingent upon American Woodmark providing timely and appropriate notice to the County of any such claim or challenge to its rights to use or develop the Property as detailed herein.

5. Notices: Notice as to the County: Any notice called for herein shall be made to the:

Board of County Commissioners

         of Allegany County Maryland

ATTENTION: Office of the County Attorney

701 Kelly Road

Cumberland, MD 21502

301/777-5823 FAX: 301/777-5819

6. Applicable Law: This Agreement shall be given effect and construed by application of the law of Maryland, and any action or proceeding arising hereunder shall be brought in the courts of Maryland. By its execution hereof, American Woodmark agrees that jurisdiction and venue shall be proper in the Courts of Maryland or the United States District Court for Maryland.

7. Time of Essence: Time shall be of the essence of this Agreement, except that, whenever the last day for a party’s excise of any right or discharge of any obligation hereunder is a Saturday, Sunday, or statutory holiday, such party shall have until the next day other than a Saturday, Sunday or statutory holiday t exercise such right or discharge such obligation.

IN WITNESS WHEREOF, each party has executed this Agreement the day and year set forth above.

ATTEST:	BOARD OF COUNTY COMMISSIONERS OF ALLEGANY COUNTY, MARYLAND

/s/ Carol A. Gaffney	By:	/s/ James J. Stakem
Carol A. Gaffney, Clerk		James J. Stakem, President

WITNESS:	AMERICAN WOODMARK CORPORATION

James L. Cooper	By:	/s/ Glenn Eanes

2

DEED OF TRUST NOTE

$1,484,320	, 2005
(Financed Amount)	Baltimore, Maryland

FOR VALUE RECEIVED, AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Borrower”), promises to pay to the order of the MARYLAND ECONOMIC DEVELOPMENT CORPORATION, a body politic and corporate and a public instrumentality of the State of Maryland (the “Lender”), the principal sum of ONE MILLION FOUR HUNDRED EIGHTY-FOUR THOUSAND THREE HUNDRED TWENTY DOLLARS ($1,484,320) (the “Loan”), together with interest thereon at the rate or rates hereafter specified and all other sums that may be payable to the Lender by the Borrower pursuant to this Deed of Trust Note (the “Note”). All capitalized terms used in this Note, if not defined in this Note, have the meanings given in the Deed of Trust and Assignment of Leases and Rents of even date herewith between the Borrower, James G. David and James Henry, as the trustees, and the Lender (the “Deed of Trust”) or the Loan Agreement of even date herewith between the Borrower and the Lender (the “Loan Agreement”) as the case may be. The following terms shall apply to this Note.

1. Interest.

(a) Interest Rate. Prior to a Default, as defined in Section 8 below, the unpaid principal balance outstanding pursuant to this Note shall bear interest at the rate of 3% per annum.

(b) Default Rate. Upon the occurrence of a Default, the unpaid principal balance outstanding pursuant to this Note shall bear interest at the rate of 10% per annum.

2. Calculation of Interest. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

3. Repayment.

(a) Deferral. Interest shall accrue on the principal balance of the Loan from the date of this Note. Except for amounts of this Loan that are required to be repaid under the succeeding provisions of this Note, the Borrower’s payment of principal and accrued interest shall be deferred.

(b) December 31, 2007. If as of December 31, 2007, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(c) December 31, 2008. If as of December 31, 2008, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(d) December 31, 2009. If as of December 31, 2009, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(e) December 31, 2010. If as of December 31, 2010, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(f) December 31, 2011. If as of December 31, 2011, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(g) December 31, 2012. If as of December 31, 2012, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(h) December 31, 2013. If as of December 31, 2013, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(i) December 31, 2014. If as of December 31, 2014:

(i) The Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(ii) There remains any outstanding principal balance of the Loan, after determining whether any repayment is required under subsection (k)(i) above, the Department will forgive the outstanding principal balance of the Loan which is not subject to repayment as provided in Section 6.03 of the Loan Agreement.

(j) This Note may be subject to multiple maturity dates. The date on which any payment of principal under this Note is due under the terms above shall be a “Maturity Date”. On a Maturity Date, the Borrower shall pay any remaining principal balance that is subject to repayment, related accrued and unpaid interest and any other amounts outstanding under the Financing Documents (as defined in the Loan Agreement) that are related to the portion of principal which is due.

(k) The Lender shall have no obligation to defer any amounts due under this Note or to forgive any amounts if the Borrower is in Default under the terms of this Note or any of the other Financing Documents.

4. Late Payment Charge. If any payment due hereunder is not received by the Lender within 15 calendar days after its due date, the Department may require the Borrower to pay a late payment charge equal to five percent of the amount then due.

5. Application of Payments.

(a) Scheduled Payments. All scheduled payments made pursuant to this Note shall be applied first to accrued interest, then to principal, and then to late payments, charges or other sums owed to the Lender, or in any other manner that the Lender, in its sole discretion, may determine.

(b) Prepayments. The Lender may apply any prepayment, whether voluntary or involuntary, first to late charges and fees, then to accrued interest and default interest, and then to principal in the inverse order of scheduled maturities, or in any other manner that the Lender, in its sole discretion, may determine.

6. Prepayment. The Borrower may prepay all or part of this Note at any time without premium or penalty.

7. Place of Payment. All payments due under this Note, and all prepayments, shall be delivered to: Department of Business and Economic Development, P.O. Box 41438, Baltimore, MD 21203-6429, or to any other place that the Lender may designate in writing, and shall be made in immediately available funds in a manner acceptable to the Lender.

8. Default. The occurrence of any of the following events shall constitute a default (a “Default”) under the terms of this Note:

(a) The failure of the Borrower to pay the Lender when due any amounts payable by the Borrower to the Lender under the terms of this Note; or

(b) The occurrence of a default under the terms of the Deed of Trust or any of the other Loan Documents (as defined in the Deed of Trust), which default remains uncured beyond any applicable grace or cure period.

9. Acceleration. Upon a Default, the Lender, in its sole discretion and without further notice or demand, may declare the entire unpaid principal balance of this Note plus accrued interest and all other sums due under this Note to be immediately due and payable and may exercise any rights and remedies available under any of the Loan Documents.

10. Consent to Jurisdiction. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any proceeding arising out of, or relating to, this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the setting of venue of any proceeding brought in any such court and any claim that any proceeding brought in any such court was brought in an inconvenient forum.

11. Service of Process. The Borrower hereby consents to process being served in any proceeding instituted in connection with this Note by (i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower at the address listed in Section 5.01 of the Deed of Trust and (ii) serving a copy thereof upon Glenn E. Eanes, the agent designated by the Borrower as its agent for service of process. The Borrower irrevocably agrees that the service specified herein shall be deemed to be service of process upon the Borrower in any proceeding. Nothing in this Note shall affect the Lender’s right to serve process in any other manner permitted by law.

12. Notices. Any notice or other communication to the Borrower or the Lender shall be deemed properly given when delivered in accordance with Section 5.01 of the Deed of Trust.

13. Expenses of Collection. If this Note is referred to an attorney for collection after a Default, the Borrower shall pay all costs of collection, including attorneys’ fees equal to 15% of the sum of the principal balance then outstanding and interest then due hereunder.

14. Subsequent Holder. The Lender may pledge, transfer, or assign this Note and its rights under the Loan Documents. Any pledge, transfer, or assignment of rights shall also apply to any renewals, extensions or modifications. A transferee, pledgee, or assignee shall have the same rights as the Lender hereunder with respect to this Note.

15. Waiver of Protest. The Borrower, and all parties to this Note, whether maker, endorser, or guarantor waive presentment, notice of dishonor and protest.

16. Choice of Law; Modifications; Cumulative Rights; Extensions of Maturity.

(a) The Borrower acknowledges that the Lender is a principal department of the State of Maryland, that final credit decisions with respect to the making of the Loan are made in Maryland and, that those credit decisions assume that the substantive laws of Maryland apply. Therefore, the Borrower agrees that this Note shall be governed by the laws of the State of Maryland.

(b) No modification or amendment of this Note shall be effective unless in writing signed by the Lender and the Borrower, and any modification or amendment shall apply only with respect to the specific instance involved.

(c) No waiver of any provision of this Note shall be effective unless in writing signed by the Lender. Any waiver shall apply only with respect to the specific instance involved.

(d) By accepting partial payment of any amount due and payable under this Note, the Lender does not waive the right either to require prompt payment when due of all other amounts due and payable under this Note or to exercise any rights and remedies available to it in order to collect all other amounts due and payable under this Note.

(e) Each right, power, and remedy of the Lender under this Note or under law shall be cumulative and concurrent, and the exercise of any one of them shall not preclude the simultaneous or later exercise by the Lender of any other.

(f) No failure or delay by the Lender to insist upon the strict performance of any provision of this Note or to exercise any right, power, or remedy consequent upon a breach thereof shall constitute a waiver thereof, or preclude the Lender from exercising any such right, power, or remedy.

17. Illegality. If any provision of this Note is found to be invalid, illegal, or unenforceable in any respect, the invalidity, illegality, or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if the invalid, illegal, or unenforceable provision had never been part of this Note, but only to the extent it is invalid, illegal, or unenforceable.

18. Security. The repayment of the Loan evidenced by this Note is secured by a lien on the Property as defined in the Deed of Trust.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned executes this Note under seal as Borrower as of the date written at the beginning of this Note.

ATTEST:		BORROWER:

AMERICAN WOODMARK CORPORATION

/s/ James L. Cooper		By:	/s/ Glenn Eanes (SEAL)
Name:	James L. Cooper	Name: Glenn Eanes
Title: Vice President and Treasurer

COMMONWEALTH OF VIRGINIA, CITY/COUNTY OF Frederick, TO WIT:

I HEREBY CERTIFY that on this 7th day of February, 2005, before me, a Notary Public in the Commonwealth of Virginia, personally appeared Glenn, who acknowledged himself/herself to be the Vice President and Treasurer of the American Woodmark Corporation, known or satisfactorily proven to me to be the person whose name is subscribed to this document, and acknowledged that she/he executed it on behalf of the American Woodmark Corporation, as its duly authorized                     .

AS WITNESS my hand and Notarial Seal.

/s/ Brenda Lee Clark
Notary Public

My Commission expires: 04/30/2007

ASSIGNMENT

The MARYLAND ECONOMIC DEVELOPMENT CORPORATION, a body politic and corporate and a public instrumentality of the State of Maryland (the “Lender”), hereby transfers, endorses, assigns, delivers, and conveys this Deed of Trust Note to the DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, a principal department of the State of Maryland (the “Department”), without recourse and without any representation or warranty of any kind whatsoever except for those set forth in the Assignment of Loan Documents dated the same date as this Note, from the Lender to the Department.

WITNESS:	MARYLAND ECONOMIC
DEVELOPMENT CORPORATION

/s/ David Robinson	/s/ Robert C. Brennan (Seal)
	By:	Robert C. Brennan
	Title:	Executive Director

	Date:	2/9/2005

STATE OF MARYLAND, CITY/COUNTY OF Baltimore, TO WIT:

I HEREBY CERTIFY that on this 9th day of January, 2005, before me, a Notary Public in the State of Maryland, personally appeared Robert C. Brennan, who acknowledged himself to be the Executive Director of the Maryland Economic Development Corporation, known or satisfactorily proven to me to be the person whose name is subscribed to this document, and acknowledged that he executed it on behalf of the Maryland Economic Development Corporation as its duly authorized Executive Director.

AS WITNESS my hand and Notarial Seal.

/s/ Charlotte Base Trainor
Notary Public

My Commission expires: 03/1/2007

DEED OF TRUST AND

ASSIGNMENT OF LEASES AND RENTS

THIS DEED OF TRUST AND ASSIGNMENT OF LEASES AND RENTS (as it may be amended, this “Deed of Trust”) is made as of this 9th day of February, 2005, by AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Borrower”), to James G. Davis and James Henry (collectively, the “Trustees”, and individually, a “Trustee”), as trustees for the benefit of the MARYLAND ECONOMIC DEVELOPMENT CORPORATION, a body politic and corporate and a public instrumentality of the State of Maryland (the “Lender”).

RECITALS

1. The Lender owns approximately 145 acres of real property located along Route 220 in Allegany County, Maryland (the “Park Property”).

2. The Lender has agreed to sell approximately 37 acres of the Park Property to the Borrower for a total sale price of $1,484,320.

3. The Lender has agreed to finance the sale of the Land in the amount of $1,484,320 (the “Loan”), which Loan is evidenced by a Deed of Trust Note dated the date hereof in the original principal amount of $1,484,320 made by the Borrower and payable to the Lender (as it may be amended or replaced, the “Note”).

4. The Loan is subject to the terms of a Loan Agreement dated the same date as this Deed of Trust between the Lender and the Borrower (as amended, the “Loan Agreement”).

5. As security for the Obligations (as defined below) the Lender has required, and the Borrower has agreed to, the granting of a security interest in the real property being transferred as described in Recital 2 and certain additional contiguous acreage, all located in Allegany County, Maryland and more particularly described in Exhibit A attached to this Deed of Trust (the “Land”).

6. The Lender will assign, without recourse, all of its rights in the Note, the Loan Agreement, and this Deed of Trust to the Department of Business and Economic Development, a principal department of the State of Maryland (the “Department”).

7. It is a condition precedent to the making of the Loan that the payment and performance of the Borrower’s obligations to the Lender be secured by this Deed of Trust.

NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

All accounting terms not specifically defined herein shall have the meanings determined by generally accepted accounting principles, consistently applied. All terms previously defined are incorporated in this Deed of Trust by reference. Capitalized terms used in this Deed of Trust have the meanings defined below:

“Accounts” means all accounts of the Borrower within the meaning of the Uniform Commercial Code of the State derived from or arising out of a Lease.

“Casualty” means any event that results in damage, loss, or destruction to any portion of the Property.

“Claim” means any action or other claim for liability, loss, expense, or other cost, including fees, costs and expenses of attorneys, consultants, contractors, and experts.

“Condemnation” means any temporary or permanent taking of title, use, or any other property interest under the exercise of the power of eminent domain by any Governmental Authority or by any person acting under Governmental Authority.

“Condemnation Awards” means any judgments, awards of damages (including severance and consequential damages), payments, proceeds, settlements, amounts paid for a taking in lieu of Condemnation, or other compensation, including any interest, and the right to receive any such payments, as a result of, or in connection with, any Condemnation or threatened Condemnation.

“Default” means any default under Article V of this Deed of Trust.

“Encumbrance” means any Lien, easement, right-of-way, roadway (public and private), common area, condominium regime, cooperative housing regime, restrictive covenant, Lease, or other matter which would affect title to the Property.

“Environmental Assessment” means a report of an environmental assessment of the Property (including the taking of soil borings and air and groundwater samples and other above and below ground testing) in scope satisfactory to the Lender, prepared by a recognized environmental consulting firm acceptable to the Lender and sufficient in detail to comply with any requirements of the Lender or of any other appropriate Governmental Authority.

“Environmental Requirement” means any current or future Law or other restriction, whether public or private, that in any way pertains to human health, safety, or welfare, Hazardous Materials, Hazardous Materials Contamination or the environment (including any Law or restriction dealing with ground, air, water or noise pollution or contamination, and underground or above ground tanks).

“Equipment” means all building materials, fixtures, equipment, and other tangible personal property which is necessary for the operation of the Facility as shell building, now or hereafter located on, or attached to, the Property, whether now owned or hereafter acquired by the Borrower, together with all additions to the Equipment and Proceeds thereof. The term “Equipment” specifically excludes machinery, equipment, and furniture used specifically in connection with the Borrower’s operation of its business.

“Expenses” means all costs and expenses incurred by the Lender or the Trustees (whether before or after a Default) in connection with, or in exercising or enforcing any rights, powers and remedies provided in, any of the Financing Documents, including attorneys’ fees, court costs, receivers’ fees, management fees, and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property.

“Financing Documents” means all documents executed and delivered in connection with the Loan and the Obligations, including this Deed of Trust, the Note, the Loan Agreement, and any other document evidencing or securing the Loan, as any of them may be amended.

“Governmental Authority” means the United States, the State, or any of their political subdivisions, agencies, or instrumentalities, including any local authority having jurisdiction over any aspect of the Project.

“Grant Deed of Trust” means the Deed of Trust and Assignment of Leases and Rents dated the same date as this Deed of Trust, made by the Borrower to Jerry L. Frantz and William M. Rudd, as trustees for the benefit of the County Commissioners of Allegany County, granting the County Commissioners of Allegany County a security interest in the Land and to be recorded in the Land Records of Allegany County, as it may be amended.

“Hazardous Materials” means any hazardous or toxic substances, wastes or materials, including any substance that contains asbestos, radon, polychlorinated biphenyls, urea formaldehyde, explosives, radioactive materials, or petroleum products, that, because of their quantity, concentration, or physical, chemical, or infectious characteristics, may pose a present or potential hazard or nuisance to human health, safety or welfare or to the environment.

“Hazardous Materials Contamination” means the present or future contamination of (a) any part of the Property, including soil, ground water, and air, by Hazardous Materials, or (b) any part of any other property (including soil, ground water, and air) or improvement as a result of Hazardous Materials emanating from the Property.

“Hydric Soils” means any soil category upon which building could be prohibited or restricted under any applicable Law, including any restrictions imposed by the Army Corps of Engineers based upon its guidelines concerning soil, vegetation, and effect on the ecosystem.

“Improvements” means all buildings, improvements, fixtures, and replacements existing, or to be erected, on the Land, and all landscaping and related amenities.

“Laws” means any current or future federal, state and local laws, statutes, rules, ordinances, regulations, codes, decisions, interpretations, orders, or decrees of any court or other Governmental Authority having jurisdiction.

“Lease” means collectively, any current or future lease, sublease, or agreement for occupancy or use for any part of the Property, together with any amendments, extensions, or renewals thereof.

“Lien” means any mortgage, deed of trust, pledge, security interest, assignment, judgment, lien or charge of any kind, including any conditional sale or other title retention agreement, any lease in the nature thereof, any liens or claims for liens for materials supplied or for labor or services performed, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction.

“Net Proceeds”, when used with respect to any Condemnation Awards or insurance proceeds allocable to the Property, means the gross proceeds from any Casualty or Condemnation remaining after payment of all expenses (including attorneys’ fees) incurred in the collection of such gross proceeds.

“Obligations” means all duties of payment, performance, and completion owed by the Borrower to the Lender under the Financing Documents and by law, including the obligations to:

(a) Pay all sums of money secured by this Deed of Trust, including all funds and all sums of principal, interest, and premium, if any, due or to become due, and past, present, and future advances under any of the Financing Documents, all money advanced or expended by the Lender as provided for in any of the Financing Documents, and all Expenses; and

(b) Strictly observe and perform all of the provisions of the Financing Documents, time being of the essence.

“Permitted Encumbrances” means: (a) This Deed of Trust; (b) The Grant Deed of Trust, (c) A lien granted to the primary lender of the Borrower so long as that lien is subordinate to the lien of the Deed of Trust and the Grant Deed of Trust, and (d) Any Encumbrance set forth in the Commitment for Title Insurance No. 5084 issued by Chicago Title Insurance Company, as updated to the date of this Deed of Trust.

“Personalty” means the Borrower’s interest in all (a) the Equipment, (b) the Accounts, (c) any franchise or license agreements and management agreements entered into in connection with the Property or the business conducted therein, (provided that all agreements are subordinate to this Deed of Trust and the Lender has no responsibility for the performance of the Borrower’s obligations thereunder), and (d) all plans and specifications, contracts, and subcontracts for the construction or repair of the Improvements, sewer and water taps, allocations and agreements for utilities, bonds, permits, licenses, guarantees, warranties, causes of action, judgments, Claims, profits, security deposits, utility deposits, refunds of fees or deposits paid to any Governmental Authority, letters of credit and policies of insurance, together with all additions to the Personalty and Proceeds thereof; provided, however, that all items listed in subsections (c) and (d) above are limited to items which are used in the operation of the Property as a shell building and which are not prohibited by their terms from being assigned or assumed.

“Proceeds” means all proceeds from any part of the Property within the meaning of the Uniform Commercial Code of the State, as well as the proceeds of any insurance policies.

“Property” has the meaning specified in Article II below.

“Rents” means all income of any kind and rights to payment arising out of any Lease, and any cash or securities deposited to secure the performance by a lessee, sublessee, or other occupier of the Property of its obligations under its Lease.

“State” means the State of Maryland.

“Taxes” means all taxes, water rents, sewer rents, assessments, utility charges (whether public or private), and other governmental or municipal or public dues, charges, and levies.

ARTICLE II

GRANTING CLAUSE

In order to secure the prompt payment and performance of all of the Obligations, the Borrower hereby grants, assigns, and conveys to the Trustees, in trust for the Lender, the Land in fee simple, together with all of the Borrower’s right, title, and interest in and to the property described below:

1. Any other interest in the Land that the Borrower may acquire in the future;

2. All Improvements;

3. All Personalty, as to which the Borrower grants to the Trustees a continuing security interest under the Maryland Uniform Commercial Code, as it may be amended, as well as in any and all Proceeds and products thereof and all substitutions, renewals, and replacements thereof, whether now owned or hereafter acquired;

4. All roads, ways, streets, avenues, alleys, tenements, hereditaments, easements, appurtenances, passages, waters, water rights, water courses, riparian rights, liberties, advantages, accessions, and privileges now or hereafter appertaining to any part of the Property, including any homestead or other claim at law or in equity,

5. All reversions and remainders related to the Property, and any estate, property, claim, right, title, or interest acquired by the Borrower in or to any part of the Property after the date of this Deed of Trust;

6. All Rents, issues, and proceeds now or hereafter accruing from and/or affecting the Property;

7. All Leases; and

8. All Condemnation Awards and any insurance proceeds related to the Improvements payable with respect to any Casualty occurring on or to the Property.

TO HAVE AND TO HOLD, the Land, all Improvements, and other property and rights described above (collectively, the “Property”) unto the Trustees, and their successors, in trust for the benefit of the Lender, in fee simple forever.

PROVIDED, HOWEVER, that until the occurrence of a Default, and subject to the terms of this Deed of Trust, the Borrower shall have the right to remain in quiet and peaceful possession of the Property and a license to collect the Rents.

PROVIDED, FURTHER, that if the Borrower pays, or causes to be paid, the Obligations in full to the satisfaction of the Lender as provided in the Financing Documents, then the estate granted in this Deed of Trust shall cease, and upon delivery of proof satisfactory to the Lender that the Obligations have been satisfied in full, the Trustees shall release the lien and security interest of this Deed of Trust of record upon payment to the Lender of a reasonable fee for the release and reconveyance of the Property or any partial release and reconveyance thereof.

ARTICLE III

REPRESENTATIONS, WARRANTIES, AND COVENANTS

OF THE BORROWER

Section 4.01. Representations and Warranties.

The Borrower represents and warrants as follows:

(a) Due Authorization. The Borrower has the full power and authority to enter into, execute, and deliver this Deed of Trust, and to comply with the terms set forth in this Deed of Trust, all of which have been duly authorized by all necessary action of the Borrower. No approval of any other person or public authority or regulatory body is required as a condition to the validity of this Deed of Trust, or, if required, the approval has been obtained.

(b) Validity of Deed of Trust. This Deed of Trust has been properly executed by the Borrower and will: (i) Not violate any Laws, or any provision of the Borrower’s organizational documents; (ii) Not violate any provision, or result in a breach, of any document or agreement binding on the Borrower or affecting its property; or (iii) Constitutes the valid and legally binding obligation of the Borrower, fully enforceable against the Borrower, in accordance with its terms.

(c) Legal Actions. To the best of the Borrower’s knowledge there is no (1) Claim pending or threatened in any court or before any governmental agency, and (2) investigation by or before any Governmental Authority, that:

(i) Questions the validity or enforceability of this Deed of Trust, or any action taken, or to be taken, under it;

(ii) Is likely to result in any material adverse change in the authority, properties, assets, liabilities, or conditions (financial or otherwise) of the Borrower that would cause the Borrower’s tangible net worth to fall below $65,000,000 as of any quarterly financial statement; or

(iii) Affects the Property.

(d) Taxes. All Taxes imposed upon the Borrower in connection with the Property have been paid prior to the date when any interest or penalty would accrue for nonpayment, except for those Taxes being contested in good faith and by appropriate proceedings by the Borrower.

(e) Deed of Trust Default. There is no Default on the part of the Borrower under this Deed of Trust, and no event has occurred or is continuing that, with notice, or the passage of time, or both, would constitute a Default under this Deed of Trust.

(f) Compliance With Laws. The Borrower has complied with all Laws.

(g) Warranty of Title. The Borrower is the owner of the legal title to, and is lawfully seized and possessed of a fee simple interest in the Property, free from all liens, charges, and encumbrances except for Permitted Encumbrances. The Borrower has the right and authority to convey the Property and warrants generally, and agrees to defend, the Property and the title thereto, whether now owned or hereafter acquired, against all Claims by any person or entity claiming through the Borrower.

(h) Utilities. The Borrower agrees to procure from the appropriate State, county, municipal, and other authorities and corporations, connection and discharge arrangements for the supply of water, gas, electricity, and other utilities and sewage and industrial waste disposal for the operation of the Property.

(i) Zoning. The intended use of the Property will not violate any zoning or other Law, or any restrictive covenant or agreement of the Borrower (now in existence or known by the Borrower to be proposed) applicable to the Property or its use, and all requirements for such use have been satisfied.

(j) Environmental Conditions. The Property, including the land, surface water, ground water, and all other Improvements: (i) Is free of any substantial amounts of waste or debris; (ii) Is free of any Hazardous Materials and Hazardous Materials Contamination; (iii) Has never been used as a manufacturing, storage, or dump site for Hazardous Materials; (iv) Is in compliance with all Environmental Requirements; and (v) Contains no Hydric Soils on any portion of the Land upon which any Improvements have been, or will be, constructed.

(k) Tax Assessment. As of the date the Borrower takes possession of the Property, the Borrower represents and warrants that the Property is assessed for purposes of taxes as a separate and distinct parcel from any other real property so that the Property shall never become subject to the lien of any taxes levied or assessed against any real property other than the Property.

(l) Independence of Land. As of the date the Borrower takes possession of the Property, the Borrower represents and warrants that no improvements on property not covered by this Deed of Trust rely on the Land, or any interest therein, to fulfill any requirement of a Governmental

Authority for the existence of such property or improvements; and no part of the Property relies, or will rely, on any property not covered by this Deed of Trust, or any interest therein, to fulfill any requirement of a Governmental Authority. The Land has been properly subdivided in accordance with the requirements of any applicable Governmental Authority.

Section 3.02. Borrower’s Covenants.

The Borrower covenants as follows:

(a) Repairs, Correction of Defects. The Borrower will, upon demand by the Lender, promptly and diligently make any repairs to, and correct any structural defect in, the Property. The Lender shall determine in its discretion whether the Borrower is acting diligently; and the disbursement of any portion of the proceeds of the Loan shall not constitute a waiver of the Lender’s right to require compliance with this covenant with respect to any repairs, or defects.

(b) Maintenance of the Project. The Borrower shall, at its sole cost and expense:

(i) Keep, or cause to be kept, the Property in good condition, working order, and repair;

(ii) Make, or cause to be made, all replacements to any of the Property so that the Property will always be in good condition, fit and proper for the purposes for which it was originally erected or installed or for other manufacturing or assembly activities of the Borrower;

(iii) Operate, or cause to be operated, the Property in a manner which is similar to other property operated by the Borrower;

(iv) Keep all portions of the Property and adjoining sidewalks, curbs, and passageways in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions;

(v) Procure, or cause to be procured, all necessary permits, certificates, licenses or other authorizations required for the Property’s use as set forth in the Application, and comply with all requirements necessary to preserve all rights, licenses, permits, privileges, franchises, and concessions that are now, or may be, applicable to the Property; and

(vi) Not use or occupy the Property, or permit the same to be used or occupied, in any manner which would cause structural injury to any of the Property or which would cause the value or the usefulness of any portion of the Property to diminish (ordinary wear and tear for its business excepted), or which would constitute a public or private nuisance, or waste.

(c) Insurance. The Borrower will maintain the insurance coverage required under the terms of the Loan Agreement.

(i) During the term of this Deed of Trust the Borrower shall obtain and maintain, except as provided below, the following insurance coverages:

(1) During any period of construction on the Property, builder’s all-risk insurance of the type customarily carried in the case of similar construction for the full replacement cost of work in place and materials stored in connection with such construction;

(2) “All risk” coverage for the Property in amounts necessary to prevent the application of any co-insurance provisions up to the full replacement value of the Property but in no event less than the aggregate outstanding amount of the Loan; and

(3) If the Property is, or is later found to be, in an area that has been identified by the Federal Insurance Administration as having special flood and mudslide hazards, and in which the sale of flood insurance is available under the National Flood Insurance Act of 1968, a flood insurance policy satisfactory to the Lender. If the Property is not in an area having special flood and mudslide hazards, the Borrower shall deliver to the Lender a certificate or letter issued by its insurance company stating that the Property is not in a special flood and mudslide hazard area.

(ii) All insurance policies shall be with responsible companies with an A. M. Best rating of “A-” or better and shall have attached to them standard non-contributing, non-reporting loss payee or mortgagee clauses (as appropriate) in favor of the Lender as its interest may appear.

(iii) Each insurance policy shall bear an endorsement that it shall not be canceled, terminated, endorsed, or amended without 30 days written notice to the Lender.

(iv) Annually, the Borrower shall file with the Lender a detailed list of the insurance then in effect covering the Property, stating the names of the insurance companies, the amounts and rates of insurance, dates of the expiration, and the properties and risks covered; and obtain any additional insurance requested by the Lender which is carried by a business of a similar size and risk.

(v) Prior to the expiration date of each policy for insurance required under this subsection, the Borrower shall pay all insurance premiums required to renew or replace any required insurance policy, and will deliver evidence of renewal of each required insurance policy to the Lender.

(vi) The Borrower shall give the Lender prompt notice of any loss covered by the builders all-risk or the all-risk insurance required under this Deed of Trust, and if a Default has occurred and is continuing beyond and applicable grace or cure period, the Lender shall have the right to adjust and compromise any such loss, to collect and receive the proceeds of such insurance and to endorse the Borrower’s name upon any check in payment thereof, for which purpose the Borrower appoints the Lender, its successors and assigns, as the Borrower’s attorney-in-fact, which appointment shall be deemed to be coupled with an interest and irrevocable. Net Proceeds received as payment for a Casualty covered by such insurance shall be applied as provided in Article VIII below.

(vii) The Borrower shall not take out separate builder’s all-risk insurance or all-risk insurance concurrent in form or contributing in the event of loss with that required to be maintained above unless the Lender is included thereon as a mortgagee and loss payee.

(d) No Alterations. The Borrower shall not make, or cause to be made, any substantial alterations or additions to the Property which would materially lower the value of the Property without the prior written consent of the Lender.

(e) No Zoning Changes. Without the prior written consent of the Lender, the Borrower will not initiate, join in, or consent to, any change in any restrictive covenant, easement, zoning ordinance, or other public or private restriction, limiting or defining the uses that may be made of the Property. The Lender agrees to cooperate with the Borrower in obtaining easements required for the development of the Project, including easements for utilities and ingress and egress, and the Lender will, to the extent required, join in and execute necessary easements, so long as all costs are paid by the Borrower. The Borrower shall:

(i) Promptly perform and observe all of the terms of all agreements affecting the Property; and

(ii) Do all things necessary to preserve intact and unimpaired any easements, appurtenances and other interests in favor of, or constituting any portion of, the Property.

(f) Notification of Claims or Liens. The Borrower shall promptly notify the Lender of any (i) prospective change of zoning or other action affecting the Property, (ii) default in any lien, mortgage, security interest or encumbrance on the Property, and (iii) foreclosure or threat of foreclosure of any lien, mortgage, security interest or encumbrance on the Property.

(g) Access. Any duly authorized representative of the Lender shall, at all reasonable times, have access to all portions of the Property; provided, however, that if no Default has occurred and is continuing, the Lender shall provide the Borrower with reasonable notice of the Lender’s desire to access the Facility and shall limit its access to normal business hours.

(h) Hazardous Materials.

(i) Any Hazardous Materials that are placed, manufactured, or stored on the Property, must be placed, manufactured, stored, removed, treated, or disposed of in compliance with all Environmental Requirements.

(ii) The Borrower shall (1) give written notice to the Lender immediately upon acquiring knowledge of the presence of any Hazardous Materials on the Property or of any Hazardous Materials Contamination, with a full description thereof, and (2) comply promptly with all Environmental Requirements requiring the removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Lender with satisfactory evidence of compliance. At the option of the Lender, compliance may include an Environmental Assessment. If the Borrower fails to cause any such action to be taken, the Lender may make advances or payments necessary to comply with Environmental Requirements, including any Environmental

Assessments deemed necessary by the Lender, but shall be under no obligation to do so. All sums advanced, including all sums advanced in connection with any judicial or administrative investigation or proceeding relating to Environmental Requirements, including attorneys’ fees, fines or other penalty payments, shall be paid by the Borrower to the Lender upon demand, with interest thereon at a rate equal to 12% per annum from the date of advancement, and any such advances shall be a part of the Obligations secured by this Deed of Trust.

(iii) The Borrower shall indemnify, defend, and hold the State, the Lender, and the Trustees harmless against any Claim that may be asserted against the State, the Lender, or the Trustees as a result of the presence of any Hazardous Materials on the Property or Hazardous Materials Contamination, and against all Expenses. Upon the written demand of the Lender, the Borrower shall diligently defend any Claim subject to indemnification under this subsection at the Borrower’s expense by counsel approved the Lender. Alternatively, the Lender may elect to conduct its own defense through counsel chosen by the Lender at the expense of the Borrower. The provisions of this Section 4.02(h) shall survive termination of this Deed of Trust and repayment of the Loan and the Note in full.

(i) Taxes. The Borrower shall promptly pay all Taxes imposed on the Borrower in connection with the Property prior to the date when any interest or penalty would accrue for non-payment, except for those Taxes being contested in good faith by appropriate proceedings by the Borrower. The Borrower shall, upon the request of the Lender, deliver receipts evidencing the payment of all Taxes arising in connection with the Property to the Lender. If the Borrower fails to pay any Taxes arising in connection with the Property as provided in this subsection, the Lender may, at its option, pay those Taxes and the Borrower shall pay to the Lender on demand the amount of any Taxes paid by the Lender, with interest thereon at a rate equal to 12% per annum from the date of payment, and the amount of Taxes paid by the Lender, together with interest, shall be a part of the Obligations.

(j) Condemnation.

(i) Immediately upon obtaining knowledge of the commencement or threatened commencement of any Condemnation, the Borrower shall immediately notify the Lender in writing, describing in detail the nature and extent of the proposed Condemnation. If a Default has occurred and is continuing beyond and applicable grace or cure period, the Lender may participate in any such proceedings and the Borrower shall deliver to the Lender all instruments requested by the Lender to permit its participation and copies of all documents received by the Borrower in connection with a proposed Condemnation. The Lender shall be under no obligation to question the amount of any Condemnation Award and may accept the Condemnation Award in the amount offered; provided, however, if the Lender has not instituted foreclosure procedures, the Lender will not accept any Condemnation Award if the Borrower institutes or is maintaining a legally justifiable protest. In any proceedings for Condemnation, the Lender may be represented by counsel selected by it, and the Borrower shall pay the attorneys’ fees incurred by the Lender.

(ii) In addition, if a Default has occurred and is continuing beyond and applicable grace or cure period, the Borrower, for itself and its successors and assigns, appoints the Lender, its successors and assigns, as the Borrower’s attorney-in-fact, which appointment is coupled with an interest, and empowers the Lender, at its option, on behalf of the Borrower to: (1) adjust or compromise any claims, (2) collect any proceeds, (3) execute in the Borrower’s name any documents necessary to effect collection, and (4) endorse any checks for a Condemnation Award.

(iii) Net Proceeds received from any Condemnation Award shall be applied as provided in Article VIII below.

(k) Further Assurances. At any time, upon request by the Lender, the Borrower, at its sole expense, will make, execute, deliver, and record, or cause to be made, executed, delivered, and recorded, any additional documents that may, in the opinion of the Lender, be necessary or desirable to effectuate, complete, perfect, continue, or preserve the Obligations and the lien of this Deed of Trust.

(l) Indemnification. The Borrower releases the State, the Lender, and the Trustees from, and agrees to protect, indemnify and save each of them harmless against, any Claims and Expenses incurred by, or asserted against, any of them, arising in connection with the Loan, the Project, or the Property. All money expended by the State, the Lender, or the Trustees as a result of such Claims and Expenses, together with interest at a rate equal to 12% per annum from the date of payment, shall constitute an additional indebtedness of the Borrower and shall be immediately due and payable by the Borrower to the State, the Lender, and the Trustees. Nothing contained in this Section 4.02(l) or in the Financing Documents shall be construed as a limit on the Obligations. This Section 4.02(l) shall survive termination of this Deed of Trust and repayment of the Loan and Note in full.

(m) Future Encumbrances. The Borrower shall not (i) permit any part of the Property to be subject to any Encumbrance other than Permitted Encumbrances, (ii) assign the rights to any Lease or rents to any other person or entity, or (iii) permit mechanics’ liens which are being properly contested by the Borrower.

(n) Compliance With Laws. The Borrower will operate and maintain the Property in compliance with all Laws.

(o) Expenses. All Expenses incurred by the Lender or the Trustees shall become part of the Obligations and shall be repaid by the Borrower on demand, together with interest at a rate equal to 12% per annum from the date of incurrence.

ARTICLE IV

DEFAULT AND REMEDIES

Section 4.01. Defaults.

The following events shall constitute a Default under this Deed of Trust:

(a) The Borrower fails to pay the principal amount of the Loan and interest thereon according to the terms of the Note or any other payment required by any of the Financing Documents, including the Obligations;

(b) The Borrower breaches any covenant, representation, warranty, or other provision of this Deed of Trust, which breach is not cured within 30 calendar days from the date the Borrower receives (as provided in Section 5.01 below) written notice of the breach from the Lender; provided, however that the Borrower shall not receive a 30 calendar day cure period under this subsection for any breach for which there is a specific Default set forth in this Section;

(c) The Borrower breaches (i) any covenant, representation, warranty, or other provision in any other Financing Document, which breach continues beyond any applicable grace or cure period, or (ii) the provisions of Sections 3.02(d), (e), and (f) of this Deed of Trust;

(d) Any portion of, or interest in, the Property is sold, leased, subleased, transferred, encumbered, or otherwise conveyed, without the prior written consent of the Lender;

(e) The Borrower fails to comply with any requirement of any Governmental Authority within 30 days after written notice of the requirement is made or within any other time period set by the Governmental Authority; or if any proceeding is commenced or action taken to enforce any remedy for a violation of any requirement of a Governmental Authority or any restrictive covenant affecting any part of the Property;

(f) An event of default occurs under any Encumbrance encumbering any portion of the Property regardless of whether or not the Encumbrance is a Permitted Encumbrance; or

(g) A default or event of default occurs under the terms of any of the other Financing Documents, which default is not cured within any applicable grace or cure period.

Section 4.02. Remedies.

(a) Upon the occurrence of any Default and after any applicable grace or cure period, prior to exercising any other remedy under this Deed of Trust the Lender shall require the immediate repayment of the entire outstanding principal indebtedness, together with all accrued interest, under the Note and any Obligations.

(b) In the event the Borrower fails to repay the full amount of the Obligations as provided in subsection (a) above within 10 days after the Lender sends a written notice of default, acceleration, and demand for payment, the Lender may:

(i) At any time proceed to protect and enforce all rights and remedies available to the Lender under this Deed of Trust or by Law, by any other proceedings, whether for specific performance of any agreement contained in this Deed of Trust, damages, or other relief;

(ii) Enter into possession of the Property, take over and complete the Project and discharge and replace any of the contractors. The Lender, and its successors and assigns, are hereby authorized and irrevocably appointed (which appointment is coupled with an interest) to enter into contracts, incur obligations, enforce any contracts and agreements previously made by or on behalf of the Borrower and do all things necessary or proper to complete the Project, including the signing of Borrower’s name to any documents that the Lender deems necessary or desirable. The Lender shall not be required to expend its own funds to complete the Project, but may, at its option, advance those funds. Any funds advanced shall be paid to the Lender by the Borrower on demand, with interest at a rate equal to 12% per annum, and become a part of the Obligations secured by this Deed of Trust. Neither this Deed of Trust nor any action taken under it shall impose any obligation upon the Lender to complete the construction of the Project or fulfill any obligation of the Borrower in connection with the Project;

(iii) Enter upon, take possession of, lease and operate the Property, without becoming a mortgagee in possession; take possession of all Personalty, documents, books, records, papers and Accounts of the Borrower, exclude the Borrower, and its agents and servants, from the Property, and apply any Rents received as provided in Section 5.04; and

(iv) With respect to any Lease assigned under this Deed of Trust (1) perform any obligations of the Borrower, and exercise any rights of the Borrower, as fully as the Borrower could, with or without bringing any legal action or seeking the appointment of a receiver for the Borrower, (2) make, enforce, modify, or accept the surrender of any Lease, (3) retain or evict any tenant, (4) fix or modify rent with respect to any portion of the Property, and (5) sue for or otherwise collect any Rents, and apply the Rents in the manner provided in Section 5.03 below.

(c) All remedies provided for in this Deed of Trust or by Law are cumulative and are in addition to any other rights and remedies available to the Lender under any Law. The exercise of any right or remedy by the Lender shall not constitute a cure or waiver of any Default by the Borrower, nor invalidate any act done pursuant to any notice of Default, nor prejudice the Lender in the exercise of those rights, unless the Borrower repays the full amount of the Obligations to the Lender.

(d) The failure of the Lender to insist upon performance of any term of this Deed of Trust shall not constitute a waiver of any term of this Deed of Trust. No act of the Lender shall be construed as an election to proceed under any one provision in this Deed of Trust to the exclusion of any other provision, unless the Borrower repays the full amount of the Obligations to the Lender.

(e) If the Lender suspends or terminates this Deed of Trust, the rights and remedies available to the Lender shall survive the suspension or termination.

(f) If the Lender elects by a written notice to the Borrower it may exercise its right to receive the Rents and apply them to the Loan as set forth in Section 4.04 below.

Section 4.03. Assent to Decree; Power of Sale.

(a) Upon the occurrence of any Default, the Borrower agrees to the passage of a decree for the sale of the Property and authorizes the Trustees to sell the Property. Any sale of the Property under the authority of this Deed of Trust shall be conducted in accordance with the provisions of any applicable Law of the State relating to mortgages. Upon the sale of the Property, the proceeds shall be applied in the following order of priority:

(i) To pay all expenses incident to the sale, and a commission to the party making sale of the Property equal to the commission allowed trustees for making sale of property by virtue of a decree of a Court of equity having jurisdiction in the State;

(ii) To pay all Claims of, and Obligations owed to, the Lender, whether the same shall have matured or not; and

(iii) Any surplus shall be paid to the Borrower or to any person or entity entitled to payment.

(b) The Borrower may possess the Property until Default by the Borrower.

Section 4.04. Additional Security; Assignment of Leases and Rents.

In the event that the Borrower enters into a Lease the following provisions shall apply:

(a) Assignment. As additional security to assure the Borrower’s payment and performance of the Obligations, the Borrower absolutely assigns to the Trustees, in trust for the Lender, and grants to the Trustees a continuing security interest under the Maryland Uniform Commercial Code in all of the Borrower’s right, title, and interest in and to all Leases and Rents, together with any guarantees of the obligations of a lessee under any Lease.

(b) Borrower’s Rights. As long as no Default has occurred, the Borrower shall have the right to (i) collect and receive the Rents, but not more than one month prior to accrual, and (ii) exercise the rights of the lessor under the Leases. The Borrower’s right to collect Rents shall terminate automatically upon the occurrence of a Default.

(c) Application of Rents. Upon the occurrence of a Default, the Borrower grants to Trustees or the Lender the exclusive irrevocable power to act as agent, or to appoint a third person to act as agent for the Borrower, with power to take possession of, collect and apply the Rents, at the option of the Lender, to the payment of the Loan, any Expenses, and any costs of operating or managing the Property, in the order of priority that the Lender determines in its sole discretion, and to turn any balance remaining over to the Borrower. The collection of the Rents shall not operate as the Trustees’ or the Lender’s approval of any lessee or Lease if the Borrower’s title to the premises is acquired by the Lender. The Trustees or the Lender shall be liable to account only for Rents actually received by them.

(d) Power of Attorney. The Borrower hereby appoints the Lender as the Borrower’s true and lawful attorney-in-fact, with full power of substitution, in its name or in the Lender’s name, after the occurrence of a Default, to sue for or settle any Claims arising under any Lease, and to demand, collect, and receive any Rents. This power of attorney shall be deemed to be coupled with an interest, shall be irrevocable, and shall not terminate on the disability of the Borrower. It is the intention of the Borrower that all persons may rely upon this power of attorney until this Deed of Trust is terminated.

(e) Payment by Tenants to the Trustees or the Lender. The lessees under any Lease are authorized and directed, upon written demand by the Trustees or the Lender, to pay all amounts due to the Borrower under a Lease to the Trustees or the Lender, or to any nominee designated by the Lender in writing to the lessees. Each lessee is expressly relieved of any obligation to the Borrower with respect to all payments so made.

(f) Trustees and Lender Not Liable for Performance under Leases. The Trustees and the Lender are under no obligation to exercise any of the rights assigned to them under this Deed of Trust, or to perform any of the obligations of the Borrower under any of the Leases. The Trustees and the Lender do not assume any liabilities of the Borrower arising out of the Leases. This assignment does not place any responsibility for the control, management, or repair of any part of the Property upon the Trustees or the Lender, or make the Trustees or the Lender liable for (i) any waste of the Property by any lessee or any other party, (ii) any dangerous or defective condition of the Property, or (iii) any negligence in the management, upkeep, repair or control of the Property.

(g) No Merger. The Borrower, without the prior written consent of the Lender, shall not cause or permit the leasehold estate under any Lease to merge with the Borrower’s reversionary interest.

Section 4.05. Waivers and Agreements Regarding Remedies.

To the full extent permitted by Law, the Borrower:

(a) Agrees that it will not take advantage of any Laws for appraisement, valuation, stay, extension, or redemption, and waives all rights of redemption, valuation, appraisement, stay of execution, extension, and notice of election to accelerate the Obligations;

(b) Waives all rights to a marshaling of the assets of the Borrower, or to a sale in the inverse order of alienation in the event of a foreclosure of the Property, and shall not assert any right under any Law pertaining to the marshaling of assets, the sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or any other matters which would affect the rights of the Lender to sell the Property or to pay the Obligations out of the proceeds of the sale of the Property;

(c) Waives any right to assert any defense, counterclaim, or setoff, other than one that denies the existence or sufficiency of the facts upon which any foreclosure action is grounded. If any defense, counterclaim, or setoff is based on a Claim that could be tried in an action for money damages, that Claim may be brought in a separate action, which shall not be consolidated with the foreclosure action. The bringing of a separate action for money damages by the Borrower shall not grounds for staying the foreclosure action; and

(d) Waives any rights and remedies that the Borrower may have under any Laws pertaining to the rights and remedies of sureties.

Section 4.06. Uniform Commercial Code.

The Trustees may proceed under the Uniform Commercial Code of the State as to any part of the Personalty, and may exercise all of the rights, remedies, and powers of a secured creditor under the Uniform Commercial Code of the State. Upon the occurrence of any Default, the Borrower shall assemble all of the Equipment and make the same available within the Improvements. Any notification required by Section 9-611 of the Uniform Commercial Code of the State shall be deemed reasonably and properly given if sent in accordance with the notice provision of this Deed of Trust at least 10 days before any sale or other disposition of the Personalty. Disposition of the Personalty shall be deemed commercially reasonable if made pursuant to a public sale advertised at least twice in a newspaper of general circulation in the community where the Property is located. Proceeds from any such sale shall be applied as follows: (a) first, to pay all Expenses incurred in connection with the sale, and (b) the balance, if any, to payment of the Obligations.

ARTICLE V

MISCELLANEOUS

Section 5.01. Notices.

(a) All communications between the parties made pursuant to this Deed of Trust shall be in writing.

(b) Any communication shall (a) when mailed, be effective three business days after it is deposited in the mail\, (b) when mailed for next day delivery by a reputable overnight courier service, be effective one business day after mailing, and (c) when sent by fax, be effective when it is faxed and receipt of the communication is confirmed by return fax. Communications shall be delivered to the office of the addressee, as follows:

(i)	Communications to the Lender shall be mailed to:

Department of Business and Economic Development

217 East Redwood Street, 22nd Floor

Baltimore, Maryland 21202

Attention: Financing Programs Accounting and Administration

FAX Number: (410) 333-6931

With a copy to the Counsel to the Lender, on the 11th Floor at the same address, or if by fax, to 410-333-8298.

(ii)	Communications to the Borrower shall be mailed to:

Glenn E. Eanes, Vice President and Treasurer

American Woodmark Corporation

3102 Shawnee Drive

Winchester, Virginia 22601

FAX Number: 540-665-9176

(c) The Borrower and the Lender may change their notice addresses by sending written notice to the other party.

Section 5.02. Assignment.

(a) No benefit or burden imposed on the Borrower under this Deed of Trust may be assigned without the prior written consent of the Lender.

(b) The Borrower acknowledges that immediately following the execution of this Deed of Trust, the Lender will assign all of its rights and interest in this Deed of Trust and all of the other Financing Documents to the Department. Immediately following the assignment of the Financing Documents to the Department shall accede to the rights of the Lender under the Financing Documents and all references to the “Lender” in the Financing Documents shall be deemed to mean the Department. Following the assignment of the Financing Documents to the Department, the Lender shall have no further liability to the Borrower in connection with the Loan or the Financing Documents. In addition, all representations and warranties made by the Borrower in the Financing Documents, and all instruments, certification, or documents delivered by the Borrower in connection with the Financing Documents, shall be deemed to run to the benefit of, and be enforceable by, the Department.

Section 5.03. Successors Bound.

This Deed of Trust shall inure to the benefit of, and shall be binding upon, each of the parties and their successors and permitted assigns. This Deed of Trust shall also benefit the Trustees and any substitute Trustees.

Section 5.04. Severability.

The invalidity of any part of this Deed of Trust shall not affect the validity of the remaining provisions of this Deed of Trust.

Section 5.05. Entire Agreement.

This Deed of Trust and the other Financing Documents constitute the entire agreement between the Borrower and the Lender and supersede all prior oral and written agreements, representations, and negotiations between the parties concerning the Loan and the Obligations. If there is any inconsistency between this Deed of Trust and the other Financing Documents, on the one hand, and the Application or the Commitment Letter, on the other hand, the provisions of this Deed of Trust and the other Financing Documents shall prevail.

Section 5.06. Amendment of Deed of Trust.

This Deed of Trust may be amended only in writing executed by the Lender and the Borrower.

Section 5.07. Headings.

The headings used in this Deed of Trust are for convenience only and do not constitute a part of this Deed of Trust.

Section 5.08. Disclaimer of Relationships.

The Borrower acknowledges that the obligation of the Lender is limited to making the Loan on the terms set forth in this Deed of Trust. Nothing in this Deed of Trust, and no act of the Lender or the Borrower, shall be deemed to create any relationship of third-party beneficiary, principal and agent, limited or general partnership, joint venture, or any other relationship between the Borrower and the Lender. In addition, by inspecting any part of the Property or by accepting or approving any action of the Borrower under any of the Financing Documents, the Lender and the Trustees shall not be considered to warrant the condition, legality, or sufficiency of any part of the Property or any action taken or not taken by the Borrower.

Section 5.09. Governing Law.

This Deed of Trust shall be governed by the laws of the State.

Section 5.10. Term of Deed of Trust.

Except as otherwise provided in this Deed of Trust, unless sooner terminated by the mutual consent of the Borrower and the Lender, this Deed of Trust shall remain in full force and effect until the date the Department cancels the Note and the Loan Agreement is terminated.

Section 5.11. Illegality.

If performance of any obligation in this Deed of Trust would require the performing party to violate the Law, then the performance shall be reduced to the level permitted by Law, and if (1) any provision of this Deed of Trust, other than provisions requiring the Borrower to pay interest, principal, principal and interest, or any other of the Obligations, operates, or would operate, to invalidate any part of this Deed of Trust, then such provision only shall be void as though not set forth in this Deed of Trust, and the remainder of this Deed of Trust shall remain in full force and effect, (2) any provision of this Deed of Trust requires the Borrower to pay interest, principal, principal and interest, or any other of the Obligations, then at the option of the Lender, the entire unpaid sum under the Loan, with all unpaid interest accrued thereon, and all other unpaid Obligations shall become due and payable.

Section 5.12. WAIVER OF JURY TRIAL.

THE BORROWER HEREBY VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER AND IN CONNECTION WITH THE LOAN OR ANY OF THE FINANCING DOCUMENTS.

Section 5.13. Taxes.

The Borrower shall pay all transfer taxes, documentary stamp taxes, real estate taxes, recording fees, and other Taxes and Expenses in connection with the execution and delivery of the Financing Documents.

ARTICLE VI

TRUSTEES

Section 6.01. Substitute or Successor Trustees.

The Lender has the irrevocable power to remove and substitute one or more of the Trustees named in this Deed of Trust, or substituted therefor, for any reason and without notice, by recording a deed of appointment among the land records where this Deed of Trust is recorded. Upon the filing of the deed of appointment all of the title, powers, rights, and duties of the superseded Trustee shall terminate and shall be vested in any successor Trustee. The Borrower and the Trustees, their substitutes, successors, and assigns, waive notice of the exercise of this power, the giving of a bond by any Trustee, and any requirement for application to any court for removal, substitution or appointment of a Trustee under this Deed of Trust. In addition, the act of any one Trustee shall be effective for all purposes under this Deed of Trust, and any person may rely upon any document executed by one Trustee, as though it had been executed by all of the current Trustees.

Section 6.02. Liability of Trustees.

With respect to the Borrower, the Trustees (a) shall have no liability for, and make no warranties in connection with, the validity or enforceability of any of the Financing Documents, or of the description, value, or status of title to the Property, (b) shall be protected in acting on any document believed by them to be genuine and to have been signed by the party or parties purporting to sign it, (c) shall not be liable for any error of judgment, for any act done or step taken or omitted, for any mistakes of law or fact, or for anything that they may do or refrain from doing in good faith, and generally shall have no accountability under this Deed of Trust except for willful misconduct or gross negligence, (d) may exercise their duties and powers under this Deed of Trust through any attorneys, agents, or servants as they may appoint, and shall have no liability or responsibility for any act, failure to act, negligence, or willful conduct of any such attorney, agent, or servant, so long as they were selected with reasonable care, (e) may consult with legal counsel selected by them and shall have no liability or responsibility by reason of any act or failure to act in accordance with the opinions of their counsel, (f) may act hereunder and may sell or otherwise dispose of any part of the Property as provided in this Deed of Trust, although the Trustees have been, may now be, or may be in the future, attorneys, officers, agents, or employees of the Lender, and (g) shall have no obligation to sell any part of the Property on the occurrence of a Default or take any other action authorized under this Deed of Trust, except upon demand of the Lender.

ARTICLE VII

NET PROCEEDS

Section 7.01. Application of Net Proceeds.

Net Proceeds must be applied to either (i) the payment of the Obligations, or (ii) the restoration, renovation, or replacement of any Improvements or any other Property. If a Default has occurred and is continuing, the Lender shall determine, in its sole discretion, the manner in which

Net Proceeds are to be applied. If no Default has occurred or is continuing, the Borrower shall determine the manner in which Net Proceeds are to be applied. If any Net Proceeds are to be applied to the restoration, renovation, or replacement of effected Improvements, or any other Property, each of the following conditions must also be met:

(a) If a Default has occurred and is continuing, an escrow account shall be established with the Lender into which shall be deposited the Net Proceeds, and, if necessary, additional deposits by the Borrower, that, in the sole judgment of the Lender are sufficient to restore the Property to its use, value, and condition immediately prior to the Casualty or Condemnation. No interest will be paid on funds in the escrow account. If no Default has occurred or is continuing, then the Borrower shall deposit the Net Proceeds in a separate account. The Borrower assigns to, and grants the Lender a security interest in, the escrow account or separate account, and the funds therein to secure the payment and performance of the Obligations.

(b) All Leases shall continue in full force and effect (subject to any rent abatement during restoration provided for in the Leases) or, if terminated, the terminated Leases shall be replaced with Leases of equal quality in the judgment of the Lender. Any lessee that has the right to terminate its Lease due to Casualty or Condemnation, and has not exercised that right, shall confirm to the Lender in writing its irrevocable waiver of its termination right.

(c) Proceeds from any rental loss or business interruption insurance, or other funds of the Borrower, shall be available to the Borrower in amounts determined by the Lender to be sufficient to pay the debt service under the Note, and all Property assessments, insurance premiums and other sums becoming due from the Borrower under any of the Financing Documents during the time required for restoration.

(d) All restoration shall be conducted under the supervision of an architect or engineer, or both, selected and paid for by the Borrower.

(e) The restoration shall be performed pursuant to plans and specifications approved by appropriate Governmental Authorities and, if required, by the Lender.

(f) If required by the Lender in its sole discretion, all contractors responsible for the restoration shall obtain payment and performance bonds from a corporate surety acceptable to the Lender, naming the Lender as dual obligee.

(g) The Borrower shall keep the Lender informed on a timely basis of the progress of the any rehabilitation, renovation, or restoration of the Property.

Section 7.02. Failure to Meet Conditions.

If any of the foregoing conditions are not satisfied, the Lender may, in its sole discretion, apply Net Proceeds to the payment of the Obligations.

Section 7.03. Restoration.

If applied to restoration and the Borrower is required to deposit Net Proceeds in an escrow account under Section 7.01, Net Proceeds and any other funds required to be deposited with the Lender shall be disbursed in accordance with the terms of the construction loan agreement most commonly used by the Lender at the time of the Casualty or Condemnation for major commercial construction loans, and subject to the following conditions, which shall control if there is any conflict with the provisions of the construction loan agreement:

(a) Restoration shall begin within 30 days after receipt of the Net Proceeds by the Lender and shall be completed within a time period determined by the Lender in view of the extent of the Casualty or Condemnation.

(b) At the time of each disbursement, (i) no Leases shall be terminated that either singularly or in the aggregate affect more than 10% of the leasable area of the Property unless those Leases have been replaced with Leases of equal quality, in the judgment of the Lender, and (ii) no Default shall have occurred.

(c) Accompanying each request for a disbursement, the Lender shall receive (i) a certificate addressed to the Lender from the architect or engineer supervising the restoration stating that the disbursement is to pay the cost of restoration not paid previously by any prior disbursement, that all restoration completed to the date of the certificate has been completed in accordance with applicable Laws and the approved plans and specifications, and that the amount of the requested disbursement, together with all other disbursements, does not exceed 90% of the aggregate of all costs incurred or paid on account of work, labor or services performed on, and material installed, in, the Property at the date of the certificate, and (ii) evidence that all Claims then existing for labor, services, and materials have been paid in full or will be paid in full from the proceeds of the disbursement requested.

(d) The final 10% holdback shall be disbursed only upon delivery to the Lender, in addition to the items required in paragraph (iv) above, of the following:

(i) Final waivers of Liens from all contractors and subcontractors;

(ii) A certificate of the architect or engineer stating that the restoration has been completed in a good and workmanlike manner, in accordance with the plans and specifications and all applicable Laws; and

(iii) An estoppel affidavit from each lessee occupying space in the Property stating that it’s Lease is in full force and effect.

(e) Immediately on the occurrence of a Default, the Lender may apply Net Proceeds and any other sums deposited with the Lender to the repayment of the Obligations.

IN WITNESS WHEREOF, the Borrower has caused this Deed of Trust to be executed and delivered as of the date first above written.

WITNESS:		AMERICAN WOODMARK CORPORATION

/s/ James L. Cooper		By:	/s/ Glenn Eanes (SEAL)
Name:	James L. Cooper	Name:	Glenn Eanes
		Title:	Vice President and Treasurer

COMMONWEALTH OF VIRGINIA, CITY/COUNTY OF Frederick, TO WIT:

I HEREBY CERTIFY that on this 7th day of February, 2005, before me, a Notary Public in the Commonwealth of Virginia, personally appeared Glenn Eanes, who acknowledged himself/herself to be the Vice President and Treasurer of the American Woodmark Corporation, known or satisfactorily proven to me to be the person whose name is subscribed to this document, and acknowledged that she/he executed it on behalf of the American Woodmark Corporation, as its duly authorized                             .

AS WITNESS my hand and Notarial Seal.

Brenda Lee Clark
Notary Public

My Commission expires: 04/30/2007

This is to certify that the within instrument has been prepared by or under the supervision of the undersigned Maryland attorney, or by a party to this instrument.

/s/ W. David Rawle
W. David Rawle
Assistant Attorney General

RETURN TO:

________________

____________________________

____________________________

____________________________

DEED OF TRUST AND

ASSIGNMENT OF LEASES AND RENTS

EXHIBIT A

PROPERTY DESCRIPTION

All that piece or parcel of land situated between the B&O Railroad and U.S. Route 220, in Election District No. 7, near The Village of Pinto, Allegany County, Maryland and being more particularly described as follows; (Maryland Grid Meridian as taken from Minor Subdivision Plat No. 1626 and horizontal measurements) being used thru—out to wit:

Beginning for the same at a ½” iron pin with cap found at the end of the 13th line of a deed dated March 13, 2002, from First United Bank & Trust, Eva Mae Barton, John W. Barton, M. Colleen Nelson, and Eva H. Crist to the Maryland Economic Development Corporation, recorded in Deed Liber 702, Folio 712, thence with the entire 14th through the 21st lines of said deed;

1. South 41 degrees 40 minutes 43 seconds West for a distance of 165.02 feet to a 5/8” iron pin with cap found, thence;

2. South 50 degrees 53 minutes 00 seconds East for a distance of 1236.99 feet to a point, passing at 1227.73 feet a 5/8” iron pin with cap found, thence running with the westerly limit of The B&O Railroad 45 feet from said centerline;

3. South 21 degrees 54 minutes 10 seconds West for a distance of 357.68 feet to a 5/8” iron pin with cap set 45 feet from said centerline, thence around an existing cemetery;

4. North 68 degrees 14 minutes 04 seconds West for a distance of 67.06 feet to a 5/8” iron pin with cap set, thence;

5. South 21 degrees 46 minutes 17 seconds West for a distance of 123.67 feet to 5/8” iron pin with cap set, thence;

6. South 68 degrees 14 minutes 04 seconds East for a distance of 67.12 feet to a 5/8” iron pin with cap set on the westerly limit of the B&O Railroad 45 feet from said centerline, thence running with said limit;

7. South 21 degrees 44 minutes 33 seconds West for a distance of 324.54 feet to a 5/8” iron pin with cap set 45 feet from said centerline, thence;

8. South 26 degrees 56 minutes 57 seconds West for a distance of 183.94 feet to a 5/8” iron pin with cap set, thence leaving the railroad and running with a portion of the 22nd line of the aforesaid deed recorded in Liber 702, Folio 712;

9. North 51 degrees 02 minutes 45 seconds West for a distance of 756.03 feet to a 5/8” iron pin with cap set at the end of the 3rd line of a deed dated July 2, 2004, from William Harold Moran and Mary Ellen Moran to the Board of County Commissioners of Allegany County, Maryland, recorded in deed liber 732, folio 681, and running thence with the 4th and 5th lines of said deed as corrected, and with the line of a fence;

10. South 35 degrees 28 minutes 25 seconds East for a distance of 398.00 feet to a fence post, thence leaving the fence;

11. North 51 degrees 02 minutes 45 seconds West for a distance of 1113.09 feet to a 5/8” iron pin with cap set on the easterly limit of U.S. Route 220 and running with said right of way margin;

12. North 32 degrees 58 minutes 27 seconds East for a distance of 171.39 feet to a 5/8” iron pin with cap set, thence;

13. North 30 degrees 53 minutes 17 seconds East for a distance of 133.51 feet to a 5/8” iron pin with cap set, thence;

14. North 25 degrees 44 minutes 50 seconds East for a distance of 20.00 feet to a 5/8” iron pin with cap set, thence;

15. North 25 degrees 44 minutes 50 seconds East for a distance of 80.00 feet to a 5/8” iron pin with cap set, thence;

16. South 45 degrees 09 minutes 15 seconds East for a distance of 26.59 feet to a ½” iron pin with cap found, thence;

17. North 23 degrees 15 minutes 51 seconds East for a distance of 472.34 feet to a point at the intersection of the easterly margin of U.S. Route 220 and the southerly margin of Barton Park Drive, thence leaving U.S. Route 220 and running with said Barton park Drive, 60 feet from the center thereof, and with new division lines through the whole tract of which this is a part;

18. South 55 degrees 31 minutes 19 seconds East for a distance of 38.19 feet to a point, thence;

19. South 62 degrees 22 minutes 02 seconds East for a distance of 36.20 feet to a point, thence;

20. 467.80 feet along the arc of a curve to the left, having a radius of 355.00 feet and being subtended by a chord bearing North 79 degrees 52 minutes 57 seconds East for a distance of 434.68 feet to a point, thence;

21. North 42 degrees 07 minutes 56 seconds East for a distance of 324.66 feet to a point, thence leaving Barton Park Drive;

22. South 51 degrees 29 minutes 08 seconds East for a distance of 124.45 feet to the place of beginning, containing 47.371 acres more or less.

Together with and subject to covenants, easements, and restrictions of record and as shown on Minor Subdivision flat No. 1626.

All of the above described parcel being part of a deed dated March 13, 2002, from First United Bank & Trust, Eva Mae Barton, John W. Barton, M. Colleen Nelson, and Eva H. Crist to the Maryland Economic Development Corporation, recorded in Liber 702, Folio 712, and all of a deed dated July 2, 2004, from William Harold Moran and Mary Ellen Moran to the Board of Commissioners of Allegany County, Maryland, recorded in deed Liber 732, Folio 681, and all of a deed dated July 2, 2004 from Jack J. Duke to the Board of County Commissioners of Allegany County, Maryland, recorded in deed Liber 732, Folio 686, and all of a deed dated July 2, 2004 from Arden William Haycock and Vivian Elaine Haycock to the Board of County Commissioners of Allegany County, Maryland, recorded in deed Liber 732, Folio 678, all among the land records of Allegany County, Maryland.

The portion of the total tract described above being conveyed from Maryland Economic Development Corporation to the Grantor is 37.108 acres, more or less.

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